As filed with the Securities and Exchange Commission on June 24, 2011
1933 Act File No. [_________]

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No. ____	|_|
Post-Effective Amendment No. ____	|_|

(Check appropriate box or boxes)

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND
 (Exact Name of Registrant as Specified in Charter)

2005 Market Street, Philadelphia, PA 19103
 (Address of Principal Executive Offices) (Zip Code)

(800) 523-1918
(Registrant's Telephone Number, including Area Code)

David F. Connor, Esq., 2005 Market Street, Philadelphia, PA 19103
 (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering: As soon as practical after this Registration Statement becomes effective under the Securities Act of 1933.

Calculation of Registration Fee under the Securities Act of 1933:

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common Shares (no par value)			$37,081,353.12	$4,305.15

(1)
Estimated solely for the purpose of calculating the registration fee.  Based on net asset value per share of $7.52 for Delaware Investments Global Dividend and Income Fund, Inc. as of the close of business on June 22, 2011 with 4,931,031 shares outstanding, in accordance with Rule 457(f)(1) of the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

PROXY MATERIALS
Delaware Investments Global Dividend and Income Fund, Inc. (NYSE: DGF)
Delaware Enhanced Global Dividend and Income Fund (NYSE: DEX)

Dear Shareholder:

I am writing to let you know that a joint special meeting of shareholders of the closed-end registered investment companies listed above (the “Funds”) will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 on September 21, 2011 at 4:00 p.m. Eastern time.  The purpose of the meeting is to vote on an important proposal that affects the Funds and your investment.  As a shareholder, you have the opportunity to voice your opinion on certain matters that affect the Funds.  This package contains information about the proposal and the materials to use when voting by mail, by telephone, or through the Internet.

Please read the enclosed materials and cast your vote.  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by each Fund’s Board of Trustees/Directors (the “Board”).  The Board, all but one of whose members are not affiliated with Delaware Investments, is responsible for protecting your interests as a shareholder.  The Board believes the proposal is in the best interests of the shareholders of both Funds.

Each Fund’s Board recommends that you vote FOR the proposal.

The proposal is described in greater detail in the enclosed Proxy Statement/Prospectus.

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote, simply complete the proxy card enclosed in this package.  Be sure to sign the card before mailing it in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the website indicated on your proxy card and follow the recorded or online instructions.

If you have any questions before you vote, please call Computershare Fund Services, Inc., the Funds’ proxy solicitor, at 866-612-5812, and they will be glad to help you get your vote in quickly.  You may also receive a telephone call from the solicitor reminding you to vote your shares.  Thank you for your participation in this important initiative.

Sincerely,

Patrick P. Coyne

Chairman

July [__], 2011

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS OF
Delaware Investments Global Dividend and Income Fund, Inc. (NYSE: DGF)
and
Delaware Enhanced Global Dividend and Income Fund (NYSE: DEX)
To be held on September 21, 2011

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 21, 2011: this proxy statement is available at
www.delawareinvestments.com/CEProxy.

To the Shareholders:

NOTICE IS HEREBY GIVEN that a joint special meeting (the “Meeting”) of shareholders of Delaware Investments Global Dividend and Income Fund, Inc. (the “Target Fund”) and Delaware Enhanced Global Dividend and Income Fund (the “Acquiring Fund”) has been called by the Board of Trustees of the Acquiring Fund and the Board of Directors of the Target Fund.  The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, 26th Floor, Philadelphia, PA 19103, on Wednesday, September 21, 2011 at 4:00 p.m. Eastern time.  The purpose of the Meeting is for each Fund:

To approve an Agreement and Plan of Reorganization (the “Agreement”) providing for (i) the acquisition by the Acquiring Fund of substantially all of the assets, and certain of the liabilities, of the Target Fund, in exchange for newly issued common shares of the Acquiring Fund; (ii) the distribution of such newly issued common shares of the Acquiring Fund to holders of common shares of the Target Fund; and (iii) the dissolution of the Target Fund thereafter.

Shareholders of record of the Funds as of the close of business on July 13, 2011 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.  Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card by mail in the enclosed postage-paid envelope, or by voting by telephone or over the Internet.  Your vote is important.

By Order of the Board,

Patrick P. Coyne

Chairman

July [__], 2011

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement/Prospectus.

PROXY STATEMENT/PROSPECTUS

Dated [___], 2011

Acquisition of Substantially All of the Assets, and Certain of the Liabilities, of
Delaware Investments Global Dividend and Income Fund, Inc. (NYSE: DGF)
By, and In Exchange For Shares of,
Delaware Enhanced Global Dividend and Income Fund (NYSE: DEX)

This proxy statement/prospectus (“Proxy Statement/Prospectus”) solicits proxies to be voted at a joint special meeting of shareholders (the “Meeting”) of Delaware Investments Global Dividend and Income Fund, Inc. (the “Target Fund”) and Delaware Enhanced Global Dividend and Income Fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds”).

The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, 26th Floor, Philadelphia, PA 19103, on Wednesday, September 21, 2011 at 4:00 p.m. Eastern time.  The purpose of the Meeting is for each Fund:

To approve an Agreement and Plan of Reorganization (the “Agreement”) providing for (i) the acquisition by the Acquiring Fund of substantially all of the assets, and certain of the liabilities, of the Target Fund, in exchange for newly issued common shares of the Acquiring Fund; (ii) the distribution of such newly issued common shares of the Acquiring Fund to holders of common shares of the Target Fund; and (iii) the dissolution of the Target Fund thereafter.

A form of the Agreement is set forth in Appendix A of this Proxy Statement/Prospectus.  If the shareholders of the Funds vote to approve the Agreement, substantially all of the assets, and certain of the liabilities, of the Target Fund will be acquired by the Acquiring Fund in exchange for common shares of the Acquiring Fund (such transaction, the “Reorganization”).

The principal executive offices of the Funds are located at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.  You can reach the offices of the Funds by telephone by calling 1-800-523-1918.

The Board of Trustees/Directors (the “Board”) of each Fund is soliciting these proxies.  If the shareholders of the Funds vote to approve the Agreement, each holder of common stock of the Target Fund (“Target Fund Shares”) will receive Acquiring Fund common shares of beneficial interest (“Acquiring Fund Shares”) of equivalent aggregate net asset value (“NAV”) to the aggregate NAV of the Target Fund Shares they own.  No sales charge will be imposed on the Acquiring Fund Shares received in connection with the Reorganization, and the Reorganization is designed to be a tax-free reorganization.  After the Reorganization is completed, the Target Fund will be liquidated and dissolved.

Each Fund is a diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Acquiring Fund’s primary investment objective is to seek current income, with a secondary objective of capital appreciation.  The Target Fund’s primary investment objective is to seek high current income, with a secondary objective of capital appreciation.  The Target Fund Shares and the Acquiring Fund Shares (together, “Shares”) are listed on the New York Stock Exchange (the “Exchange”) under the ticker symbols set forth above.  Delaware Management Company (the “Manager”), a series of Delaware Management Business Trust, serves as investment manager to each Fund.  The Board of each Fund believes that the Reorganization will benefit the shareholders of the Funds, as discussed further in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus will first be sent to shareholders on or about July 20, 2011.  It sets forth concisely the information about the Acquiring Fund that a prospective investor ought to know before investing.  It should be retained for future reference.  A statement of additional information dated July [__], 2011 (the “SAI”) relating to this Proxy Statement/Prospectus is incorporated by reference into and is deemed part of this Proxy Statement/Prospectus.  Each Fund’s most recent shareholder report includes financial highlights for the Fund, which are hereby incorporated by reference into this Proxy Statement/Prospectus.  The SAI and other information about the Funds has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request and without charge by contacting the Funds at the address or phone number of its principal executive offices given above.  Reports, proxy materials and other information concerning the Funds can also be inspected at the Exchange.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE ACQUIRING FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY.  THE ACQUIRING FUND SHARES INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested.  No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

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TABLE OF CONTENTS

PAGE
Summary	4
Key Features of the Funds	4
Key Features of the Reorganization	4
Key Features of the Acquiring Fund and the Target Fund	5
Primary Consequences of the Reorganization	7
Primary Tax Consequences	7
Principal Risk Factors	8
Current and Pro Forma Fees	12
Information About the REORGANIZATION	13
Material Features of the Reorganization	13
Terms of the Agreement	13
Description of Acquiring Fund Shares to be Issued	14
Board Considerations in Approving the Reorganization	15
Federal Income Tax Consequences	17
Comparison of Acquiring and Target Fund Shares	19
Existing and Pro Forma Capitalization	22
Information About the Funds	22
General Description	22
Management	29
Voting information	35
Revocability of Proxy	35
Persons Making the Solicitation	36
Voting Requirements	36
Principal Holders of Voting Securities	37
Interest of Certain Persons	38
Appendix A: Form of Agreement and Plan of Reorganization	1

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SUMMARY

This is only a summary of certain information contained in this Proxy Statement/Prospectus.  You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Form of Agreement (attached as Exhibit A).

Key Features of the Funds

The Acquiring Fund is organized as a Delaware business trust.  The Target Fund is organized as a Maryland corporation. Each Fund is registered as a closed-end investment company under the 1940 Act, and each Fund’s Shares trade on the Exchange.  As of May 31, 2011, the total net assets of the Funds were as follows:

Fund	Total Net Assets
Target Fund	$38.85 million
Acquiring Fund	$176.76 million

Key Features of the Reorganization

The Board of each Fund has concluded that the Reorganization is in the best interests of such Fund’s shareholders and has determined that the interests of that Fund’s shareholders will not be diluted as a result of the Reorganization.  The Board of each Fund has approved submitting the Agreement to a vote of each Fund’s shareholders at the Meeting, and recommends that shareholders vote FOR approval of the Agreement.

The Reorganization
If the Agreement is approved, on the date that the Reorganization takes place (the “Closing Date”), the Acquiring Fund will acquire substantially all of the assets, and certain of the liabilities, of the Target Fund, and shareholders of the Target Fund will then receive Acquiring Fund Shares in exchange for their Target Fund Shares (this event, the “Closing”).  Each Fund currently uses a line of credit for leverage purposes.  Following the Reorganization, the Acquired Fund will continue to use the line of credit and, it is anticipated that the Funds’ lines of credit will be combined.  The Target Fund will retain sufficient assets to pay off any remaining liabilities.  After provision has been made for any remaining liabilities to be paid off, the Target Fund will be dissolved.  For more information about the Reorganization, see the section below entitled “Information About the Reorganization.”

Acquiring Fund Shares
The Agreement provides that, on the Closing Date, holders of Target Fund Shares will receive Acquiring Fund Shares having an aggregate NAV equal to the aggregate NAV of the Target Fund Shares they hold on the Closing Date.  As a result, the aggregate net asset value (but not necessarily market value) of a shareholder’s investment in Acquiring Fund Shares will be the same immediately after the Closing as the aggregate net asset value of such shareholder’s investment in Target Fund Shares immediately before the Reorganization.  Similarly, the

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Reorganization will have no effect on the aggregate net asset value (but not necessarily market value) of an Acquiring Fund shareholder’s investment.  This structure is designed to avoid any dilution in the investments of holders of either Fund’s Shares.  No certificates representing shares of beneficial interest of Acquiring Fund will be issued to shareholders of Target Fund shares, irrespective of whether such shareholders hold their Target Fund Shares in certificated form, and each outstanding certificate of the Target Fund will be cancelled and will no longer evidence ownership thereof.  Shareholders of the Target Fund will receive instructions on how to return their Target Fund share certificates.  For more information about the Acquiring Fund Shares, see the section below entitled “Information About the Reorganization — Material Features of the Reorganization — Description of the Acquiring Fund Shares to be Issued.”

Key Features of the Acquiring Fund and the Target Fund

Investment Objectives and Strategies
Investment Objectives.  The Funds have substantially similar investment objectives.  The Acquiring Fund’s primary investment objective is to seek current income, with a secondary objective of capital appreciation.  The Target Fund’s primary investment objective is to seek high current income, with a secondary objective of capital appreciation.  Each Fund’s investment objective is non-fundamental, meaning that it may be changed by the Fund’s Board without shareholder approval, although shareholders will receive advance notification of any change in a Fund’s investment objective.  There is no guarantee that a Fund will achieve its investment objective.

Investment Strategies.  The investment strategies of the Funds are similar.  Each Fund may invest in both equity and debt securities, however there are differences between the Funds with respect to the minimum investment in debt versus equity securities.  The Target Fund invests at least 50% of its total assets in equities and the remainder of its total assets in non-convertible debt securities, while the Acquiring Fund is not constrained as to its mix between debt and equity securities.  Each Fund may invest up to 40% in the securities of non-U.S. issuers.

Each Fund seeks to pursue its investment objective by investing globally in dividend paying and income generating securities.  With respect to the equity component of the Acquiring Fund and Target Fund’s portfolio, both Funds are permitted to invest in common stock of U.S. and foreign countries.  In addition, the Acquiring Fund invests primarily in securities of large-capitalization companies but is permitted to invest in companies of any size.  Each Fund may also invest in securities issued by real estate companies (including real estate investment trusts (“REITs”)).

Each Fund is permitted to invest in preferred stock and convertible securities, which may be rated below investment grade (i.e., “Ba” or lower for convertible securities or “ba” or lower for preferred stock by Moody's Investors Service (“Moody’s”) or “BB” or lower for both convertible securities and preferred stock by Standard and Poor’s (“S&P”) or similarly rated by other rating agencies) or, if unrated, determined to be of comparable quality by the Manager.

Under normal market conditions, each Fund invests at least 40% of its net assets in securities of non-U.S. issuers, unless market conditions are not deemed favorable by the Manager, in which case the Fund would invest at least 30% of its net assets in the securities of

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non-U.S. issuers.  Additionally, the Target Fund invests at least 65% of the value of its assets in issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which is the United States, however, the Target Fund may not invest more than 50% of its total assets in the securities of any developed or emerging markets foreign country.

Each Fund may purchase securities in any developed or emerging foreign country and such foreign investments may be denominated in currencies other than the U.S. dollar.  Each Fund may invest directly in securities of foreign issuers or in depository receipts (such as American and European Depository Receipts (the Acquiring Fund may also invest in Global Depository Receipts) that represent indirect interests in securities of foreign issuers. Each Fund may also invest directly in foreign currencies.  The Manager may for each Fund employ forward foreign currency contracts, futures contracts and options on futures contracts to hedge currency risks associated with the income stream generated by foreign investments.

The debt component of each Fund’s portfolio consists of corporate and government debt securities, including high yield, high risk U.S. or foreign (including emerging markets) debt securities that are rated below investment grade (“Ba1” or lower by Moody’s or “BB+” or lower by S&P).  The Target Fund is permitted to invest the entire debt component of its portfolio in securities that are rated below investment grade or that are unrated but of comparable quality as determined by the Manager.  Additionally, the corporate and government bonds in which the Target Fund may invest may have the lowest ratings for interest paying debt instruments by Moody’s or S&P (i.e., rated “C” by Moody’s or “CC” by S&P).

Each Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of such Fund.  Additionally, each Fund currently borrows through a line of credit  which it has established with The Bank of New York Mellon (“BNY Mellon”) for purposes of leveraging.  Leveraging may result in greater volatility because a Fund’s NAV may be subject to fluctuations in short-term interest rates and changes in the market value of portfolio securities attributable to the leverage.

Additionally, in managing the Acquiring Fund, the Manager uses a combination of dividend capture trading, option overwriting, realization of gains on the sale of securities, dividend growth and currency forwards to try to enhance the sustainability of the Acquiring Fund’s income stream.

Generally, securities are purchased or sold by the Acquiring Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid.

The Manager may invest the Acquiring Fund’s cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, including the Delaware Cash Reserve Fund, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds, and bank accounts.  Any income earned from such investments is ordinarily reinvested by the Acquiring Fund in accordance with its investment

6

program.  Many of the considerations entering into the Manager’s recommendations and the portfolio managers’ decisions are subjective.

For more information about the investment objectives and strategies of the Funds, see the section below entitled “Information About the Funds — General Description” and the SAI.

Trading of Shares on the Exchange
Each Fund’s Shares trade on the Exchange.  Generally, an investor purchasing Fund Shares enters into a purchase transaction on the Exchange through a broker-dealer and thus indirectly purchases the Shares from a selling Fund shareholder.  A shareholder who sells Shares generally sells them on the Exchange through a broker-dealer, indirectly to another investor.  Unlike a mutual fund (also called an “open-end” fund), holders of Shares of a Fund generally do not purchase and sell Shares from and to the Fund, either directly or through an intermediary such as a broker-dealer.

Primary Consequences of the Reorganization

If the Reorganization is completed, the Acquiring Fund will acquire substantially all of the assets of the Target Fund, as well as certain liabilities related to the Target Fund’s line of credit with BNY Mellon, and the Target Fund’s shareholders will become shareholders of the Acquiring Fund.  The Acquiring Fund will continue to operate as a closed-end fund managed by the Manager and investing its assets pursuant to the Acquiring Fund’s existing investment objectives and strategies.  Acquiring Fund Shares will continue to trade on the Exchange.

If the Reorganization is completed, the Target Fund will not hold an annual meeting in 2012.  If the Reorganization does not take place, the Target Fund’s Board will announce the date of the 2012 annual meeting for the Target Fund.  The Acquiring Fund will hold an annual meeting in 2012 regardless of whether the Reorganization is consummated.

If the Agreement is not approved by a Fund’s shareholders, the Board may consider alternative actions.

For more information about the Reorganization, see the section below entitled “Information About the Reorganization.”

Primary Tax Consequences

It is expected that neither the Funds nor their shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganization.  Shareholders should consult their own tax advisor regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Shareholders should also consult their tax advisor about state and local tax consequences, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates only to the federal income tax consequences.  The discussions of tax consequences in this Proxy Statement/Prospectus are not intended or written to be used as, and should not be considered a substitute for, tax advice.  For more information about the Federal tax consequences of the Reorganization, see the section below entitled “Information About the Reorganization — Federal Income Tax Consequences.”

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PRINCIPAL RISK FACTORS

The risks associated with an investment in the Funds are similar.  As with most investments, investments in a Fund involve risks, including the risk that shareholders may receive little or no return on their investment, and the risk that shareholders may lose part or all of the money they invest.  There can be no guarantee against losses resulting from an investment in a Fund, nor can there be any assurance that a Fund will achieve its investment objectives.  Whether a Fund achieves its investment objectives depends on market conditions generally and on the Manager’s analytical and portfolio management skills.  Before investing in a Fund, potential shareholders should carefully evaluate the risks.  Because of the nature of the Funds, shareholders should consider an investment in a Fund to be a long-term investment that typically provides the best results when held for a number of years.  Following are the principal risks that shareholders assume when investing in the Funds.  These risks are generally the same, except that the Acquiring Fund utilizes a specific dividend capture strategy that carries specific risks that are somewhat different from the risks of seeking dividend income generally.  Information on the risks associated with the dividend capture strategy may be found in the SAI.

Market Risk.   Market risk is the risk that all or a majority of the securities in a certain market — like the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Security Risk.  Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

Market price of shares.  Shares of closed-end investment companies, such as the Funds, frequently trade at a discount from their NAV, although it is possible that they may trade at a premium above NAV.  This risk is distinct from the risk that a Fund’s NAV may decrease.  Whether shareholders realize gains or losses upon the sale of Shares will depend entirely upon whether the market price of the Shares at the time of sale is above or below the original purchase price for such Shares.  Because the market price for a Fund’s shares is determined by various factors beyond the control of a Fund, a Fund cannot control whether its Shares trade at a price equal to, above, or below their NAV.  Shares are designed for long-term investors and should not be treated as trading vehicles.

Equity Risk.  This includes the risk that stocks and other equity securities generally fluctuate in value more than bonds.

Small and Medium Cap Company Risk.  Small- and medium-sized companies are more vulnerable than larger companies to adverse business or economic developments, including limited financial resources or dependence on narrow product lines.  Consequently, the stock prices of smaller companies tend to fluctuate in value more drastically than the stocks of larger companies.

8

Foreign Securities Risk.  This includes the risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards. Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to individuals for qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be reported as qualified dividend income.

Foreign Government/Supranational Risk.  This risk involves the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.  This ability to make payments will be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves.

Emerging Markets Risk.  The risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments.  In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality.  Economic markets and structures tend to be less mature and diverse, and securities markets which are subject to less government regulation or supervision may also be smaller, less liquid and subject to greater price volatility.  Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to individuals for qualified dividends.

Information Risk.  Information risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

Inefficient Market Risk.  Inefficient market risk is the risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.

Transaction Cost Risk.  Transaction costs risk is the risk that the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Currency Risk. Currency risk is the risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

Leverage Risk.  The use of leverage by a Fund would create three major types of risks for shareholders.  First, the likelihood of greater volatility of net asset value and market price of common shares because changes in value of the Fund’s portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the common shareholders.  Second,

9

the possibility either that share income will fall if the interest rate on any borrowings or the dividend rate on any preferred shares issued rises, or that share income and distributions will fluctuate because the interest rate on any borrowings or the dividend rate on any preferred shares issued varies.  Third, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets applicable asset coverage requirements.

In the event a Fund uses leverage, the fees paid to the Manager for investment advisory services and the Administrator for administrative services will be higher than if the Fund did not use leverage because such fees are generally calculated on the basis of a Fund’s net assets, including proceeds from issuance of preferred shares, commercial paper or borrowings, which may create an incentive to leverage the Fund.

Real Estate Industry Risk.  Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition; changes in property taxes, and operating expenses; changes in zoning laws; costs of clean-up of, and liability to third parties resulting from environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.  Dividends paid by REITs will not generally qualify for the reduced federal income tax rates applicable to individuals for qualified dividends, and may result in “excess inclusion income” subject to special tax rules.  REITS are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or other similar statutes in non-U.S. countries and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act.

Convertible and Preferred Securities Risk.  Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks.  In addition, convertible bonds may be more sensitive to changes in interest rates than stocks.  Convertible bonds may also have credit ratings below investment grade (i.e., they may be “junk bonds”), meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.  Dividends paid on preferred securities may not qualify for the reduced federal income tax rates applicable to individuals for qualified dividends under the Code.

High Risk, High Yield Corporate Bond Risk.  High yield securities or high yield corporate bonds (commonly known as “junk bonds”), while having higher yields, are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities.  These securities are also subject to greater price volatility and risk of loss of income and principal than are higher rated securities.  Lower rated and unrated fixed income securities tend to reflect short-term corporate and market development movements to a greater extent than higher rated fixed income securities, which react primarily to fluctuations in the general level of interest rates.  Fixed income securities of this type are considered to be of poor quality and primarily speculative.  Such securities are subject to a substantial degree of credit risk.  Investing in junk bonds entails the risk of principal loss, which may be greater than the risks involved in investment grade bonds.  High yield bonds are sometimes issued by

10

companies whose earnings at the time the bond is issued are less than the projected debt payments on the bonds.  A protracted economic downturn may severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, and adversely affect the ability of high yield issuers to repay principal and interest.

Credit Risk.  The possibility that a bond’s issuer (and/or an entity that insures the bond) will be unable to make timely payments of interest and principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value, which would impact a Fund’s performance.

Interest Rate Risk.  Securities may decrease in value if interest rates rise.  This risk is generally associated with bonds; however, because small and medium-sized companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity Risk.  The possibility that securities cannot be readily sold within seven days at approximately the price at which a Fund has valued them.  Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value.  A Fund may also not be able to dispose of illiquid securities at a favorable time or price during periods of infrequent trading of an illiquid security.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as the Funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons.

Inflation Risk.  The return from investments may be less than the increase in the cost of living due to inflation.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally as well as certain other risks, which are described in the SAI.

Counterparty Risk. If a Fund enters into a derivative contract (such as a futures or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).  As a result, a Fund may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

Portfolio Turnover Risk.  High portfolio turnover rates may increase a Fund’s transaction costs and lower returns.  Higher portfolio turnover rates could result in corresponding increases in brokerage commissions, may generate short-term capital gains taxable as ordinary income and cause dividends received on portfolio securities to not be qualified dividends eligible to individuals for reduced federal income tax rates under the Code.

Securities Lending Risk.  Securities lending is subject to the risk that loaned securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price.  Any loss in the market price of securities loaned by a Fund that occurs during the term of the loan would be borne by the Fund and would adversely

11

affect the Fund’s performance.  Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.  A Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income.  This replacement income generally will not be eligible to individuals for reduced federal income tax rates.

Market Disruption and Geopolitical Risk.  Unstable situations in various areas around the world, including the possibility of terrorist attacks, natural disasters, or war, could result in market volatility and have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.  A Fund does not know how long the securities markets would be affected by such events and cannot predict the effects of such events.

Government and Regulatory Risk.  Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a fund.

Tax Risks.  A Fund’s investment policies and trading strategies may result in a larger portion of its income being taxable at ordinary income tax rates than might otherwise be the case. In addition, a Fund may invest in complex securities that could be subject to numerous special and complex tax rules.  These rules could accelerate the recognition of income by a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax on income.  These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could, therefore, affect the amount, timing or character of the income distributed by a Fund.

More information on these and other risks of an investment in the Funds is included in the SAI.

CURRENT AND PRO FORMA FEES

The purpose of the tables below is to assist shareholders in understanding and comparing the various costs and expenses that they will bear directly or indirectly as a holder of Acquiring Fund Shares, both before and after the Reorganization.

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Fees and Expenses for Acquiring Fund Shares

and Target Fund Shares

	Actual*		Pro Forma**
	Target Fund	Acquiring Fund	Acquiring Fund After the Reorganization
Annual Expenses (as a percentage of average net assets attributable to Shares)
Management Fees	0.92%	1.25%	1.20%****
Interest Payments on Borrowed Funds***	0.45%	0.41%	0.43%
Transfer Agent Fees	0.13%	0.03%	0.03%
Other Expenses	0.54%	0.26%	0.23%
Total Annual Fund Operating Expenses	2.04%	1.95%	1.89%

*	Information for the Funds is provided for their fiscal year ended November 30, 2010.
**
Pro forma expenses after the Reorganization are based on current Acquiring Fund expenses, excluding the estimated costs of the Reorganization to be borne by the Funds.  For more information on the estimated expenses of the Reorganization, please see “Information About the Reorganization – Terms of the Agreement.”  The pro forma combined expenses are based on the average net assets of the Funds for the twelve-month period ended November 30, 2010.

***	Each Fund maintains a line of credit with BNY Mellon. For more information regarding the line of credit see “Information About the Reorganization – Terms of the Agreement.”
****
Upon the Closing of the Reorganization, the Manager has agreed to permanently lower the management fee of the Acquiring Fund from 1.00% to 0.95%.  The management fee is calculated based on adjusted daily net assets of the Fund.  Adjusted net assets excludes the line of credit liability.

Example

This example compares the cost of investing in Acquiring Fund Shares with the cost of investing in Target Fund Shares, both before and after the Reorganization.  It assumes:

•	An investment at NAV of $1,000 for the periods shown;
•	A 5% investment return each year;
•	The Funds’ operating expenses remain the same each year; and
•	All dividends and distributions are reinvested at NAV.

The Example should not be considered a representation of future expenses or performance, and a Fund’s actual returns may be greater or less than the hypothetical 5% return used.  Although actual costs may be higher or lower than those shown, based on these assumptions the costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund	$21	$64	$110	$237
Acquiring Fund	$20	$61	$105	$227
Acquiring Fund (after the Reorganization)	$19	$59	$102	$221

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Agreement is qualified in its entirety by the Form of Agreement and Plan of Reorganization that is included as Exhibit A.  Any capitalized terms not defined herein have the meaning assigned to them in the Agreement.

Material Features of the Reorganization

The Reorganization will consist of the acquisition by the Acquiring Fund of substantially all of the property, assets, goodwill, and certain of the liabilities of the Target Fund in exchange solely for Acquiring Fund Shares; the pro rata distribution of Acquiring Fund Shares to the holders of Target Fund Shares in complete liquidation of the Target Fund; and the dissolution of the Target Fund.

Terms of the Agreement

The Closing Date is currently expected to occur in the fourth quarter of 2011, or such other date as the Boards of the Funds may mutually agree.  Under the Agreement, the Target Fund will convey to the Acquiring Fund at the Closing all of the Target Fund’s then existing assets and certain liabilities (including the line of credit), free and clear of any liens, except for cash, bank deposits or cash equivalent securities in an amount necessary to pay the Target Fund’s estimated costs and expenses of carrying out the Agreement, discharge the Target Fund’s unpaid liabilities on its books as of the Closing Date (other than those liabilities, including the Target Fund’s line of credit with BNY Mellon, being acquired by the Acquiring Fund), and provide for any reasonably expected contingent liabilities.  In exchange, the Acquiring Fund will deliver to the Target Fund at the Closing the number of Acquiring Fund Shares having an aggregate NAV equal to the aggregate NAV of the Target Fund Shares as of the Closing Date, and will assume the Target Fund’s stated liabilities.  The value of each Fund’s portfolio securities and NAV shall be determined as of the Close of Business on the Closing Date in a manner consistent with the valuation procedures described in each Fund’s filings with the SEC.

Following the Reorganization, the Acquiring Fund intends to continue to use its line of credit with BNY Mellon and it is anticipated that the Funds’ lines of credit will be combined.

Immediately following the Closing, the Target Fund shall distribute pro rata to holders of Target Fund Shares of record as of the close of business on the Closing Date the Acquiring Fund Shares received by the Target Fund, as well as the Target Fund’s other assets, if any, as provided by the Agreement.  The Target Fund will declare a dividend and/or other distribution that, together with all previous such dividends, shall have the effect of distributing to its shareholders (i) all of Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); (ii) all of Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover); and (iii) at

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least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year prior to the Closing Date and at least 90 percent of such net tax-exempt income for such final taxable year.  The Target Fund shall be dissolved promptly following the Closing, the distribution of the respective Acquiring Fund Shares, payment of any dividends or distributions, and resolution of any other contingent liabilities.

The execution of the Agreement and the consummation of the Reorganization is conditioned on each Fund providing the other with certain representations, warranties and covenants, and on certain other closing conditions customary in transactions such as the Reorganization.

It is estimated that the total expenses of entering into and carrying out the Agreement and the Reorganization will be approximately $266,998, of which $93,449, or 35%, will be borne by the Target Fund, $106,799, or 40%, will be borne by the Acquiring Fund and $66,749, or 25%, will be borne by the Manager.

The Agreement may be amended by mutual consent of the Funds in writing.  The Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing, before or after shareholder approval, or the Closing may be postponed by mutual consent of the Target Fund and the Acquiring Fund or if either Fund’s Board elects to terminate the Agreement and to abandon the Reorganization.  If the Reorganization has not been consummated by May 31, 2012, the Agreement shall automatically terminate unless a later date is agreed to by each Fund’s Board.

Description of Acquiring Fund Shares to be Issued

General.  The Acquiring Fund is authorized by its Declaration of Trust to issue an unlimited number of Acquiring Fund Shares, with no par value.  As of  May 1, 2011, the Acquiring Fund had issued and outstanding 13,052,745 shares, all listed on the Exchange.  Under the terms of the Agreement, the Acquiring Fund will issue new Acquiring Fund Shares to be distributed to the holders of Target Fund Shares.  The number of additional Acquiring Fund Shares issued will be based on the relative NAVs and shares outstanding of the Acquiring Fund and the Target Fund as of the Closing Date.  All Acquiring Fund Shares issued pursuant to the Agreement will be fully paid and non-assessable, and will be listed for trading on the Exchange.

The terms of the Acquiring Fund Shares to be issued in the Reorganization will be identical to the terms of the Acquiring Fund Shares already outstanding.  All of the Acquiring Fund Shares have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation.  The Acquiring Fund Shares have no preemptive, conversion or exchange rights, nor any right to cumulative voting.

Distributions.  Each Fund makes monthly distributions of net income to holders of its Shares.  Net income consists of all interest income accrued on portfolio assets less all expenses of the Fund.  Net realized capital gains, if any, are distributed to holders of a Fund’s Shares at least annually.  Expenses of each Fund are accrued each day.

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    Each Fund has implemented a managed distribution policy.  Under its policy, each Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains.  The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital.  It is likely that, from time to time, the Fund will distribute more than its income and net realized capital gains; therefore, a portion of a shareholder's distribution would be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."  Even though a Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.  For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income.  This tax effect can occur during times of extended market volatility.  Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), this tax effect attributable to a Fund's capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of a Fund arising in Fund tax years beginning after November 30, 2011. The actual determination of the source of a Fund’s distributions can be made only at year-end.  Shareholders should receive written notification regarding the actual components and tax treatments of all Fund distributions for a calendar year at the beginning of the next calendar year.

Dividend Reinvestment Plan.  Each Fund offers a dividend reinvestment plan, which is fully described in the Fund’s shareholder reports.

Board Considerations in Approving the Reorganization

At a meeting on May 17-18, 2011, the Boards of the Funds met to consider whether the Agreement and the Reorganization would be in the interests of the Funds and their shareholders.  In approving the Agreement and recommending that shareholders of each Fund approve the Agreement, the Boards considered the following potential benefits of the Reorganization, among other factors:

▪
Reduction in management fee.  The Target Fund currently has a management fee of 0.70%  while the Acquiring Fund has a management fee of 1.00%.  The Manager has agreed that upon completion of the Reorganization it will permanently lower the management fee of the Acquiring Fund from 1.00% to 0.95%.  Though the contractual management fee paid by Target Fund shareholders will increase as a result of the Reorganization, the overall expense ratio of the Acquiring Fund is expected to be lower than that of the Target Fund.

▪
Consistency of investment management.  The Funds are managed by similar investment teams with similar investment strategies and philosophies, so shareholders would receive the benefit of the continuity of the investment management team and a more straightforward transition of assets.  The Acquiring Fund will retain its current investment objectives and strategies after the Reorganization, which are similar to those of the Target Fund.

▪	Improved economies of scale and potential for lower expense ratio. The combination of the Funds may potentially lead to economies of scale. The Target Fund is a small fund

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with total assets of $37.9 million as of February 28, 2011, while the Acquiring Fund is significantly larger with total net assets of $173 million as of February 28, 2011.  The Board considered that shareholders of both Funds may benefit from the larger assets of a combined Fund.  Furthermore, the Board noted that while the Funds have similar total expense ratios, the reduction in the Acquiring Fund’s contractual management fee and the combined assets are expected to result in a lower overall expense ratio.  The Manager’s projection indicated that following the Reorganization the Acquiring Fund’s total expense ratio would be less than the current total expense ratio for either Fund.
▪
Performance.  The Acquiring Fund had a better performance track record over the two- and three-year periods ending March 31, 2011, and stronger relative performance rankings compared to its peers than the Target Fund over all time periods, so investors may benefit from a combined Fund with improved investment performance.

▪
Higher distribution amounts.  The Acquiring Fund’s current monthly distribution amount ($0.1025) is approximately double the monthly distribution amount of the Target Fund ($0.0575).  The Board considered that, without accounting for the impact of the difference between the Funds’ relative net asset value per share, if the monthly distribution amounts remained at the current levels, it is anticipated that the Target Fund’s shareholders would receive the benefit of the Acquiring Fund’s higher monthly pre-tax distribution rate after the Reorganization.

▪
Possibility of greater liquidity.  Shareholders may benefit from a combined Fund that may have better liquidity in the market place with a greater number of shares outstanding and a larger market capitalization after the Reorganization.

▪
Potential effect on discount or premium to NAV.  The Reorganization may not have any effect on the combined Fund’s discount or premium to NAV.  The Board noted that the Acquiring Fund was trading at a slight premium to its NAV, while the Target Fund was trading at a slight discount to its NAV as of March 30, 2011.  If the Acquiring Fund continues to trade at a premium at the time of the Reorganization, it could allow for Target Fund shareholders to assume the Acquiring Fund’s premium.  However, there is no guarantee that the Acquiring Fund’s premium will be maintained until the Reorganization is completed or that it will persist afterwards.

▪
Similarities in leverage structure.  Each Fund currently uses a line of credit for leverage purposes.  The Board considered that following the Reorganization, the combined Fund is expected to continue to use a line of credit with BNY Mellon for leverage.

The Boards also considered that if shareholders of either Fund do not approve the Agreement, or if the Reorganization is for any other reason not consummated, the Funds would still bear their portion of the costs of soliciting proxies and other costs involved with proposing the Reorganization.

After weighing these considerations, among others, the Board of each Fund determined that each of the Funds and their shareholders would benefit from the Reorganization.  The Boards have also determined that the interests of the Funds’ shareholders will not be diluted as a result of the Reorganization.  The Boards therefore recommend that shareholders of both Funds vote FOR approval of the Agreement.

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Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax considerations of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS, and published judicial decisions, all of which are subject to change.  These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their Shares in a tax-deferred account.

The Reorganization is intended to be a tax-free reorganization pursuant to Section 368(a)(1) of the Code.  Neither of the Funds has requested or will request an advance ruling from the IRS as to the federal tax consequences of the Reorganization.  Based on certain assumptions made by and representations received from the Funds, the law firm of Stradley Ronon Stevens & Young, LLP, on behalf of the Funds, will provide a legal opinion to the effect that, for federal income tax purposes, (1) shareholders of the Target Fund will not recognize any gain or loss as a result of the exchange of their Target Fund Shares for Acquiring Fund Shares, and (2) the Acquiring Fund and its shareholders will not recognize any gain or loss upon receipt of the Target Fund’s assets. In addition, the holding period and aggregate tax basis for the Acquiring Fund Shares that are received by a Target Fund shareholder will be the same as the holding period and aggregate tax basis of the Shares of that Target Fund previously held by such shareholder.

Notwithstanding the above, such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund or any Target Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Opinions of counsel are not binding upon the IRS or the courts.  If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Final Dividend. Prior to the Closing of the Reorganization, the Target Fund will declare one or more dividends, and the Acquiring Fund may declare a dividend, payable at or near the time of Closing to their respective shareholders to the extent necessary to avoid entity level tax or as otherwise deemed desirable.

Limitations on Capital Loss Carryovers.  The tax attributes, including capital loss carryovers, of the Target Fund move to the Acquiring Fund in the Reorganization.  The capital loss carryovers of the Target Fund and the Acquiring Fund are available to offset future gains recognized by the combined Fund, subject to limitations under the Code.  Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable,

17

the effect of which may be to accelerate the recognition of taxable gain to the combined Fund and its shareholders post-Closing.  First, the capital loss carryovers of the Target Fund, increased by any current year loss or decreased by any current year gain, together with any net unrealized depreciation in the value of its portfolio investments (collectively, its “aggregate capital loss carryovers”), are expected to become subject to an annual limitation. Losses in excess of that limitation may be carried forward to succeeding tax years, subject, in the case of net capital losses that arise in taxable years beginning on or before December 22, 2010 as discussed below, to an overall eight-year carryover period.  The annual limitation will generally equal the net asset value of the Target Fund on the Closing Date multiplied by the “long-term tax-exempt rate” published by the IRS. If the Target Fund has net unrealized built-in gains at the time of Closing of the Reorganization (i.e., net unrealized appreciation in value of the Fund’s investments), the annual limitation for a taxable year will be increased by the amount of such built-in gains that are recognized in the taxable year.  Second, if a Fund has built-in gains at the time of the Reorganization that are realized by the combined Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built in losses”) of the other Fund.  Third, the capital losses of the Target Fund that may be used by the Acquiring Fund (including to offset any “built-in gains” of the Target Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Acquiring Fund for such taxable year (excluding capital loss carryovers) treated as realized post-Closing based on the number of days remaining in such year. Fourth, the Reorganization may result in an earlier expiration of a Fund’s capital loss carryovers because the Reorganization causes the Target Fund’s tax year to close early in the year of the Reorganization.  The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use by the Acquiring Fund, post-Closing, of the Target Fund’s aggregate capital loss carryovers following the Reorganization are as follows:

Line		Target Fund at 11/30/2010	Acquiring Fund at 11/30/2010
1	Capital Loss Carryovers (as of 11/30/2010)
2	Expiring 2016-2017	($8,984,730)	($53,576,805)
3	Net unrealized depreciation in value of investments on a tax basis	n/a	($958,343)
4	Aggregate Capital Loss Carryovers	($8,984,730)	($54,535,148)
5	Net unrealized appreciation in value of investments on a tax basis	$247,670	n/a
6	Net unrealized appreciation (depreciation) in investments as a percentage of net asset value [L5/L7 and (L3)/L7]	0.7%	-0.6%
7	Net Asset Value	$34,481,681	$160,464,614
8	Long-Term Tax-Exempt Rate (June 2011)	4.30%	n/a
9	Approximate Annual Limitation [L7xL8]	$1,482,712	n/a

Based upon the Acquiring Fund’s capital loss position at November 30, 2010, the annual limitation on the use of its aggregate capital loss carryovers may not prevent the combined Fund from utilizing such losses, albeit over a period of time.  However, the effect of the annual limitation may be to cause the combined Fund, post-Closing, to distribute more capital gains in a

18

taxable year than might otherwise have been the case if no such limitation had applied.  The ability of the Acquiring Fund to absorb its own capital loss carryovers and those of the Target Fund post-Closing depends upon a variety of factors that can not be known in advance. For more information with respect to a Fund’s capital loss carryovers, please refer to the Fund’s shareholder report.

Additionally, the RIC Mod Act eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date on December 22, 2010.  Consequently, capital losses arising in taxable years beginning after December 22, 2010 can be carried forward indefinitely.  However, capital losses incurred in pre-enactment taxable years may not be used to offset capital gains until all net capital losses arising in post-enactment taxable years have been utilized.  As a result, some net capital loss carryovers incurred in pre-enactment taxable years which otherwise would have been utilized under prior law may expire.

Net Unrealized Appreciation in Value. If, following the Reorganization, the Acquiring Fund has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the Target Fund, shareholders of the Target Fund, post-Closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Reorganization had not occurred. The Target Fund’s unrealized appreciation (depreciation) in value of investments on a tax basis as a percentage of its net asset value at November 30, 2010 is 0.7% compared to the Acquiring Fund at November 30, 2010 of  -0.6%, and on a combined basis of -0.4%.

Portfolio Turnover.  As discussed above, the Acquiring Fund may experience higher portfolio turnover in the two years following the Closing than it has in recent history as the Manager consolidates the portfolios of the Funds into a single portfolio.  Increased portfolio turnover might cause the shareholders of the Acquiring Fund, including the former shareholders of the Target Fund, to be subject to higher taxes, because a higher portfolio turnover rate may accelerate the recognition of capital gains.  Although it is difficult to quantify any such potential increase in capital gains, it is anticipated that any such increase would be nominal.  As of November 30, 2010, the Target Fund was in a net loss position with net unrealized depreciation of portfolio investments on a tax basis of $247,670. The Acquiring Fund currently makes monthly distributions to shareholders of $0.1025 per share, which the Board and Management would continue to review and may change the distribution amount going forward as necessary based on a variety of factors. As always, capital gain recognition will be factored into the overall decision making process used in managing the Acquiring Fund.

Further information on certain tax consequences of the Reorganization is included in the SAI.

Comparison of Acquiring and Target Fund Shares

The following is a general discussion, but not a complete description, of certain characteristics of, and material differences between, the Shares of the Funds.  Further information about each Fund’s shareholder rights is contained in each Fund’s shareholder reports, which are filed with the SEC, and their Organizational Documents (as defined below), Bylaws (as defined below), and under applicable state law.

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General
The rights, terms and preferences of shareholders of the Funds are substantially similar.    The rights, terms and preferences of a Fund’s Shares are controlled by applicable state law as well as by the Fund’s “Organizational Documents,” which for the Acquiring Fund include its Declaration of Trust and for the Target Fund include its Articles of Incorporation.  Certain other corporate governance provisions are contained in the bylaws of each Fund, as amended from time to time (the “Bylaws”).  The provisions of each Fund’s Organizational Documents and Bylaws are substantially similar.  Subject to the 1940 Act, applicable state law, and each Fund’s Organizational Documents and Bylaws, each of the Funds is governed by a Board that is elected annually and that consists of the same individuals.

Detailed Comparison
Dividend Rights, Policies and Limitations.  Because each Fund engages in a managed or level dividend policy, if a Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to pay for such distributions, and therefore such payments may represent a reduction of the holder’s principal.  Such “returns of capital” are generally not taxable as income under the Code.  The portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.

Dividend Reinvestment Plan.  Each Fund offers an automatic dividend reinvestment program (“Plan”).  The Plans allow for all distributions of net investment income and capital gains to be automatically reinvested in additional Shares.  Acquiring Fund shareholders are automatically enrolled in its Plan unless they elect to receive cash, while Target Fund shareholders must elect to participate.  After the Reorganization, Target Fund shareholders that are enrolled in the Target Fund’s Plan will be automatically enrolled in the Acquiring Fund’s Plan.

Under the Target Fund’s Plan, BNY Mellon Shareowner Services (“BNY Mellon SS”), the Funds’ transfer agent, applies all distributions on the Target Fund’s Shares which become payable to each Plan participant to the purchase of outstanding shares for such participant.  These purchases may be made on a securities exchange or in the over-the-counter market, and are subject to such terms of price, delivery and related matters to which BNY Mellon SS may agree.  The Target Fund does not issue new shares in connection with its Plan.

Under the Acquiring Fund’s Plan, BNY Mellon SS opens an account for each common shareholder in the same name in which such shareholder’s Shares are registered. Whenever the Fund declares distributions payable in cash, non-participants in the Plan receive cash and participants in the Plan receive the equivalent in common shares. The common shares are acquired by BNY Mellon SS for the participants’ accounts either (i) through receipt of additional unissued but authorized common shares from the Fund or (ii) by purchase of outstanding common shares on the open market on the New York Stock Exchange or elsewhere.

Under each Fund’s Plan, BNY Mellon SS charges participants their proportional share of brokerage commissions for open-market purchases.  Participants receive a year-end statement

20

showing distributions reinvested and any brokerage commissions paid on such participant’s behalf.

Shareholders holding shares in their own names who wish to terminate their participation in a Plan may do so by sending written instruction to BNY Mellon SS.  A shareholder with shares held in an account by a bank, broker or other nominee should contact such nominee to determine the procedure for withdrawal from the Plan.

Each Fund reserves the right to amend or terminate its Plan.

Voting Rights. The Shares of each Fund have no right to cumulative voting in the election of directors or trustees.  The rights of holders of each Fund’s Shares, as set forth in each Fund’s Organizational Documents, may not be modified other than by a vote of at least a majority of that Fund’s outstanding Shares, depending on the right in question.

Other Rights and Characteristics.  The Shares of the Funds were, and the Acquiring Fund Shares issued in connection with the Reorganization will be, when issued in accordance with the terms of their respective prospectuses, fully paid, non-assessable, and have no preference, preemptive, conversion, liquidation or subscription rights.

Provisions for Delaying or Preventing Changes in Control.  Each Fund’s Organizational Documents contain provisions designed to prevent or delay changes in control of that Fund.

The Acquiring Fund requires a vote of the majority of the Board and 75% of Shares, or a vote of 80% of the Board and a majority of Shares, to authorize a conversion of the Fund from a closed-end fund to an open-end fund.  Approval by a majority of the Board and 75% of the Shares, or two-thirds of the Board and a majority of Shares, is generally required for mergers, reorganizations and recapitalizations, and dispositions of substantially all the assets of the Fund other than in the ordinary course of the Fund’s investment activities, or a dissolution of the Fund.  The provisions of the Acquiring Fund’s Organizational Documents that set forth these voting standards may be amended or repealed only by a vote of the majority of the Board and 75% of Shares or by 80% of the Board and a majority of Shares.

The Target Fund requires a vote of two-thirds of the Board, including a majority of its independent members, and the affirmative vote of at least sixty-six and two-thirds percent of the common Shares and two-thirds of any preferred shares outstanding, to authorize a conversion of the Fund from a closed-end fund to an open-end fund.  The provisions of the Target Fund’s Organizational Documents that set forth these voting standards may be amended or repealed only by this same vote.  The Target Fund requires a vote of sixty-six and two-thirds percent of Shares, or a vote of two-thirds of the Board and a majority of Shares, to authorize a dissolution, merger, consolidation, or disposition of substantially all the assets of the Fund other than in the ordinary course of the Fund’s investment activities.  The provisions of the Target Fund’s Organizational Documents that set forth these voting standards may be amended or repealed only by a vote of sixty-six and two-thirds percent of outstanding shares.

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Existing and Pro Forma Capitalization

The following tables set forth, as of November 30, 2010, the capitalizations of the Acquiring Fund and the Target Fund, and the pro forma capitalization of the Acquiring Fund as adjusted to give effect to the Reorganization.  The capitalizations of the Funds are likely to be different on the Closing Date due to normal market and trading activity.

	Target Fund	Acquiring Fund	Acquiring Fund after the Reorganization (pro forma)*
Net Assets (millions)	$34,481,681	$160,464,614	$194,746,047
Shares Outstanding	4,931,031	13,024,844	15,817,981
Net Asset Value per Common Share	$6.99	$12.32	$12.31

*           Reflects estimated costs of the Reorganization of $200,248 allocated to the Funds.

INFORMATION ABOUT THE FUNDS

General Description

Organization; Investment Company Classification
The Acquiring Fund is a Delaware statutory trust, organized on April 12, 2007.  The Target Fund is a Maryland corporation, organized on September 22, 1993.  Each Fund is registered under the 1940 Act as a diversified, closed-end management investment company.  “Diversified” means that the Fund is limited in the amount it can invest in a single issuer.  A closed-end fund (unlike an “open-end” or “mutual” fund) generally does not continuously sell and redeem its shares; in the case of the Funds, Shares are bought and sold on the Exchange.  A “management” investment company is managed by an investment adviser — the Manager in the case of the Funds — that buys and sells portfolio securities on behalf of the investment company.  A Fund would need to obtain shareholder approval to become an open-end fund.

Investment Strategies
As discussed above under “Summary - Key Features of the Acquiring Fund and the Target Fund - Investment Objectives and Strategies,” the Funds have substantially similar investment objectives and similar investment strategies.  The following discussion provides a brief description of the types of investments in which the Funds focus.  Further information on these and other investments and strategies of the Funds is included in the SAI.

Equity.  Each Fund may invest in common stocks, preferred stocks, and convertible securities.  The Acquiring Fund may invest in exchange-traded funds, or “ETFs,” as well as in other closed-end funds.

Debt.  Each Fund may invest in corporate bonds, government debt securities, and other debt securities.  All of such investments may be high yield debt securities that are rated below investment grade (i.e., securities rated lower than Baa by Moody’s or lower than BBB by S&P), or unrated but determined to be of equivalent quality by the Manager.

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Illiquid Securities.  Each Fund may invest up to 10% of its portfolio in illiquid securities.  Illiquid securities include securities that have legal or contractual restrictions on resale, securities that are not readily marketable, and repurchase agreements maturing in more than seven days, and other securities that may not be readily marketable.

Restricted Securities.  Each Fund may invest in securities whose trading is restricted under Rule 144A of the Securities Act of 1934, as amended.  Such securities may be considered illiquid.

Foreign Securities.  Each Fund will under normal circumstances invest 40% of its net assets in securities of non-U.S. issuers, unless market conditions are not deemed favorable by the Manager, in which case such Fund would invest at least 30% of its net assets in the securities of non-U.S. issuers.  For both Funds, foreign securities may include those of emerging markets.

Real Estate Investment Trusts.  The Acquiring Fund may invest in REITs and similar foreign entities, as well as in real estate operating companies, with no set limit.  The Target Fund may invest up to 25% of its assets in REITs.

Securities Lending.  Each Fund may lend up to 25% of its portfolio securities.

Derivatives.  Each Fund may use various types of derivatives for hedging purposes or to gain exposure to the markets in which the Fund invests.  The Acquiring Fund may use purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions as hedges against or substitutes for investments in equity securities.  The Target Fund will not engage in option writing for speculative purposes.  The Target Fund will write only covered call options or secured put options.  The Target Fund may write covered call options in amount not to exceed 10% of Target Fund’s total assets, for hedging or to increase shareholder return.  The Target Fund may purchase and write index options as well as options on securities matching its investment objectives and strategies.  The Target Fund may enter into futures contracts for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Target Fund’s portfolio, excluding any options to the extent they are “in the money.”

Portfolio Turnover.  Neither Fund is limited with respect to portfolio turnover.  Portfolio securities may be sold without regard to the length of time they have been in a Fund’s portfolio.  A Fund’s portfolio turnover may exceed 100% in any given year and, the Acquiring Fund anticipates that its annual portfolio turnover rate may exceed 100% under normal market conditions, although it could be materially higher under certain conditions.  Additionally, a potential for high portfolio turnover exists following the Reorganization as the assets of the Target Fund may be repositioned to more closely align with the Acquiring Fund’s portfolio strategy.

Leverage.   Each Fund may borrow or invest in short term debt securities.  Each Fund may use other forms of leverage, including the issuance of preferred shares, to the extent permitted by the 1940 Act.

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Temporary Defensive Position.  Each Fund may, from time to time, in response to unfavorable market conditions, make temporary investments in cash or cash equivalents or other high-quality, short-term instruments.  These investments may not be consistent with a Fund’s investment objective.  To the extent that a Fund holds such instruments, it may be unable to achieve its investment objective.

More information on these and other strategies, including certain hedging strategies, and related risks, is available in the SAI.

Fundamental Investment Restrictions
Each Fund is subject to the following restrictions that are “fundamental,” which means that they can be changed only with approval by the holders of a “majority” of the Fund’s outstanding shares, which is a vote by the holders of the lesser of: (a) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.  The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Neither Fund will make investments that would result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, or in tax-exempt obligations or certificates of deposit.

Neither Fund may borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Neither Fund may underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Neither Fund may purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Neither Fund may purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Finally, neither Fund may make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

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More information on the Funds’ investment policies is available in the SAI.

Dividends, distributions, and taxes

Dividends and Distributions
Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code.  As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you.  Each Fund has implemented a managed distribution policy under which the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains.  The balance of the distribution will come from long-term capital gains to the extent permitted, and if necessary, a return of capital.  It is likely that, from time to time, the Fund will distribute more than its income and net realized capital gains; therefore, a portion of a shareholder's distribution would be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."  Even though a Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.  For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income.  This tax effect can occur during times of extended market volatility.  Under the RIC Mod Act, this tax effect attributable to a Fund's capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of a Fund arising in Fund tax years beginning after November 30, 2011. Each Fund offers an automatic dividend reinvestment program, discussed above under “Information About the Reorganization - Description of Acquiring Fund Shares to be Issued - Dividend Reinvestment Plan.”

Annual Statements
Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.  Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099 to reflect reclassified information.

Tax Considerations

Fund Distributions.  Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

Distributions paid by the Fund from its ordinary income and the excess of net short term capital gains over net long term capital losses (together referred to hereinafter as "ordinary income dividends"), are generally taxable to you as ordinary income to the extent of the

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Fund's earnings and profits. A portion of such distributions (if reported by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from U.S. corporations, and (ii) for taxable years beginning before January 1, 2013, as qualified dividend income eligible for the reduced maximum U.S. federal tax rate to individuals of generally 15% (which is further reduced for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Given the investment techniques and strategies utilized by the Fund, such as investments in certain foreign securities, REITs, and preferred securities, there can be no assurance as to what portion of the Fund's ordinary income dividends will qualify for the dividends received deduction or constitute qualified dividend income. Distributions made from net capital gain, which is the excess of net long term capital gains over net short term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Fund, are taxable to shareholders as long term capital gains if they have been properly reported by the Fund, regardless of the length of time the shareholder has owned common shares of the Fund. The maximum U.S. federal tax rate on net long term capital gain of individuals is generally 15% (which is further reduced for individuals in lower brackets) for such gain realized before January 1, 2013.

If, for any calendar year, the Fund's total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax free return of capital up to the amount of a shareholder's tax basis in the common shares. The amount treated as a tax free return of capital will reduce a shareholder's tax basis in the common shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of his or her tax basis in the common shares will be taxable to the shareholder as capital gain (assuming the common shares are held as a capital asset).

Sale of Fund Shares.  A sale of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.

Backup Withholding.  By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes.  Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

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Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any,  and, with respect to taxable years of a Fund that begin before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Annual Tender Offers

The Acquiring Fund does not make tender offers on a regular basis.  The Acquiring Fund’s Board is required to consider from time to time actions that may be taken to reduce or eliminate any material discount in the trading of the Fund’s shares from NAV.  The actions that may be considered include the repurchase of shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Acquiring Fund into an open-end investment company or other programs.  The Target Fund generally conducts an annual tender offer of the Target Fund’s issued and outstanding Shares if, during the period of twelve calendar weeks prior to a date in the second quarter designated by the Board, Shares have traded on the principal securities exchanges where listed, at an average discount from NAV of more than 3%, as of the last trading day in each week during such twelve-week period.  Certain exceptions apply to this annual requirement.  There can be no assurance that any such tender offer will actually reduce or eliminate any spread between market price and the NAV of the Shares.  The market price of Shares is determined by, among other things, the relative demand for and supply of Shares in the market, the Target Fund’s investment performance, the Target Fund’s dividends and yields and investor perception of the Target Fund’s overall attractiveness as an investment as compared with other investment alternatives.  The Target Fund makes no assurance that it will conduct tender offers in the future.

Share Price Data
The Exchange is the principal trading market for the Shares.  The following tables compare historical quarterly high and low sales prices for Shares of the Funds.

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Acquiring Fund

Quarterly Period Ending	High Price	Net Asset Value	Premium (Discount)	Low Price	Net Asset Value	Premium (Discount)
February 28, 2009	$7.83	$9.53	(17.84%)	$5.72	$8.21	(30.33%)
May 31, 2009	8.49	10.32	(17.73%)	5.22	7.73	(32.47%)
August 31, 2009	10.76	11.49	(6.35%)	8.58	10.14	(15.38%)
November 30, 2009	12.29	12.22	0.57%	10.39	11.30	(8.05%)
February 28, 2010	12.44	12.53	(0.72%)	10.65	11.64	(8.51%)
May 31, 2010	12.90	12.79	0.86%	10.46	11.29	(7.35%)
August 31, 2010	12.28	12.26	0.16%	10.79	11.24	(4.00%)
November 30, 2010	13.02	12.98	0.31%	12.00	11.90	0.84%
February 28, 2011	13.46	13.30	1.20%	12.05	12.49	(3.52%)
May 31, 2011	13.62	13.70	(0.58%)	12.48	12.65	(1.34%)

Target Fund

Quarterly Period Ending	High Price	Net Asset Value	Premium (Discount)	Low Price	Net Asset Value	Premium (Discount)
February 28, 2009	5.02	5.93	(15.35%)	3.92	4.82	(18.67%)
May 31, 2009	5.50	5.93	(7.25%)	3.60	4.52	(20.35%)
August 31, 2009	6.37	6.63	(3.92%)	5.25	5.67	(7.41%)
November 30, 2009	6.83	7.19	(5.01%)	6.04	6.45	(6.36%)
February 28, 2010	7.46	7.33	1.77%	6.50	6.66	(2.40%)
May 31, 2010	7.49	7.43	0.81%	6.10	6.33	(3.63%)
August 31, 2010	7.15	6.95	2.88%	6.21	6.29	(1.27%)
November 30, 2010	7.33	7.43	(1.35%)	6.84	6.70	2.09%
February 28, 2011	7.43	7.72	(3.76%)	7.01	7.11	(1.41%)
May 31, 2011	7.91	7.98	(0.88%)	6.94	7.27	(4.54%)

As of May 31, 2011, the NAV for Shares of the Acquiring Fund was $13.53 and the market price per share was $13.62, representing a premium to NAV of 0.67%, and the NAV of Shares of the Target Fund was $7.88 and the market price per share was $7.91, representing a premium to NAV of 0.38%.

Shares of each Fund trade on the Exchange at a market price that is determined by current supply and demand conditions.  The market price of a Fund’s Shares may or may not be the same as the Fund’s NAV — that is, the value of the portfolio securities owned by the Fund less its liabilities.  When the market price of a Fund’s Shares exceeds its NAV, the Shares are said to be “trading at a premium.”  When the market price of a Fund’s Shares is lower than its NAV, they are said to be “trading at a discount.”  It is very difficult to identify all of the factors that may cause a closed-end fund’s shares to trade at a discount.  It is often difficult to reduce or eliminate a closed-end fund’s discount over the long term.  Some short-term measures, such as share repurchases and tender offers, tend to reduce a closed-end fund’s assets but do not typically

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have a long-term effect on the discount.  Other measures, such as managed dividend programs, may not have a consistent long-term effect on discounts.

While the Board of each Fund has determined that the Reorganization is in the best interests of each Fund’s shareholders, there is no expectation that the Reorganization will have any long-term effect or influence on whether the Acquiring Fund trades at a discount or a premium after the Reorganization.  Whether a Fund has been trading at a premium or discount was not a significant factor in each Board’s approval of the Agreement and recommendation for approval to Fund shareholders.  The Acquiring Fund’s Board will continue to monitor any discount or premium at which the Acquiring Fund trades after the Reorganization, and the Board will evaluate what (if any) further action is appropriate at that time to address any discount or premium.

Performance of the Funds
The total return figures at NAV for the Funds, as of March 31, 2011, are shown below (past performance is no guarantee of future results).

	1 Year	3 Years	5 Years	10 Years
Target Fund	17.09%	1.16%	2.05%	7.85%
Acquiring Fund	16.94%	6.30%	n/a	n/a
S&P 500 Total Return Index	15.65%	2.35%	2.62%	3.29%

As of May 31, 2011, the Target Fund had a monthly distribution amount of $0.0575 per share while the Acquiring Fund had a monthly distribution amount of $0.1025 per share.

Management

Board of Directors or Trustees; Officers
The management of the business and affairs of each Fund is the responsibility of its Board.  Each Board elects officers who are responsible for the day-to-day operations of the Fund.  Each Fund’s Board currently consists of the same individuals, and each Fund is currently served by the same individuals as officers.

Investment Manager
The Manager manages the assets of the Funds and makes the investment decisions for each Fund.  The Manager is a series of Delaware Management Business Trust, which is located at 2005 Market Street, Philadelphia, Pennsylvania 19103 and is an indirect, wholly owned subsidiary of Macquarie Group Limited (“Macquarie Group”).  Macquarie Group (ASX: MQG; ADR: MQBKY), along with its subsidiaries and affiliates worldwide, is headquartered in Sydney, Australia and is a global provider of banking, financial, advisory, investment and fund management services.  The Manager and its predecessors have been managing the assets of the funds in the Delaware Investments Family of Funds since 1938.  Delaware Investments, a member of Macquarie Group, is a U.S.-based diversified asset management firm with more than $150 billion in assets under management (as of March 31, 2011). Through a team of talented investment professionals, the firm manages assets across all major asset classes for a wide range of institutional and individual investors. Delaware Investments is supported by the resources of

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Macquarie Group, a global provider of asset management, investment, banking, financial and advisory services with approximately US $321 billion in assets under management as of March 31, 2011.

Under each Fund’s investment management agreement (“Investment Management Agreement”), the Manager regularly makes decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and effects the purchase and sale of those investments in furtherance of that Fund’s investment objectives and policies.  The Manager also furnishes the Board of each Fund with such information and reports regarding the Fund’s investments as the Manager deems appropriate or as the Board may reasonably request.

In accordance with the terms of its respective Investment Management Agreement, each Fund pays the Manager a management fee, calculated based on the adjusted average weekly net assets of the Fund.  The Target Fund’s management fee is paid at a rate of 0.70%, and the Acquiring Fund’s fee is paid at a rate of 1.00%.  If the Reorganization is approved by shareholders and completed, the Manager has agreed to permanently reduce the Acquiring Fund’s management fee from 1.00% to 0.95%.  The manager anticipates that this reduction in the Acquiring Fund’s management fee will reduce the overall expense ratio of the Acquiring Fund.  The management fees paid by the Funds are used by the Manager to pay for the personnel, equipment, office space and facilities that are needed to manage the assets of the Funds and to administer their affairs.  The Manager, as part of its administrative services, pays operating expenses on behalf of the Funds and is reimbursed on a periodic basis.  Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees, and fees of directors and trustees.

Portfolio Management
The Funds are served by many of the same portfolio managers.  Each Fund’s portfolio management team includes Babak Zenouzi, Damon J. Andres, Wayne A. Anglace, D. Tysen Nutt, Jr., Thomas H. Chow,  Roger A. Early, Kevin P. Loome, and Edward A. Gray in making day-to-day decisions.  The Acquiring Fund’s day-to-day management team also includes Liu-Er Chen and Laura Ostrander, while the Target Fund’s day-to-day management team also includes Anthony A. Lombardi, Robert Vogel, Jr., Nikhil G. Lalvani, Kristen F. Bartholdson, and Todd A. Bassion.  Below is biographical information on these portfolio managers.

The following portfolio managers participate in the management of both Funds:

Babak “Bob” Zenouzi, Senior Vice President, Chief Investment Officer – Real Estate Securities and Income Solutions (RESIS).  Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999

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to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA, Vice President, Senior Portfolio Manager.  Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Wayne A. Anglace, CFA, Vice President, Portfolio Manager, Research Analyst, Convertible Bond Trader. Wayne A. Anglace currently serves as a portfolio manager and trader for the firm’s convertible bond strategies.  He also serves as a research analyst on the firm’s taxable fixed income team with specific responsibilities for the healthcare and deathcare sectors. Prior to joining the firm in March 2007 as a research analyst and trader, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy.  From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex Brown in Baltimore where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999.  Prior to moving to the financial industry, Anglace worked as a professional civil engineer.  He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Thomas H. Chow, CFA, Senior Vice President, Senior Portfolio Manager. Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in investment grade credit exposures.  He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates.  His experience includes significant exposure to asset liability management strategies and credit risk opportunities.  Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001.  Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997.  Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Roger A. Early, CPA, CFA, CFP, Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy.  Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years,

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Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Edward A. “Ned” Gray, CFA, Senior Vice President, Chief Investment Officer — International Value Equity.  Ned Gray joined Delaware Investments in June 2005 in his current position, developing the firm’s International Value Equity team, from Arborway Capital, which he co-founded in January 2005. He previously worked in the investment management business at Thomas Weisel Asset Management, and ValueQuest, which was acquired by TWAM in 2002. At ValueQuest, which he joined in 1987, Gray served as a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University’s Fletcher School of Law and Diplomacy.

Kevin P. Loome, CFA, Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments.  Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007 in his current position, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

D. Tysen Nutt Jr., Senior Vice President, Senior Portfolio Manager, Team Leader.  D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Additionally, Liu-Er Chen and Laura A. Ostrander, whose biographical information is below, provide day-to-day management for the Acquiring Fund.

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The following portfolio managers participate in the management of the Acquiring Fund only:

Liu-Er Chen, CFA, Senior Vice President, Chief Investment Officer – Emerging Markets and Healthcare.  Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for the Delaware Healthcare Fund, which launched in September 2007.  Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager.  He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001.  He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999.  Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998.  Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies.  He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School.  He holds an MBA with a concentration in management from Columbia Business School.

Laura A. Ostrander, Vice President, Senior Portfolio Manager.  Laura A. Ostrander joined Delaware Investments in August 2010 as a senior portfolio manager specializing in emerging markets debt. Before joining the firm, she worked at Columbia Management, serving as lead portfolio manager on the firm’s multi-sector product since 2002, and as co-portfolio manager of the product since 1999. As lead portfolio manager, Ostrander was responsible for the overall asset allocation across U.S. government, emerging market, developed market foreign government, and high yield corporate bonds, and was directly responsible for the investment of assets in the U.S. and foreign sectors of the product. She was head of the Columbia Management international team from 1996 until her departure. Earlier on, Ostrander held portfolio management roles at American Express Financial, American Express Bank, and Offitbank. She has more than 20 years of experience in the financial services industry and more than 10 years of experience managing global fixed income portfolios. She earned her bachelor’s degree in economics from St. John Fisher College.

Target Fund’s day-to-day management team also includes Anthony A. Lombardi, Robert Vogel, Jr., Nikhil G. Lalvani, Kristen F. Bartholdson, and Todd A. Bassion.  Below is biographical information on these portfolio managers.

The following portfolio managers participate in the management of the Target Fund only:

Kristen E. Bartholdson, Vice President, Senior Portfolio Manager.  Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

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Todd A. Bassion, CFA, Vice President, Portfolio Manager. Todd A. Bassion joined Delaware Investments in June 2005 as a senior analyst on the firm’s International Value Equity team.  He co-manages the International Value Equity and Global Value funds and takes a lead role in generating and researching new companies for the portfolios.  Bassion previously worked at Arborway Capital, where he was a key part of the team that started at ValueQuest/TA and moved to Thomas Weisel Asset Management with its acquisition of ValueQuest/TA in 2002. Bassion, who joined ValueQuest/TA in 2000, served as a research associate there.  Bassion earned a bachelor’s degree in economics from Colorado College.

Nikhil G. Lalvani, CFA, Vice President, Senior Portfolio Manager.  Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Anthony A. Lombardi, CFA, Vice President, Senior Portfolio Manager.  Anthony A. Lombardi is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2004 in his current role, Lombardi was a director at Merrill Lynch Investment Managers. He joined Merrill Lynch Investment Managers’ Capital Management Group in 1998 and last served as a portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. From 1990 to 1997, he worked at Dean Witter Reynolds as a sell-side equity research analyst. He began his career as an investment analyst with Crossland Savings. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel Jr., CFA, Vice President, Senior Portfolio Manager. Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Delaware Investments in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

Administrators, Transfer Agent and Custodian
Fund Administration.  The Funds have engaged Delaware Service Company, Inc. (“DSC”), an affiliate of the Manager, to provide accounting and administration oversight services.  DSC’s fees for providing these services are based on average net assets and paid on a monthly basis.  Each Fund pays the same administration fee rate for the services of DSC.

Transfer Agent.  BNY Mellon Shareowner Services serves as registrar, stock transfer agent and dividend paying agent for the Funds.  The main office of BNY Mellon Shareowner Services is 480 Washington Boulevard, Jersey City, New Jersey 07310.

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Custodian.  The Bank of New York Mellon is the custodian of the securities and all other assets of the Funds.  The main office of the Bank of New York Mellon is One Wall Street, New York, New York 10286-0001.

Expenses
Each Fund is responsible for conducting its own business and affairs and bears the related expenses, including the costs incurred in the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of any share certificates; reports and notices to shareholders; calling and holding of shareholders’ and Trustees’ or Directors’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal, auditing, fund accounting and financial administration fees; taxes; federal and state registration fees; and other costs and expenses approved by the Board.

Any trustee, officer or employee of the Manager who is a trustee, director, officer and/or employee of a Fund shall not receive any compensation from the Fund for acting in that dual capacity.

Expenses common to all funds within the Delaware Investments Family of Funds are allocated among the funds based on average net assets.  Management fees and other expenses are paid monthly.  The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees.

Proxy Material, Reports and Other Information
Each Fund is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In accordance with the 1940 Act and the Exchange Act, each Fund files reports and other information with the SEC.  Proxy materials, reports and other information filed by the Funds can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C., and copies of such material can be obtained from the EDGAR database on the SEC web site (www.sec.gov).  You can get copies of this information, after paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102.  Information about the Funds can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room, call the SEC at 202 551-8090.  In addition, reports, proxy statements and other information concerning the Funds can be inspected at the Exchange.

VOTING INFORMATION

Revocability of Proxy

Shareholders may revoke proxies or change voting instructions at any time until the vote is taken at the Meeting.  Shareholders may also attend the Meeting and cast their vote in person.  However, a shareholder whose shares are held of record by a broker-dealer (or other nominee) who wishes to vote in person at the Meeting must obtain a “legal proxy” from the broker-dealer

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holder of record (or other nominee) and present it to the Inspector of Elections at the Meeting.  Only persons who held Shares of a Fund as of the record date will be admitted to the Meeting.

Persons Making the Solicitation

The Board of each Fund is soliciting its respective shareholders for approval of the Agreement.  The Funds expect that the solicitations will be primarily by mail, but solicitations also may be made by advertisement, telephone, fax or other electronic media, or personal contacts.  The Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the Shares.  The Funds may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with the proxy solicitation.  In addition to solicitations by mail, officers and employees of each Fund and of the Manager may, without extra pay, conduct additional solicitations.  The Funds have engaged Computershare Fund Services, Inc. (“Computershare”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $29,998, including out of pocket expenses, which will be borne as described above.  Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.  The Funds have also agreed to indemnify Computershare against certain liabilities and expenses, including liabilities under the federal securities laws.

As the Meeting date approaches, shareholders may receive a telephone call from a representative of Computershare if their votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for the shareholder’s full name and address or the zip code.  If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus.  Computershare will record the shareholder’s instructions on the card.  Within 72 hours, the shareholder or its representative will be sent a letter or mailgram to confirm their vote and asking the shareholder or its representative to call Computershare immediately if their instructions are not correctly reflected in the confirmation.

Voting Requirements

Approval of the Agreement requires (1) the affirmative vote of a majority (i.e. more than 50%) of the outstanding Shares of the Target Fund and (2) a vote of the majority of Acquiring Fund Shares cast at the Meeting, provided that a quorum of Acquiring Fund Shares (as described below) is present for the Meeting and that at least 50% of Acquiring Fund Shares outstanding cast votes or abstain.

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Quorum; Adjournment; Tabulation
    The presence in person or by proxy of holders of a majority of outstanding Shares shall constitute a quorum for each Fund.  In the event that a quorum is not present or if sufficient votes are not received consistent with the Board’s recommendation on the approval of the Agreement, those present may adjourn the Meeting to such day as they shall, by majority vote, agree upon without further notice other than by announcement at the Meeting.  For the Target Fund and the Acquiring Fund, the Meeting may also be adjourned by the chairperson of the Meeting or the chairperson of the Board, respectively.  The persons named as proxies will vote those proxies that they are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including, among other things, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Abstentions and broker non-votes, if any, will be treated as votes present at the Meeting and will be included for purposes of determining whether a quorum is present for each Fund at the Meeting.  For the Target Fund, abstentions and broker non-votes would have the same effect as a vote “against” the Agreement because the Target Fund’s approval of the Agreement requires an affirmative vote of a majority of its outstanding Shares.  For the Acquiring Fund, abstentions and broker non-votes would have no effect on the Acquiring Fund’s requirement for majority of votes cast at the Meeting to approve the Agreement.

Broker non-votes occur when a proposal that is routine (such as the election of directors) is voted on at a meeting alongside a proposal that is non-routine (such as the proposal discussed herein).  Brokers may generally vote in their discretion on routine proposals, but are generally not able to vote on a non-routine proposal such as the one discussed herein in the absence of express voting instructions from beneficial owners.  As a result, where both routine and non-routine proposals are voted on at the same meeting, proxies by brokers are considered votes present but cannot vote on non-routine proposals.  No routine proposals will be voted on at the Meeting, so the Funds do not anticipate receiving any broker non-votes.

Principal Holders of Voting Securities

Record Date Information
The record date is July 13, 2011 (the “Record Date”).  Each shareholder may cast one vote for each full share and a partial vote for each partial share of a Fund that the shareholder owned of record on the Record Date.  As of the Record Date, the Acquiring Fund had [_______] Shares outstanding and the Target Fund had [_______] Shares outstanding.

5% Record and Beneficial Owners
According to disclosure publicly filed with the SEC, as of December 31, 2010, several unit investment trusts managed by Advisors Asset Management, Inc. had accumulated 952,402 shares of the Acquiring Fund, which represented 7.341% of the Acquiring Fund’s outstanding Shares.  According to disclosure publicly filed with the SEC, as of December 31, 2010, accounts managed by First Trust Advisors L.P. and affiliated entities had accumulated 1,327,220 shares of the Acquiring Fund, which represented 10.2% of the Acquiring Fund’s outstanding Shares.

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Advisors Asset Management, Inc. and First Trust Advisors L.P. have certified that these Shares were not acquired or held for the purpose of or with the effect of changing or influencing the control of the Acquiring Fund. No other accounts held of record 5% or more of the outstanding Shares of a Fund as of such date or [the Record Date].  Management does not otherwise have knowledge of beneficial owners.

Ownership by Officers and Directors
As of the Record Date, Board members and officers of each Fund owned, as a group, less than one percent of each class of each Fund’s outstanding voting securities.  [to confirm after record date.]

INTEREST OF CERTAIN PERSONS

Other than the interest of the Manager in the investment advisory fees it receives from the Funds and fees received by certain affiliates of the Manager for services provided to the Funds, the Funds are not aware of any material interest, direct or indirect, by security holdings or otherwise, of any affiliated person of the Funds in the proposed Reorganization.

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APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”), is made as of this [____] day of [____], 2011, by and between Delaware Enhanced Global Dividend and Income Fund (“Acquiring Fund”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 2005 Market Street, Philadelphia, Pennsylvania 19103, and Delaware Investments Global Dividend and Income Fund, Inc. (“Target Fund”), a corporation created under the laws of the State of Maryland, with its principal place of business also at 2005 Market Street, Philadelphia, Pennsylvania 19103.

PLAN OF REORGANIZATION

The acquisition (hereinafter referred to as the “Reorganization”) will consist of: (i) the acquisition by Acquiring Fund of substantially all of the stated liabilities, property, assets and goodwill of Target Fund in exchange solely for full and fractional shares of shares of beneficial interest, with no par value, of Acquiring Fund (“Acquiring Fund Shares”); (ii) the pro rata distribution of Acquiring Fund Shares to the holders of Target Fund common stock (“Target Fund Shares”), according to their respective interests in complete liquidation of Target Fund; and (iii) the dissolution of Target Fund as soon as practicable after the closing (as referenced in Section 3 hereof, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

AGREEMENT

In order to consummate the Reorganization and in consideration of the promises, covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	Sale and Transfer of Assets and Liabilities, Liquidation and Dissolution of Target Fund

(a)           Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Acquiring Fund herein contained, and in consideration of the delivery by Acquiring Fund of the number of Acquiring Fund Shares hereinafter provided, Target Fund agrees that it will sell, convey, transfer and deliver to Acquiring Fund at the Closing provided for in Section 3, (i) the liabilities, debts, obligations and duties of Target Fund related to the $17 million line of credit with The Bank of New York Mellon (“BNYM”) which Target Fund entered into pursuant to a Credit Agreement between Target Fund and BNYM that expires on November 28, 2011, as reflected on Target Fund’s books and records as of the Close of Business on the Valuation Date (“Assumed Liabilities”), and (ii) the then existing assets of Target Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange  (“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof, hereinafter called the “Valuation Date”).  Such transfer shall be free and clear of all liens, encumbrances, and claims whatsoever, other than (x) such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”) with respect to privately placed or otherwise restricted securities that Target Fund may have acquired in the ordinary course of business), (y) liens, claims and encumbrances related to the Assumed Liabilities, and (z) cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay Target Fund’s costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of Target Fund as liability reserves, (2) to discharge all of the liabilities, debts, obligations and duties of Target Fund as reflected on its books at the Close of Business on the Valuation Date (other than the Assumed Liabilities) (hereinafter, “Liabilities”) including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date and excluding those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay any  contingent liabilities as the directors of Target Fund shall reasonably deem to exist against Target Fund at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of Target Fund (Target Fund’s assets less such amounts hereinafter referred to as Target Fund’s “Net Assets”).  Target Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date.  Target Fund agrees to use commercially reasonable efforts to identify all of Target Fund’s Liabilities prior to the Valuation Date and to discharge all such known Liabilities on or prior to the Valuation Date.  In no event will Acquiring Fund assume or otherwise be responsible for any Liabilities of Target Fund.

(b)           Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Target Fund herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Acquiring Fund agrees at the Closing to deliver to Target Fund the number of Acquiring Fund Shares determined by: (A) dividing the net asset value per share of Target Fund Shares as of Close of Business on the Valuation Date by (B) the net asset value per share of Acquiring Fund Shares as of Close of Business on the Valuation Date, and (C) multiplying the result by the number of outstanding Target Fund Shares as of Close of Business on the Valuation Date.  All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(c)           As soon as practicable following the Closing, Target Fund shall dissolve and distribute pro rata to Target Fund’s shareholders of record as of the Close of Business on the Valuation Date the Acquiring Fund Shares received by Target Fund pursuant to this Section, and all outstanding Target Fund Shares shall at that time be cancelled and considered no longer outstanding.  Such distribution shall be accomplished by the establishment of accounts on the share records of Acquiring Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of Target Fund Shares as of the Close of Business on the Valuation Date.  Fractional shares of beneficial interest of Acquiring Fund shall be carried to the third decimal place.  No certificates representing shares of beneficial interest of Acquiring Fund will be issued to shareholders of Target Fund shares irrespective of whether such shareholders hold their Target Fund Shares in certificated form.

(d)           At the Closing, each outstanding certificate that prior to the Closing represented Target Fund Shares shall be cancelled and shall no longer evidence ownership thereof.

(e)           At the Closing, each holder of record of Target Fund Shares as of the record date shall have the right to receive any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(e) hereof.

2.	Valuation

(a)           The value of Target Fund’s Net Assets to be acquired by Acquiring Fund hereunder shall be computed as of the Close of Business on the Valuation Date in a manner consistent with the valuation procedures described in Target Fund’s registration statement on Form N-2 dated February 25, 1994, as such disclosures have been amended to date by any (i) amendments to Target Fund’s registration statement filed with the U.S. Securities and Exchange Commission (the “SEC”); (ii) press releases issued on behalf of Target Fund; and (iii) annual or semi-annual reports of Target Fund sent to shareholders pursuant to Section 30 of the Investment Company Act of 1940, as amended (the “1940 Act”) (such documents together, the “Target Fund Disclosure Documents”).

(b)           The value of Acquiring Fund’s Net Assets shall be computed as of the Close of Business on the Valuation Date in a manner consistent with the valuation procedures described in Acquiring Fund’s registration statement on Form N-2 dated June 26, 2007, as such disclosures have been amended to date by any: (i) amendments to Acquiring Fund’s registration statement filed with the SEC; (ii) press releases issued on behalf of Acquiring Fund; and (iii) annual or semi-annual reports of Acquiring Fund sent to shareholders pursuant to Section 30 of the 1940 Act (together, the “Acquiring Fund Disclosure Documents”).

(c)           The net asset value per Target Fund Share shall be determined to the third decimal place as of the Close of Business on the Valuation Date in a manner consistent with the valuation procedures described in the Target Fund Disclosure Documents.

(d)           The net asset value per Acquiring Fund Share shall be determined to the third decimal place as of the Close of Business on the Valuation Date in a manner consistent with the valuation procedures described in the Acquiring Fund Disclosure Documents.

        3.           Closing and Valuation Date

The Valuation Date shall be [____], 2011, or such other date as the parties may mutually agree.  The Closing shall take place at the principal office of Acquiring Fund, 2005 Market Street, Philadelphia, Pennsylvania 19103 at approximately 5:00 p.m., Eastern Time, on the Valuation Date.  Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of either Fund, accurate appraisal of the value of the net assets of either Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of each Fund is practicable in the judgment of both Funds.  Target Fund shall have provided for delivery as of the Closing of its then-current Net Assets to Acquiring Fund’s Custodian, The Bank of New York Mellon, One Wall Street, New York, NY 10286.  Target Fund shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the holders of record of Target Fund Shares, and the number of full and fractional Target Fund Shares owned by each such holder, indicating thereon which such Target Fund Shares are represented by outstanding certificates and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent or by its President or Vice-President to the best of their knowledge and belief.  Acquiring Fund shall provide evidence satisfactory to Target Fund in such manner as Target Fund may reasonably request that such shares of beneficial interest of Acquiring Fund have been registered in an open account on the books of Acquiring Fund.

4.	Representations and Warranties by Target Fund

Target Fund represents and warrants to Acquiring Fund that:

(a)           Target Fund is a corporation created under the laws of the State of Maryland on September 22, 1993, and is validly existing and in good standing under the laws of that State.  Target Fund is duly registered under the 1940 Act as a closed-end management investment company.  Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing.

(b)           Target Fund is authorized to issue up to 500,000,000 shares of common stock, with par value of $0.01 per share.  Each outstanding Target Fund Share is validly issued, fully paid, non-assessable and has full voting rights.

(c)           The financial statements appearing in Target Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2010, audited by PricewaterhouseCoopers, LLP, copies of which have been delivered to Acquiring Fund, and any unaudited financial statements since that date, copies of which may be furnished to Acquiring Fund, fairly present the financial position of Target Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(d)           The books and records of Target Fund, including FIN 48 work papers and supporting statements, made available to Acquiring Fund and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of Target Fund.

(e)           The statement of assets and liabilities to be furnished by Target Fund as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of Target Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(f)           At the Closing, Target Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except (i) liens, claims and encumbrances related to the Liabilities; (ii) such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that Target Fund may have acquired in the ordinary course of business; and (iii) such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(g)           Target Fund has the necessary corporate power and corporate authority to conduct its business as such business is now being conducted.

(h)           Target Fund is not a party to or obligated under any provision of its Articles of Incorporation, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(i)           Target Fund has full corporate power and corporate authority to enter into and perform its obligations under this Agreement, subject to approval of this Agreement by Target Fund’s shareholders.  Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been validly authorized, and this Agreement constitutes a legal, valid and binding obligation enforceable against Target Fund in accordance with its terms, subject as to enforcement to the effects of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, other similar laws of general applicability relating to or affecting creditor’s rights, and to general equity principles.

(j)           Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”).

(k)           Target Fund does not have any unamortized or unpaid organizational fees or expenses.  There is no inter-corporate indebtedness existing between Target Fund and Acquiring Fund that was issued, acquired, or will be settled at a discount.

(l)           Target Fund has elected to be treated as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code. Target Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply, and consummation of the Reorganization will not cause it to fail to be qualified as a RIC as of the Closing.

(m)           Target Fund will declare on or prior to the Valuation Date, a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders (i) all of Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); (ii) all of Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year prior to the Closing Date and at least 90 percent of such net tax-exempt income for such final taxable year.

5.           Representations and Warranties by Acquiring Fund

Acquiring Fund represents and warrants to Target Fund that:

(a)           Acquiring Fund is a trust created under the laws of the State of Delaware on April 12, 2007, and is validly existing and in good standing under the laws of that State.  Acquiring Fund is duly registered under the 1940 Act as a closed-end, management investment company.  Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing.

(b)           Acquiring Fund is authorized to issue an unlimited number of Acquiring Fund Shares, without par value.  Each outstanding share of Acquiring Fund is fully paid, non-assessable and has full voting rights.  The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued and fully paid and non-assessable and have full voting rights.  Acquiring Fund shall as of the Closing have made all filings, including listing applications, and obtained any consents required from the NYSE to issue and list for trading the Acquiring Fund Shares to be issued pursuant to Section 1 hereof.

(c)           At the Closing, the Acquiring Fund Shares to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the Target Fund Shares are presently eligible for offering to the public.  There are a sufficient number of Acquiring Fund Shares registered under the 1933 Act so as to complete the exchange contemplated by this Agreement.

(d)           The financial statements appearing in Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2010, audited by PricewaterhouseCoopers, LLP, copies of which have been delivered to Target Fund, and any unaudited financial statements since that date, copies of which may be furnished to Acquiring Fund, fairly present the financial position of Target Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(e)           The statement of assets and liabilities of Acquiring Fund to be furnished by Acquiring Fund as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of Acquiring Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(f)           At the Closing, Acquiring Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever except (i) liens, claims and encumbrances related to the Liabilities; (ii) such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that Acquiring Fund may have acquired in the ordinary course of business; and (iii) such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(g)           Acquiring Fund has the necessary trust power and trust authority to conduct its business as such business is now being conducted.

(h)           Acquiring Fund is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(i)           Acquiring Fund has full trust power and trust authority to enter into and perform its obligations under this Agreement, subject to approval by Acquiring Fund’s shareholders of the issuance of common shares by Acquiring Fund to Target Fund’s shareholders pursuant to the terms of this Agreement.  Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been validly authorized, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject, as to enforcement, to the effect of bankruptcy, insolvency reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

(j)           Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(k)           The books and records of Acquiring Fund, including FIN 48 work papers and supporting statements, made available to Target Fund and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of Acquiring Fund.

(l)           Acquiring Fund has elected to treat itself as a RIC for federal income tax purposes under Part I of Subchapter M of the Code. Acquiring Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing, has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply, and consummation of the Reorganization will not cause it to fail to be qualified as a RIC as of the Closing.

6.	Representations and Warranties by Target Fund and Acquiring Fund

Each Fund represents and warrants to the other that:

(a)           There are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the Reorganization.  It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(b)           There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

(c)           It has duly and timely filed all Tax (as defined below) returns and reports (including information returns), which are required to be filed by such Fund, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by such Fund.  The Fund has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports.  The amounts set up as provisions for Taxes in the books and records of the Fund as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the Fund, as appropriate, for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year.  No return filed by the Fund is currently being audited by the Internal Revenue Service or by any state or local taxing authority.  As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto.  To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Fund.

(d)           All information provided by the Fund for inclusion in, or transmittal with, the Form N-14 filing contemplated by this Agreement shall not contain any untrue statement of a material fact, or omit to state a material fact required to be stated therein in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(e)           Except in the case of the shareholder approval required by each Fund to complete the Reorganization, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the Reorganization, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, the rules of the NYSE, state securities laws, Maryland corporate law, or Delaware trust laws, including, in the case of each of the foregoing, the rules and regulations thereunder.

7.	Covenants of Target Fund

(a)           Target Fund covenants to operate the business of Target Fund as presently conducted between the date hereof and the Closing.

(b)           Target Fund undertakes that Target Fund will not acquire the Acquiring Fund Shares for the purpose of making distributions thereof other than to Target Fund’s shareholders.

(c)           Target Fund covenants that as of the Closing, all of Target Fund’s federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d)           If reasonably requested in writing by the Acquiring Fund, Target Fund will at the Closing provide Acquiring Fund with:

(1)           A statement of the respective tax basis and holding period of all investments to be transferred by Target Fund to Acquiring Fund.

(2)           A copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with Target Fund with respect to each shareholder, for all of the shareholders of record of Target Fund as of the Close of Business on the Valuation Date, who are to become holders of Acquiring Fund Shares as a result of the Reorganization, certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief.

(3)           All FIN 48 work papers and supporting statements pertaining to Target Fund.

(e)           Prior to the Closing, the Board of Directors of Target Fund shall have called, and Target Fund shall have held, a meeting of Target Fund’s shareholders to consider and vote upon this Agreement and Target Fund shall take all other actions reasonably necessary to obtain shareholder approval of the Reorganization.  Target Fund agrees to mail to each shareholder of record entitled to vote at such meeting, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations promulgated thereunder.

(f)           Target Fund shall supply to Acquiring Fund, at the Closing, the statement of the assets and liabilities described in Section 4(e) of this Agreement in conformity with the requirements described in such Section.

(g)           As promptly as practicable, but in any case within sixty days after the date of Closing, Target Fund shall furnish Acquiring Fund, in such form as is reasonably satisfactory to Acquiring Fund, a statement of the earnings and profits of Target Fund for federal income tax purposes that will be carried over by Acquiring Fund as a result of Section 381 of the Code, and which shall have been certified by Target Fund’s Treasurer.

(h)           Target Fund undertakes that, after the Reorganization is consummated, it will dissolve its corporate existence, file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company and take the necessary actions, including making the necessary filings, to withdraw its shares from listing on those stock exchanges on which the Target Fund Shares are listed as of the Closing Date.

(i)           As soon as is reasonably practicable after the Closing, Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1(c) hereof.

8.           Covenants of Acquiring Fund

(a)           Acquiring Fund covenants that the shares of beneficial interest of Acquiring Fund to be issued and delivered to Target Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, and fully paid and non-assessable, and no shareholder of Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof, other than any rights created pursuant to this Agreement.

(b)           Acquiring Fund covenants to operate the business of Acquiring Fund as presently conducted between the date hereof and the Closing.

(c)           Acquiring Fund covenants that by the Closing, all of Acquiring Fund’s federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d)           Acquiring Fund shall at the Closing supply to Target Fund the statement of assets and liabilities described in Section 5(d) of this Agreement in conformity with the requirements described in such Section.

(e)           Acquiring Fund shall prior to the Closing have filed with the SEC a Registration Statement on Form N-14 under the 1933 Act (“Registration Statement”), relating to the Acquiring Fund Shares to be issued pursuant hereto, and shall have used its best efforts to provide that such Registration Statement becomes effective as promptly as practicable.  At the time such Registration Statement shall become effective, it (i) shall have complied in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) shall not have contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  At the time the Registration Statement becomes effective, at the time of Target Fund’s shareholders’ meeting, and at the Closing, the prospectus and statement of additional information included in the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)           The Board of Trustees of Acquiring Fund shall call, and Acquiring Fund shall prior to the Closing have held, a special meeting of Acquiring Fund’s shareholders to consider and vote upon the issuance of common shares in connection with this Agreement, and Acquiring Fund shall take all other actions reasonably necessary to obtain approval of the Reorganization.  Acquiring Fund agrees to mail to each shareholder of record entitled to vote at such meeting, in sufficient time to comply with requirements as to notice thereof, a proxy statement that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations promulgated thereunder.

9.	Conditions Precedent to be Fulfilled by Target Fund and Acquiring Fund

The obligations of Target Fund and Acquiring Fund to effectuate this Agreement hereunder shall be subject to the following respective conditions:

(a)           That (1) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

(b)           That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party’s Board of Trustees or Directors, certified by the Secretary or equivalent officer.

(c)           That the SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or that would prohibit the Reorganization.

(d)           That this Agreement and the Reorganization, including for Acquiring Fund the issuance and listing of additional Acquiring Fund Shares, shall have been approved by any required or appropriate action of the shareholders of each Fund in accordance with its organizational documents and applicable law and self-regulatory organization rules.

(e)           That Target Fund shall have declared a dividend or dividends on or prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); (ii) all of Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year prior to the Closing Date and at least 90 percent of such net tax-exempt income for such final axable year.

(f)           That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the SEC, NYSE and state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of material adverse effect on the assets and properties of a Fund.

(g)           That prior to or at the Closing, each Fund shall receive an opinion from Stradley Ronon Stevens & Young, LLP (“SRSY”) to the effect that, provided the Reorganization is carried out in accordance with the applicable laws of the State of Maryland and State of Delaware, this Agreement and in accordance with customary representations provided by Target Fund and Acquiring Fund with regard to matters of fact in certificates delivered to SRSY:

1.           The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund in exchange solely for Acquiring Fund Shares, and the assumption by Acquiring Fund of certain of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and Target Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

2.           No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to, and assumption of certain of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares under Section 361(a) and Section 357(a) of the Code, except that the Target Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

3.           No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption of certain of the liabilities of Target Fund under Section 1032(a) of the Code;

4.           No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares to the Target Fund shareholders in liquidation of the Target Fund under Section 361(c)(1) of the Code;

5.           The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the exchange under Section 362(b) of the Code;

6.           The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund under Section 1223(2) of the Code;

7.           No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund Shares for Acquiring Fund Shares (including fractional shares to which they may be entitled) under Section 354(a) of the Code;

8.           The aggregate tax basis of the Acquiring Fund Shares received by the Target Fund shareholders (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor under Section 358(a)(1) of the Code;

9.           The holding period of the Acquiring Fund Shares received by the Target Fund’s shareholders (including fractional shares to which they may be entitled) will include the holding period of the Target Fund Shares surrendered in exchange therefor, provided that the Target Fund Shares were held as a capital asset on the date of the Reorganization under Section 1223(l) of the Code; and

10.           The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Department of the Treasury (the “Treasury Regulations”)) the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Treasury Regulations.

Such opinion shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither Acquiring Fund nor Target Fund may waive the conditions set forth in this paragraph 9(g).

(h)           That Acquiring Fund shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to Target Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

(1)           Target Fund is in good standing under the laws of the State of Maryland;

(2)           Target Fund is a closed-end investment company of the management type registered as such under the 1940 Act;

(3)           Such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Target Fund, the unfavorable outcome of which would materially and adversely affect Target Fund;

(4)           To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Target Fund of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Maryland laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

(5)           Neither the execution, delivery nor performance of this Agreement by Target Fund violates any provision of its Articles of Incorporation, its By-Laws, or the provisions of any agreement or other instrument known to such counsel to which Target Fund is a party or by which Target Fund is otherwise bound; and

(6)           This Agreement has been validly authorized and executed by Target Fund and represents the legal, valid and binding obligation of Target Fund and is enforceable against Target Fund in accordance with its terms.

In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of Target Fund with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Target Fund.

(i)           That Target Fund shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to Acquiring Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

(1)           Acquiring Fund is in good standing under the laws of the State of Delaware;

(2)           Acquiring Fund is a closed-end investment company of the management type registered as such under the 1940 Act;

(3)           Such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Acquiring Fund, the unfavorable outcome of which would materially and adversely affect Acquiring Fund;

(4)           The shares of beneficial interest of Acquiring Fund to be issued pursuant to the terms of Section 1 hereof, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof other than any rights that may be deemed to have been granted pursuant to this Agreement;

(5)           To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Acquiring Fund of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and the laws of the State of Delaware (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

(6)           Neither the execution, delivery nor performance of this Agreement by Acquiring Fund violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument known to such counsel to which Acquiring Fund is a party or by which Acquiring Fund is otherwise bound; and

(7)           This Agreement has been validly authorized and executed by Acquiring Fund and represents the legal, valid and binding obligation of Acquiring Fund and is enforceable against Acquiring Fund in accordance with its terms.

In giving the opinions set forth above, SRSY may rely on certificates of the officers of Acquiring Fund with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Acquiring Fund.

(j)           That Acquiring Fund’s Registration Statement with respect to the shares of beneficial interest of Acquiring Fund to be delivered to Target Fund’s shareholders in accordance with Section 1 hereof shall be effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(k)           That the shares of beneficial interest of Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Target Fund shareholder.

(l)           That at the Closing, Target Fund transfers to Acquiring Fund aggregate Net Assets of Target Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of Target Fund at the Close of Business on the Valuation Date.

10.           Fees and Expenses   The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne 40% by Acquiring Fund, 35% by Target Fund, and 25% by Delaware Management Company, a series of Delaware Management Business Trust.

11.	Termination; Waiver; Order

(a)           Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after shareholder approval thereof) by the mutual consent of both Funds or by either Fund if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived.

(b)           If the Reorganization has not been consummated by May 31, 2012, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both Funds.

(c)           In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability on the part of either Fund or persons who are their trustees, officers, agents or shareholders in respect of this Agreement.

(d)           At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by whichever Fund is entitled to the benefit thereof.

(e)            The respective representations, warranties and covenants contained in Sections 4 through 8 hereof shall expire with, and be terminated by, the consummation of the Reorganization, and neither Target Fund nor Acquiring Fund, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing.  This provision shall not protect any officer, trustee, agent or shareholder of Target Fund or Acquiring Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(f)           If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing which shall impose any terms or conditions that are determined by action of the Board of Directors of Target Fund and the Board of Trustees of Acquiring Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of either Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

12.	Liability of Acquiring Fund and Target Fund

(a)           Each party acknowledges and agrees that all obligations of Acquiring Fund under this Agreement are binding only with respect to Acquiring Fund; that any liability of Acquiring Fund under this Agreement or in connection with the Reorganization shall be discharged only out of the assets of Acquiring Fund; and that Target Fund shall not seek satisfaction of any such obligation or liability from the shareholders, trustees, officers, employees or agents of Acquiring Fund, or any of them.

(b)           Each party acknowledges and agrees that all obligations of Target Fund under this Agreement are binding only with respect to Target Fund; that any liability of Target Fund under this Agreement or in connection with the Reorganization shall be discharged only out of the assets of Target Fund; and that Acquiring Fund shall not seek satisfaction of any such obligation or liability from the shareholders, trustees, officers, employees or agents of Target Fund, or any of them.

13.           Final Tax Returns and Forms 1099 of Target Fund

(a)           After the Closing, Target Fund shall or shall cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed by Target Fund with respect to Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

(b)           Notwithstanding the provisions of Section 1 hereof, any expenses incurred by Target Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing shall be borne by Target Fund to the extent such expenses have been or should have been accrued by Target Fund in the ordinary course without regard to the Reorganization contemplated by this Agreement; any excess expenses shall be borne by Delaware Management Company, a series of Delaware Management Business Trust, at the time such Tax returns and Forms 1099 are prepared.

14.           Cooperation and Exchange of Information

Acquiring Fund and Target Fund will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes.  Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of Target Fund and Acquiring Fund for its taxable period first ending after the Closing and for all prior taxable periods.

15.	Entire Agreement and Amendments

This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for.  This Agreement may be amended only by mutual consent of the parties in writing.  Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

16.	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

17.           Notices

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Target Fund or Acquiring Fund at 2005 Market Street, Philadelphia, PA  19103, Attention: Secretary.

18.           Governing Law

This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware.

19.           Effect of Facsimile Signature

A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

IN WITNESS WHEREOF, Target Fund and Acquiring Fund have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

Delaware Investments Global Dividend and Income Fund, Inc.

By:
[____]
[____]

Delaware Enhanced Global Dividend and Income Fund

By:
[____]
[____]

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

JOINT SPECIAL MEETING OF SHAREHOLDERS – September 21, 2011

DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, David F. Connor, Michael E. Dresnin, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint special meeting of shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, September 21, 2011 at 4:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 21, 2011:  the proxy statement is available at www.delawareinvestments.com/proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
       P.O. BOX 9112
      FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com.

3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-866-612-5812.

3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement

2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDS.

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.

Vote on Approval of Agreement and Plan of Reorganization

	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization providing for (i) the acquisition by Delaware Enhanced Global Dividend and Income Fund (the “Acquiring Fund”) of substantially all of the assets, and certain of the liabilities, of Delaware Investments Global Dividend and Income Fund, Inc. (the “Target Fund”), in exchange for newly issued common shares of the Acquiring Fund; (ii) the distribution of such newly issued common shares of the Acquiring Fund to holders of common shares of the Target Fund; and (iii) the dissolution of the Target Fund thereafter.	0	0	0

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

JOINT SPECIAL MEETING OF SHAREHOLDERS – September 21, 2011

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, David F. Connor, Michael E. Dresnin, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint special meeting of shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, September 21, 2011 at 4:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 21, 2011:  the proxy statement is available at www.delawareinvestments.com/proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
       P.O. BOX 9112
       FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com.

3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-866-612-5812.

3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement

2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDS.

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

Vote on Approval of Agreement and Plan of Reorganization

	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization providing for (i) the acquisition by Delaware Enhanced Global Dividend and Income Fund (the “Acquiring Fund”) of substantially all of the assets, and certain of the liabilities, of Delaware Investments Global Dividend and Income Fund, Inc. (the “Target Fund”), in exchange for newly issued common shares of the Acquiring Fund; (ii) the distribution of such newly issued common shares of the Acquiring Fund to holders of common shares of the Target Fund; and (iii) the dissolution of the Target Fund thereafter.	0	0	0

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date

STATEMENT OF ADDITIONAL INFORMATION

JULY [__], 2011

of the Registration Statement on Form N-14 of
Delaware Investments Global Dividend and Income Fund, Inc.
and
Delaware Enhanced Global Dividend and Income Fund

2005 Market Street

Philadelphia, PA  19103-7094

Acquisition of Substantially All of the Assets, and Certain of the Liabilities, of

Delaware Investments Global Dividend and Income Fund, Inc. (NYSE: DGF)

By and In Exchange for Shares of

Delaware Enhanced Global Dividend and Income Fund (NYSE: DEX)

This Statement of Additional Information (“SAI”) supplements the information contained in the joint proxy statement/prospectus (the “Prospectus”) dated July [__], 2011 for Delaware Enhanced Global Dividend and Income Fund (the “Acquiring Fund”) and Delaware Investments Global Dividend and Income Fund, Inc. (the “Target Fund”).  Each of the Acquiring Fund and the Target Fund is sometimes referred to herein as a “Fund” and they are referred to collectively as the “Funds.”

This SAI relates to the joint special meeting of shareholders of the Funds to be held September 21, 2011 to vote on an Agreement and Plan of Reorganization whereby the Acquiring Fund will acquire the assets, and certain of the liabilities, of the Target Fund in exchange for newly issued common shares of the Acquiring Fund, which will be distributed to holders of common stock of the Target Fund.

This SAI should be read in conjunction with the Prospectus.  Capitalized terms not defined herein are used as defined in the Prospectus.  This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus.  You can request a copy of the Prospectus by calling 1-800-523-1918 or by writing to the Funds, Account Services, 2005 Market Street, Philadelphia, PA  19103.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this SAI is truthful or complete.  Any representation to the contrary is a criminal offense.

Table of Contents

Incorporation by Reference of Certain Documents	2
About the Funds	2
Investment Strategies and Risks	2
Investment Policies and Restrictions	14
Portfolio Turnover	15
Officers and Board Members	16
Board Compensation	17
Board Leadership Structure	17
Code of Ethics	19
Proxy Voting Policy	19
Independent Registered Public Accounting Firm	20
Legal Counsel	21
Trading Practices and Brokerage	21
Ownership of Securities	29
Financial Statements	39

i

Incorporation by Reference of Certain Documents

This SAI incorporates by reference the following documents, which will be provided to any shareholder who requests this SAI and which are legally considered to be a part of this SAI:

•	Annual report of the Acquiring Fund for the year ended November 30, 2010, filed via EDGAR on January 28, 2011 (Accession No. 0001206774-11-000142).

•	Annual report of the Target Fund for the year ended November 30, 2010, filed via EDGAR on January 28, 2011 (Accession No. 0001206774-11-000141 ).

These Reports can also be obtained, without charge, by calling 800 523-1918.

About the Funds

The Acquiring Fund is organized as a Delaware business trust.  The Target Fund is organized as a Maryland corporation.  Each Fund is registered as a closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Fund’s shares trade on New York Stock Exchange (the “Exchange”).  The Acquiring Fund has outstanding common shares of beneficial interest.  The Target Fund has outstanding shares of common stock.  All references to “shares” in this SAI refer to such shares of the Funds, except where noted or context requires otherwise.  The Funds’ investment manager is Delaware Management Company (the “Manager”), a series of Delaware Management Business Trust, which is a registered investment adviser.  Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P.  Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.  Macquarie Group is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services.

Investment Strategies and Risks

The Funds’ investment objectives, strategies, and risks are described in the Prospectus.  The following discussion supplements such description.

Depositary Receipts

The Funds may invest in sponsored and unsponsored American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), and Global depositary receipts (Acquiring Fund only) (“GDRs”) that are actively traded in the United States. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are receipts issued by non-U.S. Banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S. securities. “Sponsored” ADRs, EDRs, or GDRs are issued jointly by the issuer of the underlying security and a Depositary, and “unsponsored” ADRs, EDRs, or GDRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs, EDRs, or GDRs generally bear all the costs of such facilities and the Depositary of an unsponsored ADR, EDR, or GDR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR, EDR, or GDR. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Fund’s limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Derivatives

Foreign Currency Transactions — Each Fund may purchase or sell foreign currencies and/or engage in forward foreign currency transactions.  The Target Fund may enter into such transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations, and the Acquiring Fund may enter into such transactions in order to generate additional income by capturing interest rate differentials between specific currencies or to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a “forward foreign currency” contract or “forward” contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Funds may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

The Target Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency.  The Target Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

 The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorable. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. A Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures — Each Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in an account at such Fund’s custodian bank. Thereafter, a “variation margin” may be paid by a Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

In addition, when a Fund engages in futures transactions, to the extent required by the SEC, it will maintain with its custodian bank, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents, or high-quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by a Fund with respect to such futures contracts.

Each Fund may enter into such futures contracts to protect against the adverse affects of fluctuations in interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to a Fund would increase at approximately the same rate, thereby keeping the NAV of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Fund could then buy debt securities on the cash market.

With respect to options on futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund’s losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, a Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates.

To the extent that interest rates move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if a Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

A Fund intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held by the Fund or which the Fund intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). A Fund may also write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund’s portfolio securities alone. Each Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the Fund’s operation. Accordingly, the Funds are not be subject to registration or regulation as a CPO.

Options Contracts — The Funds may buy or write options contracts for any number of reasons, including: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Funds may buy or write call or put options on securities, financial indices, and foreign currencies. When a Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When a Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, a Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Options on Foreign Currencies — A Fund also may purchase call options and write covered call options and purchase put options and write secured put options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

Each Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written, or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities, or other high-grade liquid debt securities in a segregated account with its custodian bank.

With respect to writing put options, at the time the put is written, a Fund will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount a Fund will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Fund has purchased a closing put of the same series as the one previously written.

Options on Stock Indices — A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock. Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

A stock index fluctuates with changes in the market values of the stock so included.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Since each Fund’s portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities, which would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by the Funds of options on stock indices will be subject to the Manager’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund’s ability effectively to hedge its securities. A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained and to take advantage of the liquidity available in the option markets.

Swap Contracts — Each Fund may enter into interest rate swap contracts, index swap contracts and credit default swap (“CDS”) contracts in the normal course of pursuing its investment objective. The Funds may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Index swaps may be used to gain exposure to markets that the Funds invest in, such as the corporate bond market. The Funds may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Funds may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event a Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statement of net assets.

Interest Rate Swaps. The Funds may invest in interest rate swaps to the extent consistent with their investment objectives and strategies. A Fund will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Fund is otherwise eligible to invest, and subject to the investment limitations on the instruments to which the purchased reference rate relates.

Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to manage its portfolio of swaps so as to match and offset its payment receipts and obligations.

The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Interbank Offered Rate (“LIBOR”). The typical maximum term of an interest rate swap agreement ranges from 1 to 12 years. Index swaps tend to be shorter term, often for one year.

Index Swaps. A Fund may also engage in index swaps, also called total return swaps. In an index swap, a Fund may enter into a contract with a counterparty in which the counterparty will make payments to the Fund based on the positive returns of an index, such as a corporate bond index, in return for the Fund paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, a Fund is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed income securities that are included in the index.

Credit Default Swaps.   A CDS contract is a risk-transfer instrument (in the form of a derivative security) through which one party (the “purchaser of protection”) transfers to another party (the “seller of protection”) the financial risk of a Credit Event (as defined below), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic premium. In the most general sense, the benefit for the purchaser of protection is that, if a Credit Event should occur, it has an agreement that the seller of protection will make it whole in return for the transfer to the seller of protection of the reference security or securities. The benefit for the seller of protection is the premium income it receives. Each Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuer or issuers of its holdings (i.e., to reduce risk when the Fund owns or has exposure to such securities). The Funds also might use CDS contracts to create or vary exposure to securities or markets.

CDS transactions may involve general market, illiquidity, counterparty, and credit risks. CDS prices may also be subject to rapid movements in response to news and events affecting the underlying securities. The aggregate notional amount (typically, the principal amount of the reference security or securities) of the Fund’s investments in the CDS contracts will be limited to 15% of its total net assets. As the purchaser or seller of protection, a Fund may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

Where a Fund is a purchaser of protection, it will designate on its books and records cash or liquid securities sufficient to cover its premium payments under the CDS. To the extent that a Fund, as a purchaser of protection, may be required in the event of a credit default to deliver to the counterparty: (1) the reference security (or basket of securities); (2) a security (or basket of securities) deemed to be the equivalent of the reference security (or basket of securities); or (3) the negotiated monetary value of the obligation, the Fund will designate the reference security (or basket of securities) on its books and records as being held to satisfy its obligation under the CDS or, where the Fund does not own the reference security (or basket of securities), the Fund will designate on its books and records cash or liquid securities sufficient to satisfy the potential obligation. To the extent that the Fund, as a seller of protection, may be required in the event of a credit default to deliver to the counterparty some or all of the notional amount of the CDS, it will designate on its books and records cash or liquid securities sufficient to cover the obligation. Whether a CDS requires a Fund to cash settle its obligations or to net its obligations (i.e., to offset its obligations against the obligations of the counterparty), the Fund will designate on its books and records cash or liquid securities sufficient to cover its obligations under the CDS. All cash and liquid securities designated by a Fund to cover its obligations under CDSs will be marked to market daily to cover these obligations.

As the seller of protection in a CDS contract, a Fund would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation acceleration, modified restructuring, or agreed upon event (each of these events is a “Credit Event”). If a Credit Event occurs, a Fund generally would receive the security or securities to which the Credit Event relates in return for the payment to the purchaser of the par value. Provided that no Credit Event occurs, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract in return for this credit protection. In addition, if no Credit Event occurs during the term of the CDS contract, a Fund would have no delivery requirement or payment obligation to the purchaser of protection. As the seller of protection, a Fund would have credit exposure to the reference security (or basket of securities). A Fund will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).

As the purchaser of protection in a CDS contract, a Fund would pay a premium to the seller of protection. In return, a Fund would be protected by the seller of protection from a Credit Event on the reference security (or basket of securities). A risk in this type of transaction is that the seller of protection may fail to satisfy its payment obligations to a Fund if a Credit Event should occur. This risk is known as counterparty risk and is described in further detail below.

If the purchaser of protection does not own the reference security (or basket of securities), the purchaser of protection may be required to purchase the reference security (or basket of securities) in the case of a Credit Event on the reference security (or basket of securities). If the purchaser of protection cannot obtain the security (or basket of securities), it may be obligated to deliver a security (or basket of securities) that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

Each CDS contract is individually negotiated. The term of a CDS contract, assuming no Credit Event occurs, is typically between two and five years. CDS contracts may be unwound through negotiation with the counterparty. Additionally, a CDS contract may be assigned to a third party. In either case, the unwinding or assignment involves the payment or receipt of a separate payment by a Fund to terminate the CDS contract.

A significant risk in CDS transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the ability of the counterparty to meet its contractual obligations. If there is a default by a counterparty who is a purchaser of protection, a Fund’s potential loss is the agreed upon periodic stream of payments from the purchaser of protection. If there is a default by a counterparty that is a seller of protection, a Fund’s potential loss is the failure to receive the par value or other agreed upon value from the seller of protection if a Credit Event should occur. CDS contracts do not involve the delivery of collateral to support each party’s obligations; therefore, a Fund will only have contractual remedies against the counterparty pursuant to the CDS agreement. As with any contractual remedy, there is no guarantee that a Fund would be successful in pursuing such remedies. For example, the counterparty may be judgment proof due to insolvency. A Fund thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.

Exchange Traded Funds (“ETFs”)

The Acquiring Fund may invest in ETFs. These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

Dividend Risks

A Fund’s pursuit of its investment objectives depends somewhat upon the Manager’s ability to anticipate the dividend policies of the companies in which it chooses to invest.  It is difficult to anticipate the level of dividends that companies will pay in any given timeframe.  In addition, the dividend policies of a Fund’s target companies are heavily influenced by the current economic climate and the favorable federal tax treatment afforded to dividends.  Challenging economic conditions, affecting either the market as a whole or a specific investment in a Fund’s portfolio, may limit the opportunity to benefit from the current dividend policies of the companies in which a Fund invests or may cause such companies to reduce or eliminate their dividends.  Special dividends may result in extraordinary dividends subject to special tax rules.  The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading, and resultant dividends may not be qualified dividends eligible to individuals for reduced federal income tax rates under the Code.  Also, the reduced federal income tax rates that apply to qualified dividend income sunset and will not apply to taxable years beginning after December 31, 2012, unless extended or made permanent. This and other changes in the favorable provisions of the federal income tax laws may limit your ability to benefit from dividend increases or special dividends, may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

Dividend Capture Risks

The Acquiring Fund’s dividend capture strategies include having the Manager attempt to identify and exploit opportunities such as the announcement of major corporate actions, including restructuring initiatives or a special dividend, that may lead to high current dividend income.  These situations are typically not recurring in nature or frequency, may be difficult to predict, and may not result in an opportunity that allows the Manager to fulfill the Fund’s investment objectives.  The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading, and resultant dividends may not be qualified dividends eligible to individuals for reduced federal income tax rates.

Fixed Income Securities

The Funds may invest in fixed income securities. Fixed income securities consist of bonds, notes debentures, and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund’s net asset value.

Foreign Securities

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Prospectus, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, a Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

The investment policies of each Fund permit it to enter into forward foreign currency exchange contracts in order to hedge each Fund’s holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

Each Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund’s distributions paid to shareholders.

High Yield, High Risk Debt Securities

The Funds may purchase securities that are rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s (“S&P”), commonly known as “junk bonds.” Investing in so-called “high yield” or “high-risk” securities entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment-grade securities, and which should be considered by investors contemplating an investment in the Funds. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high yield securities. The risks include the following:

Volatility of the High Yield Market: Although the market for high yield securities has been in existence for many years, including periods of economic downturn, the high yield market grew rapidly during the long economic expansion that took place in the United States during the 1980s. During that economic expansion, the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high yield securities, would adversely affect the value of outstanding bonds, and would adversely affect the ability of high yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high yield securities, an increase in the number of high yield bond defaults, and corresponding volatility in a Fund’s NAV.

Liquidity and Valuation: The secondary market for high yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when the institutions that dominate it temporarily cease buying such securities for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on a Fund’s ability to dispose of particular issues, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high yield securities than is normally the case. The secondary market for high yield securities is also generally considered more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. Privately placed high yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

Legislative and Regulatory Action and Proposals: There are a variety of legislative actions that have been taken or that are considered from time to time by the United States Congress that could adversely affect the market for high yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally insured savings and loan institutions from investing in high yield securities. Regulatory actions have also affected the high yield market. For example, many insurance companies have restricted or eliminated their purchases of high yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high yield issues and could reduce the number of new high yield securities being issued.

Illiquid Investments and Restricted Securities

Each Fund is permitted to invest up to 10% of the value of its net assets in illiquid investments.  An investment is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment.  “Restricted securities” are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the “1933 Act”).  Such securities generally have been considered illiquid by the staff of the SEC, since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act.  However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act, certain forms of interest only and principal only, mortgaged backed U.S.  government securities and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act).  The Funds may invest without limitation in these forms of restricted securities if such securities are deemed by the Manager to be liquid in accordance with standards established by each Fund’s Board.  Under these guidelines, the Manager must consider, among other things: (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.)

A less liquid secondary market may have an adverse effect on a Fund’s ability to dispose of particular issues, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In striving to manage this risk, the Manager evaluates the size of a bond issuance as a way to anticipate its likely liquidity level.  Swap agreements may be treated as illiquid securities, but swap dealers may be willing to repurchase interest rate swaps within seven days.  If the Manager determines that a restricted Security that was previously determined to be liquid is no longer liquid and, as a result, a Fund’s holdings of illiquid securities exceed such Fund’s 15% limit on investment in such securities, the Manager will determine what action to take to ensure that such Fund continues to adhere to such limitation.

At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop.  Investing in restricted securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

Portfolio Loan Transactions

Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions. It is the understanding of the Manager that the staff of the

SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: i) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Funds from the borrower; ii) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; iii) the Fund must be able to terminate the loan after notice, at any time; iv) the Fund must receive reasonable interest on any loan, and any dividends, interest, or other distributions on the lent securities, and any increase in the market value of such securities; v) the Fund may pay reasonable custodian fees in connection with the loan; and vi) the voting rights on the lent securities may pass to the borrower; however, if the Trustees of the Trust know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

The major risk to which a Fund would be exposed on a portfolio loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board, including the creditworthiness of the borrowing broker, dealer, or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Real Estate Investment Trusts (“REITs”)

The Funds’ investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include U.S. long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by U.S. federal regulations concerning the health care industry. REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Repurchase Agreements

Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities.  Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price.  A Fund will take custody of the collateral under repurchase agreements.  Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred.  The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchased security.  Such transactions afford an opportunity for a Fund to invest temporarily available cash on a short-term basis.  Generally, repurchase agreements are of short duration, often less than one week, but on occasion for longer periods.  A Fund’s risk is limited to the seller’s ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation.  Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security.  In addition, should such an issuer default, the Manager believes that, barring extraordinary circumstances, the Fund will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery.  A Fund considers the creditworthiness of the bank or dealer from whom it purchases repurchase agreements.  A Fund will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price.  The underlying securities will be limited to those described above.

A Fund will limit its investments in repurchase agreements to those which the Manager determines to present minimal credit risks and which are of high quality.  In addition, a Fund must have collateral of at least 102% of the repurchase price, including the portion representing a Fund’s yield under such agreements which is monitored on a daily basis.  Such collateral is held by a Fund’s custodian in book entry form.  Such agreements may be considered loans under the 1940 Act, but a Fund considers repurchase agreements contracts for the purchase and sale of securities, and it seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of default.

The funds in the Delaware Investments family have obtained an exemption from the joint transaction prohibitions of Section 17(d) of the 1940 Act to allow certain funds jointly to invest cash balances.  The Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

U.S.  Government Securities

U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies that are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury, if needed to service their debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association (“FNMA”), are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, the Tennessee Valley Authority and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and FNMA.

The maturities of such securities usually range from three months to thirty years. While such securities are guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund’s portfolio, cause the Fund’s daily NAV to fluctuate.

When-Issued and Delayed-Delivery Securities

The Target Fund may purchase securities on a when-issued or delayed-delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Investment Policies and Restrictions

Each Fund has adopted the following restrictions which cannot be changed without approval by the holders of a “majority” of the Fund’s outstanding shares, which is a vote by the holders of the lesser of: a) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities of the Fund. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

The Funds shall not:

1.             Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, or in tax-exempt obligations or certificates of deposit.

2.             Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3.             Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4.             Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5.             Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6.             Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

Additionally, the Target Fund has the following non-fundamental policies:

(a) In applying the fundamental concentration restriction applicable to the Target Fund: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities;

(b) In connection with diversification of the Target Fund, the Fund shall not as to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer (except the U.S. Government, its agencies or instrumentalities or repurchase agreements collateralized by any such obligations) or purchase more than 10% of the outstanding voting securities of any one issuer;

(c) In connection with issuing senior securities, the Target Fund shall not issue senior securities, as defined in the 1940 Act, (a) other than preferred stock, not in excess of 50% of its total assets over any senior securities described in clause (b) below that are outstanding, (b) senior securities other than preferred stock (including borrowing money) not in excess of 33 1/3% of its total assets, and (c) borrowings up to 5% of its total assets for temporary or defensive purposes without regard to the amount of senior securities outstanding under clauses (a) and (b) above; provided, however, that the Fund's obligations under when-issued and delayed delivery transactions and similar transactions, futures contracts and options on futures contracts, forward contracts and options on currencies, indicies and securities are not treated as senior securities if covering assets are appropriately segregated; the Fund may not pledge its assets other than to secure such issuances of senior securities or such borrowings or in connection with when-issued transactions and similar investment strategies; for purposes of clauses (a), (b), and (c) above, the term "total assets" shall be calculated after giving effect to the net proceeds of senior securities issued by the Fund reduced by any liabilities and indebtedness not constituting senior securities except for such liabilities and indebtedness as are excluded from treatment as senior securities;

(d) The Target Fund shall not make short sales of securities or purchase securities on margin except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions and the writing of options on securities, indicies, futures and currencies;

(e) The Target Fund shall not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933;

(f) The Target Fund shall not purchase or sell real estate, except securities secured by real estate or interests therein;

(g) The Target Fund shall not purchase or sell commodities, commodities futures contracts or commodities contracts, except as set forth herein;

(h) The Target Fund shall not make loans except through purchasing fixed income securities, lending portfolio securities and entering into repurchase agreements consistent with the Fund's investment objectives and policies; and

(i) The Target Fund shall not invest for the purpose of exercising control over any issuer.

Portfolio Turnover

A Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective.  A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover.  Such a turnover always will be incidental to transactions undertaken with a view to achieving a Fund’s investment objective.   A Fund’s portfolio turnover may exceed 100% in any given year and, the Acquiring Fund anticipates that its annual portfolio turnover rate will likely exceed 100% under normal market conditions, although it could be materially higher under certain conditions.  Additionally, a potential for high portfolio turnover exists following the Reorganization as the assets of the Target Fund are repositioned to match the Acquiring Fund’s portfolio strategy.

The degree of portfolio activity may affect the transaction costs of a Fund and taxes paid by such Fund’s shareholders.  A turnover rate of 100% or more could occur, for example, if all the investments in a Fund’s portfolio at the beginning of the year were replaced by the end of the year, or if a single investment was frequently traded.  In investing to achieve its investment objective, a Fund may hold securities for any period of time.  A Fund’s portfolio turnover will be increased if that Fund writes a large number of call options which are subsequently exercised.  To the extent a Fund realizes gain on securities held for less than six months, such gains are taxable to the shareholder subject to tax or to a Fund at ordinary income tax rates.

The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

The portfolio turnover rates for each Fund for the fiscal years ending November 30, 2009 and November 30, 2010 were as follows:

Fund	2010	2009
Delaware Investments Global Dividend and Income Fund, Inc.	53%	89%
Delaware Enhanced Global Dividend and Income Fund	83%	88%

Officers and Board Members

The business and affairs of each Fund is managed under the direction of its Board.  Certain officers and Board members of the Funds hold identical positions in each of the other Delaware Investments® Funds.  The Funds’ Board members and principal officers are noted below along with their birthdates and their business experience for the past five years.  Board members serve for indefinite terms until their resignation, death, or removal.

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held in Past Five Years
Interested Board Member
Patrick P. Coyne1 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Board Member	Chairman and Board Member since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.2	76
Director — Kaydon Corp.

Board of Governors Member — Investment Company Institute (ICI)

Finance Committee Member — St.  John Vianney Roman Catholic Church

Board of Trustees —Agnes Irwin School

Member of Investment Committee — Cradle of Liberty Council, BSA
(2007–2010)

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held in Past Five Years
Independent Board Members
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Board Member	Since March 2005	Private Investor — (March 2004–Present) Investment Manager — Morgan Stanley & Co. (January 1984–March 2004)	76	Director — Bryn Mawr Bank Corp. (BMTC) Chairman of Investment Committee — Pennsylvania Academy of Fine Arts Investment Committee and Governance Committee Member — Pennsylvania Horticultural Society
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Board Member	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010) Executive Vice President — University of Pennsylvania (April 1995–June 2002)	76	Member, Board of Governors — NASDAQ OMX PHLX LLC Director — Community Health Systems Director — Ecore International (2009–2010) Director — Allied Barton Securities Holdings (2005–2008)
Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Board Member	Since April 1990	Founder and Managing Director — Anthony Knerr & Associates (Strategic Consulting) (1990–Present)	76	None
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Board Member	Since March 2005	Chief Investment Officer — Assurant, Inc. (Insurance) (2002–2004)	76	None
Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Board Member	Since October 1989	Consultant — ARL Associates (Financial Planning) (1983–Present)	76	Director and Audit Committee Chair — Systemax Inc. (2001–2009) Director and Audit Committee Chairperson — Andy Warhol Foundation (1999–2007)
Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 1936	Board Member	Since May 19973	President and Chief Executive Officer — MLM Partners, Inc. (Small Business Investing & Consulting) (January 1993–Present)	76
Director and Chair of Compensation Committee, Governance Committee Member — CenterPoint Energy

Lead Director and Chair of Audit and Governance Committees, Member of Compensation Committee — Digital River Inc.

Director and Chair of Governance Committee, Audit Committee Member —
Rimage Corporation

Director and Chair of Compensation Committee — Spanlink Communications

Lead Director and Member of Compensation and Governance Committees —
Valmont Industries, Inc.
(1987–2010)

Director — Banner Health
(1996–2007)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Board Member	Since April 1999	Vice President and Treasurer (January 2006–Present) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President (July 1995–January 2003) 3M Corporation	76	Director — Okabena Company
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Board Member	Since March 2005	Founder — Investor Analytics (Risk Management) (May 1999–Present) Founder — Sutton Asset Management (Hedge Fund) (September 1996–Present)	76	Director and Audit Committee Member — Investor Analytics Director — Oxigene Inc. (2003–2008)

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held in Past Five Years
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel at Delaware Investments since 2000.	76	None4
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	76	None4
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	76	None4
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	76	None4
1  Patrick P.  Coyne is considered to be an “Interested” Board member because he is an executive officer of the Funds’ Manager.
2  Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ Manager.
3  In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds.  Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
4  David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager as the Funds.

The following table shows each Board member’s ownership of shares of the Funds and of shares of all Delaware Investments® Funds as of December 31, 2010.

Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Board Member in Family of Investment Companies
Interested Board Member
Patrick P. Coyne	None	Over $100,000
Independent Board Members
Thomas Bennett	None	$10,001-$50,000
John A. Fry	None	Over $100,000
Anthony D. Knerr	None	$50,001-$100,000
Lucinda S. Landreth	None	Over $100,000
Ann R. Leven	None	Over $100,000
Thomas F. Madison	None	$50,001-$100,000
Janet L. Yeomans	None	Over $100,000
J. Richard Zecher	None	Over $100,000

Board Compensation

    The following table describes the aggregate compensation received by each Board member from the Funds and the total compensation received from the Delaware Investments® Funds for which he or she served as a Trustee or Director for the fiscal year ended November 30, 2010.  Only the Board members of the Funds who are not “interested persons” as defined by the 1940 Act (the “Independent Board Members”) receive compensation from the Funds.

Board Member	Aggregate Compensation received from the Funds	Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Delaware Investments® Complex
Thomas L. Bennett	$1,368	None	$205,417
John A. Fry	$1,366	None	$205,417
Anthony D. Knerr	$1,369	None	$206,250
Lucinda S. Landreth	$1,150	None	$172,917
Ann R. Leven	$1,596	None	$240,000
Thomas F. Madison	$1,335	None	$200,417
Janet L. Yeomans	$1,235	None	$185,417
J. Richard Zecher	$1,266	None	$190,417

Effective January 1, 2011, each Independent Board Member receives an annual retainer fee of $131,250 for serving as a Trustee/Director for all 30 investment companies in the Delaware Investments®  family, plus $10,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex.  Each Independent Board Member also receives a $5,000 fee for attending telephonic meetings on behalf of the investments companies in the complex.  Members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee receive additional compensation of $2,500 for each Committee meeting attended.  In addition, the chairperson of the Audit Committee receives an annual retainer of $25,000, the chairperson of the Investments Committee receives an annual retainer of $20,000, and the chairperson of the Nominating and Corporate Governance Committee receives an annual retainer of $15,000.  The Lead/Coordinating Trustee/Director of the Delaware Investments Funds receives an additional annual retainer of $40,000

Board Leadership Structure

Common Board of Trustees/Director.  The business of each Fund is managed under the direction of its Board.  The Funds’ Board members also serve on the Boards of all the other investment companies that comprise the Delaware Investments® Family of Funds.  The Boards believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex.  The Boards believe that the common board structure allows the Board members to leverage their individual expertise and that their judgment is enhanced by being members of the Boards of all of the funds in the complex.

Board Chairman.  Mr. Coyne, who is an Interested Board member, serves as the Chairman of the Board.  The Board believes that it is beneficial to have a representative of Fund management as its Chairman.  Mr. Coyne is President of the Manager and its other service provider affiliates and oversees the day-to-day investment and business affairs affecting the Manager and the Funds.  Accordingly, his participation in the Board’s deliberations helps assure that the Board’s decisions are informed and appropriate.  Mr. Coyne’s presence on the Board ensures that the Board’s decisions are accurately communicated to and implemented by Fund management.

Coordinating Board Member.  The Board designates one of the Independent Board members to serve as Coordinating Board member.  The Coordinating Board member, in consultation with Fund management, counsel and the other Board members, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings.  The Coordinating Board member also conducts meetings of the Independent Board members.  The Coordinating Board member also generally serves as a liaison between outside Board members, the Chairman, Fund officers, and counsel, and is an ex officio member of the Nominating and Corporate Governance and Investment Committees.

Size and composition of Board.  The Board is comprised of nine Board members.  The Board members believe that the current size of the Board is conducive to Board interaction, dialogue and debate, resulting in an effective decision-making body.  The Board is comprised of Board members with a variety of professional backgrounds.  The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board.  The Board members regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board.

Committees.  The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board.  The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Funds.  The committees benefit from the professional expertise of their members.  At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

The Board has the following committees:

Audit Committee.  This committee monitors accounting and financial reporting policies, practices and internal controls for the Funds.  It also oversees the quality and objectivity of the Funds’ financial statements and the independent audit thereof, and acts as a liaison between the Funds’ independent registered public accounting firm and the full Board.  The Funds’ Audit Committee consists of the following Independent Board Members: Janet L. Yeomans, Chairperson; John A. Fry; and Thomas F. Madison.  The Audit Committee held five meetings during the Funds’ fiscal year ended November 30, 2010.

Nominating and Corporate Governance Committee.  This committee recommends Board members, fills vacancies, and considers the qualifications of Board members.  The committee will consider shareholder recommendations for nominations to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to fill a vacancy on the Board must submit the recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments® Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.  Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.  The committee consists of the following five Independent Board members: Lucinda S. Landreth, Chairperson; Thomas L. Bennett; Anthony D. Knerr (ex officio); Ann R. Leven; and J. Richard Zecher.  The Nominating and Corporate Governance Committee held six meetings during the Funds’ fiscal year ended November 30, 2010.

Independent Trustee/Director Committee.  This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities.  The committee is comprised of all of the Independent Board Members.  The Independent Trustee/Director Committee held four meetings during the Funds’ fiscal year ended November 30, 2010.

Investments Committee.  The primary purposes of the Investments Committee are to:  (i) assist the Board at its request in its oversight of the investment advisory services provided to the Funds by the Manager; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Board Members should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and expenses and to suggest changes to such reports.  The Investments Committee consists of the following four Independent Board Members: Thomas L. Bennett, Chairperson; Lucinda S. Landreth; Ann R. Leven; and J. Richard Zecher.  The Investments Committee held four meetings during the Funds’ fiscal year ended November 30, 2010.

Board role in risk oversight.  The Board performs a risk oversight function for the Funds consisting, among other things, of the following activities:  (1) receiving and reviewing reports related to the performance and operations of the Funds; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Funds; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Transfer Agent, the custodian and the independent public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; (6) engaging the services of the Funds’ Chief Compliance Officer to test the compliance procedures of each Fund and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Board members perform this risk oversight function throughout the year in connection with each quarterly Board meeting.  The Board members routinely discuss certain risk management topics with Fund management at the Board level and also through the standing committees of the Board.  In addition to these recurring risk management discussions, Fund management raises other specific risk management issues relating to the Funds with the Board members at Board and committee meetings.  When discussing new product initiatives with the Board, Fund management also discusses risk – either the risks associated with the new proposals or the risks that the proposals are designed to mitigate.  Fund management also provides periodic presentations to the Board to give the Board members a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Funds.

The Audit Committee looks at specific risk management issues on an ongoing basis.  The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of each Fund’s assets, and certain compliance matters.  In addition, the Audit Committee meets with the Manager’s internal audit and risk management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Funds.

The Board’s other committees also play a role in assessing and managing risk.  The Nominating and Corporate Governance Committee and the Independent Trustee/Director Committee play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Independent Trustee/Director Committee, by overseeing the evaluation of the Board, its committees and its activities.  The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls and Fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk.  Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Code of Ethics

The Funds have adopted a code of ethics that applies to the Funds’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of the Funds’ code of business ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com.  Any amendments to the code of business ethics, and information on any waiver from its provisions granted by the Funds, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Proxy Voting Policy

Each Fund has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Fund.  If and when proxies need to be voted on behalf of the Funds, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”).  The

Manager has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Manager’s proxy voting process for the Funds.  One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.

In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services (“ISS”), a subsidiary of RiskMetrics Group (“RiskMetrics”), a subsidiary of MSCI Inc., to analyze proxy statements on behalf of the Funds and the Manager’s other clients and vote proxies generally in accordance with the Procedures.  The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities.  If a proxy has been voted for the Funds, ISS/RiskMetrics will create a record of the vote.  By no later than August 31 of each year, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ web site at www.delawareinvestments.com; and (ii) on the SEC’s web site at www.sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted.  However, the Manager will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Manager will also vote against management’s recommendation when it believes that such position is not in the best interests of the Funds.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds.  Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

Because the Funds have delegated proxy voting to the Manager, the Funds are not expected to encounter any conflict of interest issues regarding proxy voting and therefore do not have procedures regarding this matter.  However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest.  Most proxies that the Manager receives on behalf of the Funds are voted by ISS/RiskMetrics in accordance with the Procedures.  Because almost all Fund proxies are voted by ISS/RiskMetrics pursuant to the predetermined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process.  In the very limited instances where the Manager is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager.  If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Funds.  The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103-7042 serves as the independent registered public accounting firm for each Fund and, in its capacity as such, audits the annual financial statements of the Funds.  A different independent registered public accounting firm served as auditor for the Funds for fiscal years ending prior to November 30, 2010.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, One Commerce Square, Suite 2600, Philadelphia, PA 19103, serves as counsel to each of the Funds.

Trading Practices and Brokerage

During their past three fiscal years, the Funds paid no brokerage commissions, and during the fiscal year ended November 30, 2010, the Funds did not engage in any portfolio transactions resulting in brokerage commissions directed to brokers for brokerage and research services.  However, the Funds do have policies and procedures relating to brokerage, which are described below.

The Manager selects broker/dealers to execute transactions on behalf of the Funds for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service.  The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Funds.  Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction.  Some trades are made on a net basis where the Funds either buy securities directly from the dealer or sell them to the dealer.  In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.  When a commission is paid, the Funds pay reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry.  In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

Subject to best execution and Rule 12b-1(h) under the 1940 Act, the Manager may allocate, out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services.  These services include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; and providing portfolio performance evaluation and technical market analyses.  Such services are used by the Manager in connection with its investment decision-making process with respect to one or more mutual funds and separate accounts managed by it, and may not necessarily be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended, and the Funds’ Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided.  Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Funds paying higher commissions, the Manager believes that such commissions are reasonable in relation to the value of the brokerage and research services provided.  In some instances, services may be provided to the Manager that constitute, in some part, brokerage and research services used by the Manager in connection with its investment decision-making process and constitute, in some part, services used by the Manager in connection with administrative or other functions not related to its investment decision-making process.  In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process.  In addition, so long as no fund is disadvantaged, portfolio transactions that generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to each Fund and to other Delaware Investments® Funds.  Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

As of November 30, 2010, the Funds did not hold any securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents.

The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution.  Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund.  When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker.  It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds.  Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the rules of the Financial Industry Regulatory Authority (“FINRA”), and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees.

Each Fund has the authority to participate in a commission recapture program.  Under the program and subject to seeking best execution (as described in the first paragraph in this section), the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Funds in cash.  Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of the Funds.  The Manager and its affiliates have previously acted and may in the future act as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program.  In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

Investment Manager

The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Investments® Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Funds.

The Manager is a series of Delaware Management Business Trust, which is located at 2005 Market Street, Philadelphia, Pennsylvania 19103 and is an indirect, wholly owned subsidiary of Macquarie Group Limited (“Macquarie Group”).  Macquarie Group (ASX: MQG; ADR: MQBKY), along with its subsidiaries and affiliates worldwide, is headquartered in Sydney, Australia and is a global provider of banking, financial, advisory, investment and fund management services.  The Manager and its predecessors have been managing the assets of the funds in the Delaware Investments Family of Funds since 1938.  Delaware Investments, a member of Macquarie Group, is a U.S.-based diversified asset management firm with more than $150 billion in assets under management (as of March 31, 2011). Through a team of talented investment professionals, the firm manages assets across all major asset classes for a wide range of institutional and individual investors. Delaware Investments is supported by the resources of Macquarie Group, a global provider of asset management, investment, banking, financial and advisory services with approximately US $321 billion in assets under management as of March 31, 2011.

The Investment Management Agreement for each Fund is dated January 4, 2010 and was approved at joint special meetings of shareholders of each Fund on November 12, 2009 and reconvened on March 16, 2010. The Investment Management Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by its Board or by vote of a majority of the outstanding voting securities of each Fund, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the Independent Trustees of the applicable Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Each Agreement is terminable without penalty on 60 days’ notice by the Trustees of the applicable Fund or by the Manager. Each Agreement will terminate automatically in the event of its assignment.

Under the Target Fund’s Investment Management Agreement, the Fund pays the Manager an annual fee of 0.70%, which is calculated daily based on the average weekly net assets of the Fund.  Under the Acquiring Fund’s Investment Management Agreement, the Fund pays the Manager an annual fee of 1.00%, which is calculated daily based on the average weekly net assets of the Fund.  Upon the Closing of the Reorganization, Management has agreed to permanently lower the management fee of the Acquiring Fund from 1.00% to 0.95% should shareholders approve the Reorganization.  The management fee is calculated based on adjusted daily net assets of the Fund.  Adjusted net assets excludes the line of credit liability.

During the fiscal years noted in the table below, the Funds paid the following investment management fees:

Fund	FYE November 30, 2010	FYE November 30, 2009	FYE November 30, 2008
Delaware Investments Global Dividend and Income Fund, Inc.	$313,933	$286,285	$502,602
Delaware Enhanced Global Dividend and Income Fund	$1,975,891	$1,750,236	$2,029,426

Except for those expenses borne by the Manager under the Investment Management Agreements, each Fund is responsible for all of its own expenses. Among others, such expenses include the Funds’ proportionate share of certain administrative expenses; investment management fees; any transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Portfolio Managers

The Funds are served by many of the same portfolio managers.  Each Fund’s portfolio management team includes Babak Zenouzi, Damon J. Andres, Wayne A. Anglace, D. Tysen Nutt, Jr., Thomas H. Chow,  Roger A. Early, Kevin P. Loome, and Edward A. Gray in making day-to-day decisions.  Below is biographical information on these portfolio managers.

Portfolio Managers of both Funds:

Babak “Bob” Zenouzi, Senior Vice President, Chief Investment Officer – Real Estate Securities and Income Solutions (RESIS).  Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA, Vice President, Senior Portfolio Manager.  Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with

Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Wayne A. Anglace, CFA, Vice President, Portfolio Manager, Research Analyst, Convertible Bond Trader. Wayne A. Anglace currently serves as a portfolio manager and trader for the firm’s convertible bond strategies.  He also serves as a research analyst on the firm’s taxable fixed income team with specific responsibilities for the healthcare and deathcare sectors. Prior to joining the firm in March 2007 as a research analyst and trader, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy.  From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex Brown in Baltimore where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999.  Prior to moving to the financial industry, Anglace worked as a professional civil engineer.  He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Thomas H. Chow, CFA, Senior Vice President, Senior Portfolio Manager. Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in investment grade credit exposures.  He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates.  His experience includes significant exposure to asset liability management strategies and credit risk opportunities.  Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001.  Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997.  Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Roger A. Early, CPA, CFA, CFP, Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy.  Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Edward A. “Ned” Gray, CFA, Senior Vice President, Chief Investment Officer — International Value Equity.  Ned Gray joined Delaware Investments in June 2005 in his current position, developing the firm’s International Value Equity team, from Arborway Capital, which he co-founded in January 2005. He previously worked in the investment management business at Thomas Weisel Asset Management, and ValueQuest, which was acquired by TWAM in 2002. At ValueQuest, which he joined in 1987, Gray served as a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University’s Fletcher School of Law and Diplomacy.

Kevin P. Loome, CFA, Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments.  Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007 in his current position, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

D. Tysen Nutt Jr., Senior Vice President, Senior Portfolio Manager, Team Leader.  D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Additionally, Liu-Er Chen and Laura A. Ostrander, whose biographical information is below, provide day-to-day management for the Acquiring Fund.

Portfolio Managers for the Acquiring Fund only:

Liu-Er Chen, CFA, Senior Vice President, Chief Investment Officer – Emerging Markets and Healthcare.  Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for the Delaware Healthcare Fund, which launched in September 2007.  Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager.  He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001.  He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999.  Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998.  Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies.  He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School.  He holds an MBA with a concentration in management from Columbia Business School.

Laura A. Ostrander, Vice President, Senior Portfolio Manager.  Laura A. Ostrander joined Delaware Investments in August 2010 as a senior portfolio manager specializing in emerging markets debt. Before joining the firm, she worked at Columbia Management, serving as lead portfolio manager on the firm’s multi-sector product since 2002, and as co-portfolio manager of the product since 1999. As lead portfolio manager, Ostrander was responsible for the overall asset allocation across U.S. government, emerging market, developed market foreign government, and high yield corporate bonds, and was directly responsible for the investment of assets in the U.S. and foreign sectors of the product. She was head of the Columbia Management international team from 1996 until her departure. Earlier on, Ostrander held portfolio management roles at American Express Financial, American Express Bank, and Offitbank. She has more than 20 years of experience in the financial services industry and more than 10 years of experience managing global fixed income portfolios. She earned her bachelor’s degree in economics from St. John Fisher College.

Target Fund’s day-to-day management team also includes Anthony A. Lombardi, Robert Vogel, Jr., Nikhil G. Lalvani, Kristen F. Bartholdson, and Todd A. Bassion.  Below is biographical information on these portfolio managers.

Portfolio Managers for the Target Fund only:

Kristen E. Bartholdson, Vice President, Senior Portfolio Manager.  Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Todd A. Bassion, CFA, Vice President, Portfolio Manager. Todd A. Bassion joined Delaware Investments in June 2005 as a senior analyst on the firm’s International Value Equity team.  He co-manages the International Value Equity and Global Value funds and takes a lead role in generating and researching new companies for the portfolios.  Bassion previously worked at Arborway Capital, where he was a key part of the team that started at ValueQuest/TA and moved to Thomas Weisel Asset Management with its acquisition of ValueQuest/TA in 2002. Bassion, who joined ValueQuest/TA in 2000, served as a research associate there.  Bassion earned a bachelor’s degree in economics from Colorado College.

Nikhil G. Lalvani, CFA, Vice President, Senior Portfolio Manager.  Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Anthony A. Lombardi, CFA, Vice President, Senior Portfolio Manager.  Anthony A. Lombardi is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2004 in his current role, Lombardi was a director at Merrill Lynch Investment Managers. He joined Merrill Lynch Investment Managers’ Capital Management Group in 1998 and last served as a portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. From 1990 to 1997, he worked at Dean Witter Reynolds as a sell-side equity research analyst. He began his career as an investment analyst with Crossland Savings. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel Jr., CFA, Vice President, Senior Portfolio Manager. Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Delaware Investments in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

Other Accounts Managed.  The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of November 30, 2010, unless otherwise noted.  Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

Name	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance-Based Fees

Damon Andres
Registered Investment	10	$1.3 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	4	$99.2 million	0	$0
Wayne Anglace
Registered Investment	4	$657.3 million	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	14	$30.5 million	0	$0
Thomas Chow
Registered Investment	12	$14.5 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	11	$4.0 billion	0	$0
Roger Early
Registered Investment	18	$17.9 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	43	$6.1 billion	0	$0
Edward Gray
Registered Investment	7	$625.2 million	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	11	$3.5 billion	0	$0
Kevin Loome
Registered Investment	16	$13.1 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	13	$3.4 billion	0	$0
D. Tysen Nutt
Registered Investment	12	$2.6 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	24	$1.6 billion	1	$652.2 million
Babak Zenouzi
Registered Investment	15	$2.1 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	5	$386.4 million	0	$0

Liu-Er Chen
Registered Investment	8	$2.5 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	6	$246.4 million	0	$0
Laura Ostrander*
Registered Investment	1	$7.6 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	6	$418.3 million	0	$0

Kristen Bartholdson
Registered Investment	7	$2.1 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	9	$292 thousand	0	$0
Todd Bassion
Registered Investment	4	$442.8 million	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	8	$1.2 million	0	$0
Nikhil Lalvani
Registered Investment	9	$1.8 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	18	$1.4 billion	1	$652.2 million
Anthony Lombardi
Registered Investment	9	$1.8 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	19	$1.4 billion	1	$652.2 million
Robert Vogel
Registered Investment	9	$1.8 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	22	$1.4 billion	1	$652.2 million

*           Ms. Ostrander was named as a co-manager of the Acquiring Fund on April 5, 2011.  The information provided is as of March 31, 2011.

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ.  For example, an account or fund may be selling a security, while another account or Fund may be purchasing or holding the same security.  As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or Fund.  Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds.  A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund.  The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate.  The Manager has adopted procedures designed to allocate investments fairly across multiple funds or accounts.  A portfolio manager’s management of personal accounts also may present certain conflicts of interest.  While the Manager’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio’s manager’s compensation consists of the following:

Base Salary – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus – (Mr. Nutt, Ms. Bartholdson, Mr. Lalvani, Mr. Lombardi and Mr. Vogel only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one's standing in the Lipper peer groups on a one-year, three-year and five-year basis. Three-year and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Andres and Mr. Zenouzi only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one’s standing in the Lipper peer groups on a one-year, three-year and five-year basis. Three-year and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Bassion and Mr. Gray only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one’s standing in the Lipper peer groups on a one-year, three-year and five-year basis. Three-year and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th  percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Chen only) There is a base bonus that is guaranteed. Any additional bonus over the base bonus is 100% based on subjective factors. After certain performance objectives are reached the bonus pool will increase above the base bonus. The primary objective is the performance of the fund relative to the Emerging Markets Lipper peer group. Performance is measured as the result of one's standing in the Lipper peer group on a one-year, three-year and five-year basis. Three year performance is weighted more heavily and there is no award above the base bonus for performance below the 40th percentile for a given time period. There is a sliding scale for performance achievements above the 40th percentile.

(Mr. Anglace, Mr. Chow, Mr. Early, Mr. Loome and Ms. Ostrander only) Due to transitioning of responsibilities of our fixed income managers over the past year, some of the managers’ bonuses may have been guaranteed for the past year. It is anticipated that going forward an objective component will be added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60%-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th  percentile, but incentives reach maximum potential at the 25th -30th  percentile. There is a sliding scale for investment companies that are ranked above the 50th  percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Incentive Plan/Equity Compensation Plan – Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, and performance awards (collectively, “Awards”) relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan (the “Plan”) established on March 24, 2009. Since the establishment of the Plan, Awards are no longer granted under the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan effective December 26, 2008, which was established in 2001.

The Plan was established in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. Shares issued typically must be held for six months and one day, after which time the stockholder may put them back to the company, subject to any applicable holding requirements. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. The fair market value of shares of common stock underlying Awards granted on or after December 26, 2008 is determined by an independent appraiser utilizing an appraisal valuation methodology in compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder. The fair market value of shares of common stock underlying Awards granted prior to December 26, 2008 is determined by an independent appraiser utilizing a formula-based valuation methodology.

Other Compensation – Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

As of November 30, 2010, the Funds’ portfolio managers owned no shares of the Funds.

Distributions and Taxes

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Distributions and Taxes” section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice.  All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,”  “RIC” or “fund”) under Subchapter M of the Code.  If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•
Distribution Requirement - the Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•
Income Requirement - the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•
Asset Diversification Test - the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements.  See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (the date of enactment of the RIC Mod Act), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.  Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.  However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund.  An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.  Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses.  For taxable years of the Fund beginning after December 22, 2010, the Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of capital gains” below).  A “qualified late year loss” includes:

1.	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and
2.
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses, and losses resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  Special rules apply to a Fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes. For taxable years of the Fund beginning on or before December 22, 2010, the Fund may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year.  If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax.  To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98% (or 98.2% beginning January 1, 2011) of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income.  Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay some excise tax.

Foreign income tax.  Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.  Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund Distributions.  Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income.  The Fund receives ordinary income generally in the form of dividends and/or interest on its investments.  The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits.

Distributions of capital gains.  The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, if the Fund engages in a managed or level dividend policy, the Fund’s investments do not generate sufficient income.

Qualified dividend income for individuals. With respect to taxable years of the Fund beginning before January 1, 2013 (unless such provision is extended or made permanent), ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations.  For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor.  Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Pass-through of foreign tax credits.  If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund.  If this election is made, the Fund may report more taxable income to you than it actually distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).  The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply.  The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund.

U.S. government securities.  Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January.  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Sales and Exchanges of Fund Shares.  Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. Under the Energy Improvement and Extension Act of 2008, the Fund’s Transfer Agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

Wash sales.  All or a portion of any loss that you realize on a sale of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share sale.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Tax Treatment of Portfolio Transactions.  Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the fund to its shareholders.  This section should be read in conjunction with the discussion above under  “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general.  In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a  fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced, for taxable years of the Fund beginning after December 22, 2010, by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.  In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. In addition, if a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs.   A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in non-U.S. REITs.  While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment.  A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Securities lending.  While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.
Investments in convertible securities.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event.  Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt.  Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt.  Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Investments in securities of uncertain tax character.   A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding.  By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Non-U.S. Investors.  Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund.  Exemptions from this U.S. withholding tax are provided for exempt-interest dividends, capital gain dividends paid by the Fund from its net long-term capital gains and, with respect to taxable years of the Fund beginning before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend reported by the Fund to shareholders as paid from its net long-term capital gains, or (ii) with respect to taxable years of the Fund beginning before January 1, 2012 (unless such sunset date is extended or made permanent), a short-term capital gain dividend reported by the Fund to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends.  With respect to taxable years of the Fund beginning before January 1, 2012 (unless such sunset date is extended or made permanent), dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by the Fund to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  For decedents dying during 2010, the U.S. federal estate tax was reinstated retroactively, except where the executor of the estate of a decedent makes an election to opt out of the estate tax and instead be subject to modified carryover basis rules.  For decedents dying after 2010, an individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that generally would be treated as situated outside the United States if held directly by the estate.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2012, unless such provision is extended or made permanent.

Effect of Future Legislation; Local Tax Considerations.   The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Financial Statements and Pro Forma Financial Statements

PricewaterhouseCoopers LLP (“PwC”) audits the annual financial statements of the Funds.  Each Fund’s Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report PwC, the Funds’ independent registered public accounting firm, for the fiscal year ended November 30, 2010 are included in the Funds’ Annual Reports to shareholders.  The financial statements and financial highlights, the notes relating thereto, and the report of PwC are incorporated by reference from each Fund’s annual report into this SAI.

The following pro forma statement of assets and liabilities and pro forma portfolio of investments are calculated as if the Transaction had taken place as of November 30, 2010, and the following pro forma statement of operations is calculated for the twelve months ended November 30, 2010 as if the Transaction had occurred at the beginning of such period.

These unaudited pro forma combining statements should be read in conjunction with the historical financial statements and notes thereto of the Acquiring Fund and the Target Fund, which are incorporated by reference in this Statement of Additional Information.

Delaware Enhanced Global Dividend and Income Fund
Pro Forma Portfolio of Investments(A)
As of November 30, 2010
(Unaudited)									Delaware Enhanced Global Dividend and Income Fund
			Delaware Investments® Global Dividend and Income Fund, Inc.		Delaware Enhanced Global Dividend and Income Fund		Pro Forma Adjustments		Pro Forma Combined
	% of Total Investments (Pro Forma Combined)		Principle Amount°/Number of Shares	Value (U.S. $)	Principle Amount°/Number of Shares	Value (U.S. $)	Principle Amount°/Number of Shares	Value (U.S. $)	Principle Amount°/Number of Shares	Value (U.S. $)

Common Stock	37.92%	❖
Consumer Discretionary	5.16%
*Autoliv			1,700	$124,815	6,100	$447,862		$ -	7,800	$ 572,677
π†=Avado Brands			272	0					272	-
Bayerische Motoren Werke			3,501	263,288	12,442	935,683			15,943	1,198,971
Comcast Class A			15,200	304,000	26,000	520,000			41,200	824,000
†DIRECTV Class A			350	14,536	1,900	78,907			2,250	93,443
Disney (Walt)			0	0	14,400	525,744			14,400	525,744
*Don Quijote			8,200	236,298	29,600	852,978			37,800	1,089,276
Esprit Holdings			19,107	91,968	67,832	326,497			86,939	418,465
Home Depot			0	0	16,400	495,444			16,400	495,444
*KB HOME			0	0	17,000	192,100			17,000	192,100
Lowe's			11,500	261,050	23,600	535,720			35,100	796,770
Mattel			0	0	21,800	563,312			21,800	563,312
McGraw-Hill			0	0	14,000	482,860			14,000	482,860
*PPR			836	132,806	2,979	473,239			3,815	606,045
*Publicis Groupe			2,610	116,614	9,292	415,163			11,902	531,777
Target			0	0	9,300	529,542			9,300	529,542
*Techtronic Industries			237,500	257,767	872,500	946,956			1,110,000	1,204,723
Toyota Motor			8,121	314,811	28,784	1,115,818			36,905	1,430,629
Vivendi			9,946	242,193	35,802	871,807			45,748	1,114,000
*Yue Yuen Industrial Holdings			68,500	247,546	243,000	878,157			311,500	1,125,703
				2,607,692		11,187,789		-	1,840,074	13,795,481
Consumer Staples	3.70%
Archer-Daniels-Midland			9,300	269,607	15,900	460,941			25,200	730,548
Aryzta			5,688	240,932	20,193	855,335			25,881	1,096,267
*Chaoda Modern Agriculture Holdings			280,000	224,771	1,004,000	805,963			1,284,000	1,030,734
Coca-Cola Amatil			17,648	188,214	62,675	668,423			80,323	856,637
CVS Caremark			9,700	300,700	16,100	499,100			25,800	799,800
@Greggs			23,800	162,522	86,683	591,927			110,483	754,449
Kimberly-Clark			4,400	272,316	7,900	488,931			12,300	761,247
Kraft Foods Class A			9,500	287,375	16,800	508,200			26,300	795,575
Metro			3,349	239,926	11,888	851,671			15,237	1,091,597
Parmalat			97,291	242,002	348,409	866,632			445,700	1,108,634
*Safeway			13,100	301,168	24,500	563,255			37,600	864,423
				2,729,533		7,160,378		-		9,889,911
Diversified REITs	0.67%
*DuPont Fabros Technology			500	11,295	0	0			500	11,295
*Digital Realty Trust			0	0	8,100	425,411			8,100	425,411
Duke Realty			0	0	8,600	95,718			8,600	95,718
Entertainment Properties Trust			0	0	8,236	381,327			8,236	381,327
Goodman Group			0	0	247,237	151,491			247,237	151,491
Investors Real Estate Trust			1,900	16,815	10,260	90,801			12,160	107,616
Lexington Realty Trust			3,300	25,905	28,070	220,350			31,370	246,255
Stockland			0	0	70,059	246,121			70,059	246,121
Vornado Realty Trust			1,528	124,654	0	0			1,528	124,654
			0	178,669		1,611,219				1,789,888
Energy	3.49%
Anadarko Petroleum			0	0	7,900	506,864			7,900	506,864
Chevron			3,900	315,783	6,500	526,305			10,400	842,088
CNOOC			111,000	238,891	392,000	843,652			503,000	1,082,543
ConocoPhillips			5,400	324,918	8,700	523,479			14,100	848,397
Devon Energy			0	0	7,700	543,389			7,700	543,389
Exxon Mobil			0	0	8,300	577,348			8,300	577,348
Marathon Oil			8,800	294,536	14,300	478,621			23,100	773,157
National Oilwell Varco			5,400	330,966	9,500	582,255			14,900	913,221
Occidental Petroleum			0	0	6,000	529,020			6,000	529,020
Petroleo Brasiliero ADR			6,000	175,680	21,600	632,448			27,600	808,128
*Total			4,643	225,391	16,528	802,339			21,171	1,027,730
Williams			13,200	301,092	25,600	583,936			38,800	885,028
				2,207,257		7,129,656				9,336,913
Financials	4.75%
Allstate			9,900	288,189	17,000	494,870			26,900	783,059
*AXA			12,152	174,035	29,912	428,386			42,064	602,421
*Banco Santander			21,504	205,010	76,993	734,020			98,497	939,030
Bank of New York Mellon			10,300	277,997	18,500	499,315			28,800	777,312
BB&T			0	0	17,700	410,640			17,700	410,640
Comerica			0	0	12,600	459,774			12,600	459,774
*Fifth Street Finance			2,700	31,131	26,754	308,474			29,454	339,605
JPMorgan Chase			0	0	12,200	456,036			12,200	456,036
Marsh & McLennan			11,900	298,452	21,400	536,712			33,300	835,164
*Mitsubishi UFJ Financial Group			48,339	229,215	165,389	784,244			213,728	1,013,459
Nordea Bank FDR			22,269	221,243	78,385	782,174			100,654	1,003,417
Solar Capital			8,100	190,188	43,539	1,022,295			51,639	1,212,483
Standard Chartered			9,290	250,221	33,719	908,204			43,009	1,158,425
State Street			0	0	12,300	531,360			12,300	531,360
SunTrust Banks			0	0	19,400	453,184			19,400	453,184
Travelers			5,600	302,344	9,600	518,304			15,200	820,648
UniCredit			101,778	196,745	364,400	704,413			466,178	901,158
				2,664,770		10,032,405				12,697,175
Healthcare	3.28%
Abbott Laboratories				0	10,300	479,053				479,053
*†Alliance HealthCare Services			1,923	7,211	6,522	24,458			8,445	31,669
Baxter International			6,300	305,865	9,900	480,645			16,200	786,510
Bristol-Myers Squibb			0	0	19,700	497,228			19,700	497,228
Cardinal Health			8,900	316,661	13,800	491,004			22,700	807,665
Johnson & Johnson			4,800	295,440	8,100	498,555			12,900	793,995
Meda Class A			30,355	227,191	108,017	808,449			138,372	1,035,640
Merck			7,900	272,313	13,600	468,792			21,500	741,105
†Mylan			1	20	1	20			2	40
Novartis			4,498	239,537	15,998	851,957			20,496	1,091,494
Pfizer			18,616	303,255	30,244	492,675			48,860	795,930
Quest Diagnostics			5,900	290,988	9,500	468,540			15,400	759,528
*Sanofi-Aventis			3,467	210,182	12,322	747,004			15,789	957,186
				2,468,663		6,308,380				8,777,043
Healthcare REITs	0.23%
Cogdell Spencer			3,100	17,732	15,000	85,800			18,100	103,532
HCP			3,100	102,083	0	0			3,100	102,083
*Health Care REIT			1,975	91,403	0	0			1,975	91,403
LTC Properties			700	18,893	0	0			700	18,893
Nationwide Health Properties			1,800	64,890	2,800	100,940			4,600	165,830
Omega Healthcare Investors			1,600	33,776	0	0			1,600	33,776
Ventas			1,725	88,441	0	0			1,725	88,441
				417,218		186,740				603,958
Hotel REITs	0.09%
†DiamondRock Hospitality			2,200	23,166	14,282	150,389			16,482	173,555
*Host Hotels & Resorts			3,350	55,208	0	0			3,350	55,208
				78,374		150,389				228,763
Industrial REITs	0.27%
AMB Property			385	11,234	0	0			385	11,234
Cambridge Industrial Trust			0	0	1,170,000	473,951			1,170,000	473,951
DCT Industrial Trust			0	0	16,877	83,372			16,877	83,372
*ING Industrial Fund			0	0	307,371	151,605			307,371	151,605
				11,234		708,928				720,162
Industrials	4.92%
*Alstom			4,600	189,248	16,360	673,064			20,960	862,312
Asahi Glass			20,000	222,396	69,000	767,267			89,000	989,663
Compagnie de Saint-Gobain			4,217	188,594	13,190	589,886			17,407	778,480
†Delta Air Lines			5	68	0	0			5	68
Deutsche Post			13,027	210,457	46,933	758,224			59,960	968,681
Finmeccanica			20,742	234,151	73,715	832,149			94,457	1,066,300
†Flextronics International			1,000	7,250	6,400	46,400			7,400	53,650
Fluor			0	0	9,900	572,517			9,900	572,517
General Electric			0	0	29,700	470,151			29,700	470,151
Honeywell International			0	0	11,800	586,578			11,800	586,578
ITOCHU			27,804	257,507	100,398	929,835			128,202	1,187,342
Koninklijke Philips Electronics			3,623	97,967	12,895	348,685			16,518	446,652
*†Mobile Mini			363	6,559	2,394	43,260			2,757	49,819
Northrop Grumman			4,600	283,728	8,200	505,776			12,800	789,504
π†=PT Holdings			100	1	0	0			100	1
*Pitney Bowes			0	0	19,600	430,024			19,600	430,024
Singapore Airlines			14,550	169,786	55,000	641,803			69,550	811,589
Teleperformance			9,622	286,622	34,196	1,018,636			43,818	1,305,258
Vallourec			2,275	215,493	8,199	776,627			10,474	992,120
*Waste Management			8,100	277,425	14,900	510,325			23,000	787,750
				2,647,252		10,501,207				13,148,459
Information Technology	3.45%
†CGI Group Class A			31,386	492,270	112,398	1,762,891			143,784	2,255,161
HTC			14,700	406,639	50,450	1,395,574			65,150	1,802,213
Intel			12,800	270,336	23,100	487,872			35,900	758,208
International Business Machines			2,200	311,212	3,500	495,110			5,700	806,322
†Motorola			36,400	278,824	60,500	463,430			96,900	742,254
Nokia			18,069	167,108	66,270	612,887			84,339	779,995
*†Sohu.com			4,000	277,720	14,300	992,849			18,300	1,270,569
Xerox			25,700	294,522	45,600	522,576			71,300	817,098
				2,498,631		6,733,189				9,231,820
Mall REITs	0.49%
General Growth Properties			2,600	42,094	12,496	202,310			15,096	244,404
Macerich			889	41,196	0	0			889	41,196
Simon Property Group			1,813	178,581	8,264	814,004			10,077	992,585
Taubman Centers			400	19,412	0	0			400	19,412
				281,283		1,016,314				1,297,597
Manufactured Housing REIT	0.05%
Equity Lifestyle Properties			0	0	2,300	123,924			2,300	123,924
				0		123,924				123,924
Materials	1.98%
*ArcelorMittal			3,917	123,477	13,998	441,262			17,915	564,739
Dow Chemical			0	0	16,200	505,116			16,200	505,116
duPont (E.I.) deNemours			6,400	300,735	11,800	554,482			18,200	855,217
*Lafarge			3,249	176,850	11,707	637,236			14,956	814,086
*Nucor			0	0	12,500	471,750			12,500	471,750
Rexam			46,689	219,071	167,200	784,523			213,889	1,003,594
*Vale ADR			7,300	231,264	26,400	836,352			33,700	1,067,616
				1,051,397		4,230,721				5,282,118
Mortgage REITs	0.08%
Chimera Investment			4,900	19,600	12,100	48,400			17,000	68,000
Cypress Sharpridge Investments			3,000	40,950	8,200	111,930			11,200	152,880
				60,550		160,330				220,880
Multifamily REITs	0.17%
Apartment Investment & Management			1,732	41,776	0	0			1,732	41,776
Associated Estates Realty			1,300	19,435	0	0			1,300	19,435
BRE Properties			1,000	43,070	0	0			1,000	43,070
*Camden Property Trust			640	32,685	3,900	199,173			4,540	231,858
†Campus Crest Communities			5,500	69,355	0	0			5,500	69,355
Equity Residential			1,200	59,976	0	0			1,200	59,976
				266,297		199,173				465,470
Office REITs	0.36%
Boston Properties			800	67,040	0	0			800	67,040
Brandywine Realty Trust			2,300	25,438	0	0			2,300	25,438
Government Properties Income Trust			900	23,085	3,852	98,804			4,752	121,889
*Highwoods Properties			700	21,357	0	0			700	21,357
Mack-Cali Realty			3,200	101,600	8,300	263,525			11,500	365,125
Orix JREIT			0	0	17	94,564			17	94,564
*Parkway Properties			0	0	3,500	55,615			3,500	55,615
SL Green Realty			0	0	3,300	215,820			3,300	215,820
				238,520		728,328				966,848
Real Estate Management & Development	0.24%
Mitsubishi Estate			0	0	10,549	177,814			10,549	177,814
Renhe Commercial Holdings			0	0	264,000	47,794			264,000	47,794
*Starwood Property Trust			3,200	63,872	17,700	353,292			20,900	417,164
				63,872		578,900				642,772
Self-Storage REIT	0.04%
Public Storage			1,150	111,090	0	0			1,150	111,090
				111,090		0				111,090
Shopping Center REITs	0.56%
Charter Hall Retail REIT			0	0	71,117	194,365			71,117	194,365
Corio			0	0	2,648	152,480			2,648	152,480
*Federal Realty Investment Trust			100	7,739	0	0			100	7,739
Kimco Realty			4,700	78,302	8,157	135,896			12,857	214,198
*Link REIT			0	0	33,000	103,296			33,000	103,296
Ramco-Gershenson Properties Trust			2,300	26,450	13,783	158,505			16,083	184,955
*Regency Centers			0	0	3,900	158,808			3,900	158,808
*Unibail-Rodamco			0	0	1,399	242,947			1,399	242,947
*Weingarten Realty Investors			700	16,590	0	0			700	16,590
Westfield Group			0	0	16,989	197,501			16,989	197,501
=Westfield Retail Trust - Placement Shares			0	0	4,123	10,866			4,123	10,866
				129,081		1,354,664				1,483,745
Single Tenant REIT	0.10%
*National Retail Properties			1,200	31,212	9,337	242,855			10,537	274,067
				31,212		242,855				274,067
Specialty REITs	0.08%
*Digital Realty Trust			1,400	73,528	0	0			1,400	73,528
Entertainment Properties Trust			500	23,150	0	0			500	23,150
Liberty Property Trust			600	18,804	0	0			600	18,804
*Plum Creek Timber			1,520	54,781	0	0			1,520	54,781
Potlatch			1,730	54,806	0	0			1,730	54,806
				225,069		0				225,069
Telecommunications	2.03%
AT&T			10,700	297,353	18,500	514,115			29,200	811,468
=†Century Communications			125,000	0	0	0			125,000	-
Chunghwa Telecom ADR			4,879	117,633	17,301	417,127			22,180	534,760
*France Telecom ADR			900	18,369	0	0			900	18,369
Frontier Communications			15,000	136,500	65,000	591,500			80,000	728,000
†GeoEye			100	3,986	500	19,930			600	23,916
Telefonica			10,815	229,703	38,494	817,584			49,309	1,047,287
*TELUS			4,034	183,131	14,317	649,949			18,351	833,080
Verizon Communications			9,100	291,291	16,500	528,165			25,600	819,456
Vodafone Group			53,553	133,592	191,777	478,404			245,330	611,996
				1,411,558		4,016,774				5,428,332
Utilities	1.72%
American Electric Power			0	0	13,300	473,480			13,300	473,480
American Water Works			800	19,608	0	0			800	19,608
Duke Energy			0	0	29,100	510,705			29,100	510,705
Edison International			8,100	299,213	14,400	531,936			22,500	831,149
†Mirant			53	526	0	0			53	526
National Grid			22,433	198,105	80,917	714,574			103,350	912,679
NorthWestern			700	20,167	3,800	109,478			4,500	129,645
Progress Energy			6,300	275,247	11,400	498,066			17,700	773,313
Public Service Enterprise Group			0	0	14,700	453,201			14,700	453,201
Sempra Energy			0	0	10,000	500,900			10,000	500,900
				812,866		3,792,340		-		4,605,206
Total Common Stock				23,192,088		78,154,603		-		101,346,691

Convertible Preferred Stock	1.00%
Automobiles & Automotive Parts	0.00%
*General Motors 4.75% exercise price $39.60, expiration date 12/1/13			0	0	186	9,430			186	9,430
				0		9,430				9,430
Banking, Finance & Insurance	0.21%
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49			3,400	187,638	2,400	132,450			5,800	320,088
Citigroup 7.50% exercise price $3.94, expiration date 12/15/12			400	50,000	1,400	175,000			1,800	225,000
@†Fannie Mae 8.75% exercise price $32.45, expiration date 5/13/11			1,500	675	20,000	9,000			21,500	9,675
				238,313		316,450				554,763
Consumer Discretionary	0.00%
*†General Motors 4.75% exercise price $39.60, expiration date 12/1/13			46	2,332		0			46	2,332
				2,332		0				2,332
Energy	0.29%
*Apache 6.00% exercise price $109.12, expiration 8/1/13			600	36,390	2,200	133,430			2,800	169,820
El Paso Energy Capital Trust I 4.75% exercise price $41.59, expiration date 3/31/28			1,950	76,343	4,440	439,294			6,390	515,637
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49			895	88,551	0	0			895	88,551
				201,284		572,724				774,008
Healthcare & Pharmaceuticals	0.13%
Healthsouth 6.50% exercise price $30.50, expiration date 12/31/49			80	72,520	310	281,015			390	353,535
				72,520		281,015				353,535
Telecommunications	0.37%
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17			120	105,000	1,000	875,000			1,120	980,000
				105,000		875,000				980,000
Total Convertible Preferred Stock				619,449		2,054,619				2,674,068

Agency Collateralized Mortgage Obligations	0.17%
Fannie Mae REMICs		USD
Series 2001-50 BA 7.00% 10/25/41			0	0	144,532	162,500			144,532	162,500
Series 2003-122 4.50% 2/25/28			0	0	78,368	81,286			78,368	81,286
Freddie Mac REMICs
Series 2557 WE 5.00% 1/15/18			0	0	60,000	65,708			60,000	65,708
Series 3131 MC 5.50% 4/15/33			0	0	40,000	44,153			40,000	44,153
Series 3173 PE 6.00% 4/15/35			0	0	65,000	73,045			65,000	73,045
Series 3337 PB 5.50% 7/15/30			0	0	25,000	25,889			25,000	25,889
Total Agency Collateralized Mortgage Obligations				0		452,581				452,581

Agency Mortgage-Backed Securities	1.16%
•Fannie Mae ARM
5.066% 3/1/38			0	0	33,942	35,923			33,942	35,923
5.131% 11/1/35			0	0	21,281	22,569			21,281	22,569
5.318% 4/1/36			0	0	74,391	79,797			74,391	79,797
6.002% 10/1/36			0	0	18,921	19,994			18,921	19,994
6.022% 10/1/36			0	0	10,414	11,022			10,414	11,022
6.272% 4/1/36			0	0	19,315	20,322			19,315	20,322
Fannie Mae S.F. 15 yr 5.50% 1/1/23			0	0	48,248	52,453			48,248	52,453
Fannie Mae S.F. 15 yr TBA 4.00% 12/1/25			0	0	500,000	520,000			500,000	520,000
Fannie Mae S.F. 30 yr
5.00% 12/1/36			0	0	170,360	181,207			170,360	181,207
5.00% 12/1/37			0	0	21,171	22,473			21,171	22,473
5.00% 2/1/38			0	0	16,480	17,489			16,480	17,489
6.50% 6/1/36			0	0	33,259	37,212			33,259	37,212
6.50% 10/1/36			0	0	26,436	29,555			26,436	29,555
6.50% 12/1/37			0	0	39,334	44,403			39,334	44,403
Freddie Mac 6.00% 1/1/17			0	0	50,814	54,625			50,814	54,625
•Freddie Mac ARM			0	0
5.681% 7/1/36					16,478	17,316			16,478	17,316
5.789% 10/1/36			0	0	41,723	44,594			41,723	44,594
Freddie Mac S.F. 15 yr
5.00% 6/1/18			0	0	18,956	20,264			18,956	20,264
5.00% 12/1/22			0	0	109,300	116,613			109,300	116,613
Freddie Mac S.F. 30 yr
5.00% 1/1/34			0	0	875,089	930,127			875,089	930,127
7.00% 11/1/33			0	0	50,476	58,223			50,476	58,223
9.00% 9/1/30			0	0	54,344	65,005			54,344	65,005
GNMA I S.F. 30 yr
7.50% 12/15/23			0	0	104,082	121,041			104,082	121,041
7.50% 1/15/32			0	0	79,033	91,573			79,033	91,573
9.50% 9/15/17			0	0	74,207	85,408			74,207	85,408
12.00% 5/15/15			0	0	43,315	49,582			43,315	49,582
GNMA II S.F. 30 yr
6.00% 11/20/28			0	0	90,526	99,987			90,526	99,987
6.50% 2/20/30			0	0	218,528	250,038			218,528	250,038
Total Agency Mortgage-Backed Securities				0		3,098,815				3,098,815

Commercial Mortgage-Backed Securities	1.11%
#American Tower Trust 144A Series 2007-1A AFX 5.42% 4/15/37			0	0	75,000	81,998			75,000	81,998
Bank of America Commercial Mortgage Securities
•Series 2004-3 A5 5.595% 6/10/39			0	0	50,000	53,923			50,000	53,923
Series 2004-5 A3 4.561% 11/10/41			0	0	475,000	483,520			475,000	483,520
Series 2005-1 A3 4.877% 11/10/42			0	0	47,803	47,984			47,803	47,984
•Series 2005-6 A4 5.369% 9/10/47			0	0	180,000	197,102			180,000	197,102
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40			0	0	100,000	108,541			100,000	108,541
•Series 2005-T20 A4A 5.298% 10/12/42			0	0	230,000	250,874			230,000	250,874
•Series 2006-PW12 A4 5.906% 9/11/38			0	0	25,000	27,526			25,000	27,526
•Series 2006-PW14 A4 5.405% 12/11/38			0	0	60,000	63,535			60,000	63,535
Series 2007-PW15 A4 5.331% 2/11/44			0	0	75,000	78,189			75,000	78,189
◆•Commercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44			0	0	95,000	102,461			95,000	102,461
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38			0	0	60,000	64,839			60,000	64,839
Series 2005-GG4 A4A 4.751% 7/10/39			0	0	420,000	448,160			420,000	448,160
•Series 2006-GG6 A4 5.553% 4/10/38			0	0	60,000	64,137			60,000	64,137
•Greenwich Capital Commercial Funding Series 2004-GG1 A7 5.317% 6/10/36			0	0	25,000	27,165			25,000	27,165
•JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP3 A4A 4.936% 8/15/42			0	0	35,000	37,580			35,000	37,580
•LB-UBS Commercial Mortgage Trust Series 2004-C4 A4 5.433% 6/15/29			0	0	475,000	506,279			475,000	506,279
•Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-7 A4 5.81% 6/12/50			0	0	150,000	154,149			150,000	154,149
•Morgan Stanley Capital I Series 2007-T27 A4 5.802% 6/11/42			0	0	160,000	174,775			160,000	174,775
Total Commercial Mortgage-Backed Securities				0		2,972,737				2,972,737

Convertible Bonds	8.73%
Aerospace & Defense	0.20%
AAR
1.75% exercise price $29.43, expiration date 1/1/26			28,000	29,470	392,000	412,580			420,000	442,050
#144A 1.75% exercise price $29.43, expiration date 1/1/26			90,000	94,725	0	0			90,000	94,725
				124,195		412,580				536,775
Auto Parts & Equipment	0.04%
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27			95,000	95,831	0	0			95,000	95,831
				95,831		0				95,831
Automobiles & Automotive Parts	0.14%
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27			0	0	380,000	383,325			380,000	383,325
				0		383,325				383,325
Banking, Finance & Insurance	0.43%
Jefferies Group 3.875% exercise price $38.72, expiration date 11/1/29			62,000	63,705	615,000	631,912			677,000	695,617
#SVB Financial Group 144A 3.875% exercise price $53.04, expiration date 4/15/11			87,000	89,719	351,000	361,969			438,000	451,688
				153,424		993,881				1,147,305
Basic Materials	0.89%
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15			140,000	137,550	525,000	515,813			665,000	653,363
Rayonier TRS Holdings 3.75% exercise price $54.81, expiration date 10/15/12			135,000	147,825	910,000	996,450			1,045,000	1,144,275
#Sino-Forest 144A 5.00% exercise price $20.29, expiration date 8/1/13			95,000	118,869	360,000	450,450			455,000	569,319
				404,244		1,962,713				2,366,957
Cable, Media & Publishing	0.35%
ΦGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29			49,000	56,166	196,000	224,665			245,000	280,831
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37			95,000	108,419	480,000	547,800			575,000	656,219
				164,585		772,465				937,050
Computers & Technology	1.63%
Advanced Micro Devices
*6.00% exercise price $28.08, expiration date 5/1/15			33,000	33,206	321,000	323,006			354,000	356,212
#144A 6.00% exercise price $28.08, expiration date 5/1/15			31,000	31,194	0	0			31,000	31,194
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25			165,000	162,937	900,000	888,750			1,065,000	1,051,687
Hutchinson Technology 3.25% exercise price $36.43, expiration date 1/15/26			60,000	42,300	0	0			60,000	42,300
Intel 3.25% exercise price $22.68, expiration date 8/1/39			51,000	62,284	338,000	412,783			389,000	475,067
Linear Technology 3.125% exercise price $45.36, expiration date 5/1/27			175,000	181,999	670,000	696,800			845,000	878,799
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/15/27			159,000	141,908	0	0			159,000	141,908
#Rovi 144A 2.625% exercise price $47.36, expiration date 2/15/40			105,000	139,781	385,000	512,531			490,000	652,312
SanDisk 1.00% exercise price $82.35, expiration date 5/15/13			65,000	61,181	695,000	654,169			760,000	715,350
				856,790		3,488,039				4,344,829
Energy	0.54%
Chesapeake Energy 2.25% exercise price $85.89, expiration date 12/15/38			90,000	68,175	750,000	568,124			840,000	636,299
*Peabody Energy 4.75% exercise price $58.40, expiration date 12/15/41			20,000	25,075	245,000	307,169			265,000	332,244
Transocean
*1.50% exercise price $168.61, expiration date 12/15/37			0	0	414,000	400,168			414,000	400,168
1.625% exercise price $168.61, expiration date 12/15/37			55,000	54,588	10,000	9,925			65,000	64,513
				147,838		1,285,386				1,433,224
Healthcare & Pharmaceuticals	1.40%
Alere 3.00% exercise price $43.98, expiration date 5/15/16			85,000	84,256	613,000	607,636			698,000	691,892
Amgen
0.375% exercise price $79.48, expiration date 2/1/13			110,000	110,138	510,000	510,638			620,000	620,776
#144A 0.375% exercise price $79.48, expiration date 2/1/13			60,000	60,075	0	0			60,000	60,075
ΦHologic 2.00% exercise price $38.59, expiration date 12/15/37			105,000	97,913	910,000	848,575			1,015,000	946,488
LifePoint Hospitals 3.50% exercise price $51.79, expiration date 5/14/14			112,000	113,259	675,000	682,594			787,000	795,853
Medtronic 1.625% exercise price $54.79, expiration date 4/15/13			110,000	110,687	525,000	528,281			635,000	638,968
				576,328		3,177,724				3,754,052
Leisure, Lodging & Entertainment	0.73%
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 10/1/14			65,000	92,382	310,000	440,588			375,000	532,970
International Game Technology 3.25% exercise price $19.97, expiration date 5/1/14			65,000	71,256	540,000	591,975			605,000	663,231
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/15/27			0	0	837,000	747,022			837,000	747,022
				163,638		1,779,585				1,943,223
Real Estate	0.41%
#Digital Realty Trust 144A 5.50% exercise price $42.49, expiration date 4/15/29			40,000	54,575	380,000	518,462			420,000	573,037
Health Care REIT 3.00% exercise price $51.27, expiration date 12/1/29			0	0	190,000	205,438			190,000	205,438
#Lexington Realty Trust 144A 6.00% exercise price $7.09, expiration date 1/15/30			52,000	63,245	206,000	250,548			258,000	313,793
				117,820		974,448				1,092,268
Retail	0.02%
Pantry 3.00% exercise price $50.09, expiration date 11/15/12			65,000	63,538	0	0			65,000	63,538
				63,538		0				63,538
Telecommunications	1.49%
Alaska Communications System Group 5.75% exercise price $12.90, expiration date 3/1/13			105,000	109,199	795,000	826,800			900,000	935,999
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18			58,000	59,088	229,000	233,294			287,000	292,382
*Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14			101,000	91,658	970,000	880,274			1,071,000	971,932
Level 3 Communications
5.25% exercise price $3.98, expiration date 12/15/11			35,000	35,175	135,000	135,675			170,000	170,850
*6.50% exercise price $1.24, expiration date 10/1/16			50,000	54,813	200,000	219,250			250,000	274,063
NII Holdings 3.125% exercise price $118.32, expiration date 6/15/12			155,000	151,318	700,000	683,375			855,000	834,693
SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14			65,000	94,331	285,000	413,606			350,000	507,937
				595,582		3,392,274				3,987,856
Transportation	0.42%
Bristow Group 3.00% exercise price $77.34, expiration date 6/15/38			78,000	77,123	317,000	313,434			395,000	390,557
DryShips 5.00% exercise price $7.19 expiration date 12/1/14			155,000	154,805	570,000	569,287			725,000	724,092
				231,928		882,721				1,114,649
Utilities	0.05%
Dominion Resources 2.125% exercise price $35.20, expiration date 12/15/23			110,000	130,488	0	0			110,000	130,488
				130,488		0				130,488
Total Convertible Bonds				3,826,229		19,505,141				23,331,370

Corporate Bonds	29.04%
Banking	0.94%
*Ally Financial 8.00% 12/31/18			0	0	231,000	235,620			231,000	235,620
Bank of America
*3.70% 9/1/15			0	0	20,000	19,767			20,000	19,767
5.625% 7/1/20			0	0	5,000	5,036			5,000	5,036
City National 5.25% 9/15/20			0	0	15,000	15,207			15,000	15,207
Fifth Third Capital Trust IV 6.50% 4/15/37			45,000	42,188	185,000	173,437			230,000	215,625
*Goldman Sachs Group
*3.70% 8/1/15			0	0	5,000	5,113			5,000	5,113
5.375% 3/15/20			0	0	40,000	41,127			40,000	41,127
*GMAC 8.00% 12/31/18			45,000	45,900	0	0			45,000	45,900
#HBOS Capital Funding 144A 6.071% 6/29/49			55,000	48,537	225,000	198,562			280,000	247,099
JPMorgan Chase 4.40% 7/22/20			0	0	45,000	44,506			45,000	44,506
JPMorgan Chase Capital XXV 6.80% 10/1/37			0	0	55,000	55,135			55,000	55,135
#Morgan Stanley 144A 10.09% 5/3/17			0	0	2,000,000	1,148,105			2,000,000	1,148,105
PNC Funding
5.125% 2/8/20			0	0	30,000	32,101			30,000	32,101
5.25% 11/15/15			0	0	60,000	65,748			60,000	65,748
5.625% 2/1/17			0	0	35,000	38,029			35,000	38,029
Rabobank Nederland
2.125% 10/13/15			0	0	5,000	4,936			5,000	4,936
•#144A 11.00% 12/29/49			0	0	90,000	117,572			90,000	117,572
SVB Financial Group 5.375% 9/15/20			0	0	25,000	25,017			25,000	25,017
•USB Capital IX 6.189% 10/29/49			0	0	80,000	63,200			80,000	63,200
Wachovia 5.625% 10/15/16			0	0	55,000	61,736			55,000	61,736
•Wells Fargo Capital XIII 7.70% 12/29/49			0	0	5,000	5,188			5,000	5,188
Zions Bancorp 5.65% 5/15/14			0	0	18,000	17,609			18,000	17,609
				136,625		2,372,751				2,509,376
Basic Industry	2.46%
AK Steel 7.625% 5/15/20			35,000	35,088	246,000	246,615			281,000	281,703
Alcoa 6.15% 8/15/20			0	0	13,000	13,464			13,000	13,464
#Algoma Acquisition 144A 9.875% 6/15/15			55,000	49,156	248,000	221,650			303,000	270,806
*#Appleton Papers 144A 10.50% 6/15/15			35,000	34,475	188,000	185,180			223,000	219,655
ArcelorMittal 9.85% 6/1/19			72,000	91,285	20,000	25,357			92,000	116,642
Century Aluminum 8.00% 5/15/14			35,300	36,844	177,100	184,848			212,400	221,692
Cliffs Natural Resources
4.80% 10/1/20			0	0	5,000	5,002			5,000	5,002
6.25% 10/1/40			0	0	15,000	14,364			15,000	14,364
Dow Chemical
4.25% 11/15/20			0	0	5,000	4,897			5,000	4,897
8.55% 5/15/19			0	0	30,000	37,941			30,000	37,941
#Drummond 144A 9.00% 10/15/14			40,000	42,400	206,000	218,360			246,000	260,760
duPont (E.I.) deNemours 3.625% 1/15/21			0	0	15,000	15,025			15,000	15,025
#FMG Resources August 2006 144A 7.00% 11/1/15			45,000	45,788	290,000	295,075			335,000	340,863
#Georgia-Pacific 144A 5.40% 11/1/20			0	0	10,000	9,913			10,000	9,913
#Hexion US Finance 144A 9.00% 11/15/20			35,000	34,825	222,000	220,890			257,000	255,715
*#Huntsman International 144A 8.625% 3/15/21			20,000	21,300	84,000	89,460			104,000	110,760
*International Coal Group 9.125% 4/1/18			40,000	43,400	189,000	205,065			229,000	248,465
International Paper 9.375% 5/15/19			0	0	50,000	65,389			50,000	65,389
Lyondell Chemical 11.00% 5/1/18			0	0	325,000	363,187			325,000	363,187
#MacDermid 144A 9.50% 4/15/17			63,000	66,307	288,000	303,120			351,000	369,427
Millar Western Forest Products 7.75% 11/15/13			45,000	42,525	198,000	187,110			243,000	229,635
Momentive Performance Materials
11.50% 12/1/16			40,000	42,200	291,000	307,004			331,000	349,204
#144A 9.00% 1/15/21			25,000	24,938	171,000	170,573			196,000	195,511
#Murray Energy 144A 10.25% 10/15/15			40,000	41,000	0	0			40,000	41,000
*Nalco 8.875% 11/15/13			50,000	51,125	0	0			50,000	51,125
•Noranda Aluminum Acquisition PIK 5.193% 5/15/15			45,052	40,096	242,280	215,629			287,332	255,725
Novelis
7.25% 2/15/15			20,000	20,675	60,000	62,025			80,000	82,700
11.50% 2/15/15			0	0	88,000	108,240			88,000	108,240
*#PE Paper Escrow GmbH 144A 12.00% 8/1/14			0	0	120,000	138,208			120,000	138,208
=@Port Townsend 7.32% 8/27/12			29,312	21,251					29,312	21,251
Reliance Steel & Aluminum 6.85% 11/15/36			0	0	24,000	22,951			24,000	22,951
Ryerson
•7.662% 11/1/14			25,000	23,438	141,000	132,188			166,000	155,626
12.00% 11/1/15			35,000	36,094	166,000	171,188			201,000	207,282
*#Steel Dynamics 144A 7.625% 3/15/20			30,000	32,250	168,000	180,600			198,000	212,850
Teck Resources 9.75% 5/15/14			0	0	13,000	16,063			13,000	16,063
@Vale Overseas 6.875% 11/21/36			0	0	979,000	1,088,720			979,000	1,088,720
*Verso Paper Holdings 11.375% 8/1/16			35,000	34,344	155,000	152,094			190,000	186,438
				910,804		5,677,395				6,588,199
Brokerage	0.32%
E Trade Financial PIK 12.50% 11/30/17			76,000	87,970	566,000	655,145			642,000	743,115
Jefferies Group
6.25% 1/15/36			0	0	5,000	4,545			5,000	4,545
6.45% 6/8/27			0	0	60,000	58,021			60,000	58,021
Lazard Group
6.85% 6/15/17			0	0	30,000	31,901			30,000	31,901
7.125% 5/15/15			0	0	4,000	4,404			4,000	4,404
				87,970		754,016				841,986
Capital Goods	1.58%
Alion Science & Technology PIK 12.00% 11/1/14			0	0	146,702	149,636			146,702	149,636
#Associated Materials 144A 9.125% 11/1/17			35,000	35,788	150,000	153,375			185,000	189,163
#Berry Plastics 144A 9.75% 1/15/21			40,000	38,500	267,000	256,988			307,000	295,488
*#Cemex Espana Luxembourg 144A 9.25% 5/12/20			0	0	279,000	266,445			279,000	266,445
#DAE Aviation Holdings 144A 11.25% 8/1/15			40,000	41,600	184,000	191,360			224,000	232,960
#Graham Packaging/GPC Capital I 144A 8.25% 10/1/18			40,000	40,800	185,000	188,700			225,000	229,500
Intertape Polymer 8.50% 8/1/14			26,000	21,840	134,000	112,560			160,000	134,400
L-3 Communications 4.75% 7/15/20			0	0	15,000	15,538			15,000	15,538
*Manitowoc 9.50% 2/15/18			40,000	43,000	215,000	231,125			255,000	274,125
*#Nortek 144A 10.00% 12/1/18			0	0	150,000	150,750			150,000	150,750
*NXP BV/Funding 9.50% 10/15/15			75,000	77,062	265,000	272,288			340,000	349,350
#Plastipak Holdings 144A 10.625% 8/15/19			10,000	11,150	136,000	151,640			146,000	162,790
Ply Gem Industries 13.125% 7/15/14			45,000	47,475	230,000	242,650			275,000	290,125
#Polypore International 144A 7.50% 11/15/17			45,000	45,788	245,000	249,288			290,000	295,076
Pregis 12.375% 10/15/13			53,000	53,000	254,000	254,000			307,000	307,000
*RBS Global/Rexnord 11.75% 8/1/16			40,000	42,400	302,000	320,119			342,000	362,519
Susser Holdings/Finance 8.50% 5/15/16			35,000	37,275	174,000	185,310			209,000	222,585
#Trimas 144A 9.75% 12/15/17			30,000	32,250	180,000	193,500			210,000	225,750
#USG 144A 9.75% 8/1/14			10,000	10,550	63,000	66,465			73,000	77,015
				578,478		3,651,737				4,230,215
Consumer Cyclical	2.30%
*#Allison Transmission 144A 11.00% 11/1/15			40,000	43,500	246,000	267,525			286,000	311,025
American Axle & Manufacturing 7.875% 3/1/17			45,000	44,775	395,000	393,025			440,000	437,800
ArvinMeritor
8.125% 9/15/15			35,000	35,963	246,000	252,765			281,000	288,728
10.625% 3/15/18			30,000	33,825	119,000	134,173			149,000	167,998
Beazer Homes USA
8.125% 6/15/16			30,000	29,100	176,000	170,720			206,000	199,820
*9.125% 6/15/18			15,000	14,475	65,000	62,725			80,000	77,200
#144A 9.125% 5/15/19			20,000	18,900	190,000	179,550			210,000	198,450
Burlington Coat Factory Investment Holdings 14.50% 10/15/14			75,000	78,374	336,000	351,120			411,000	429,494
*#CKE Restaurants 144A 11.375% 7/15/18			40,000	42,800	171,000	182,970			211,000	225,770
◆#CVS Pass-Through Trust 144A 8.353% 7/10/31					78,191	96,694			78,191	96,694
Dave & Buster's 11.00% 6/1/18			35,000	37,975	145,000	157,325			180,000	195,300
*#Dunkin Finance 144A 9.625% 12/1/18			40,000	40,450	262,000	264,948			302,000	305,398
Express/Finance 8.75% 3/1/18			25,000	26,625	93,000	99,045			118,000	125,670
*Ford Motor 7.45% 7/16/31			65,000	70,200	385,000	415,800			450,000	486,000
Ford Motor Credit 12.00% 5/15/15			50,000	61,994	195,000	241,776			245,000	303,770
*Goodyear Tire & Rubber					0	0
8.25% 8/15/20			20,000	20,200	90,000	90,900			110,000	111,100
10.50% 5/15/16			10,000	11,000	0	0			10,000	11,000
Interface
9.50% 2/1/14			4,000	4,130	20,000	20,650			24,000	24,780
11.375% 11/1/13			10,000	12,325	52,000	64,090			62,000	76,415
#144A 7.625% 12/1/18			30,000	30,750	175,000	179,375			205,000	210,125
K Hovnanian Enterprises
6.25% 1/15/15			35,000	25,813	148,000	109,150			183,000	134,963
7.50% 5/15/16			15,000	10,200	97,000	65,960			112,000	76,160
Landry's Restaurants 11.625% 12/1/15			15,000	15,975	94,000	100,110			109,000	116,085
#M/I Homes 144A 8.625% 11/15/18			65,000	65,081	421,000	421,525			486,000	486,606
Norcraft Finance 10.50% 12/15/15			30,000	31,950	151,000	160,815			181,000	192,765
Norcraft Holdings/Capital 9.75% 9/1/12			29,000	28,928	140,000	139,650			169,000	168,578
*OSI Restaurant Partners 10.00% 6/15/15			42,000	43,470	189,000	195,615			231,000	239,085
#Pinafore 144A 9.00% 10/1/18			45,000	47,700	0	0			45,000	47,700
Quiksilver 6.875% 4/15/15			0	0	250,000	238,750			250,000	238,750
#Sealy Mattress 144A 10.875% 4/15/16			10,000	11,350	0	0			10,000	11,350
*Standard Pacific 10.75% 9/15/16			15,000	17,175	119,000	136,255			134,000	153,430
				955,003		5,193,006				6,148,009
Consumer Non-Cyclical	2.21%
#Accellent 144A 10.00% 11/1/17			25,000	23,438	0	0			25,000	23,438
Alere 9.00% 5/15/16			25,000	25,625	201,000	206,025			226,000	231,650
Alliance One International 10.00% 7/15/16			30,000	31,500	265,000	278,250			295,000	309,750
Anheuser-Busch InBev Worldwide
*5.00% 4/15/20			0	0	5,000	5,475			5,000	5,475
#144A 5.375% 11/15/14			0	0	45,000	50,366			45,000	50,366
Baxter International 4.50% 8/15/19			0	0	35,000	38,111			35,000	38,111
BioScrip 10.25% 10/1/15			33,000	33,949	0	0			33,000	33,949
#Brambles USA 144A
3.95% 4/1/15			0	0	10,000	10,368			10,000	10,368
5.35% 4/1/20			0	0	20,000	21,103			20,000	21,103
Celgene 3.95% 10/15/20			0	0	15,000	14,920			15,000	14,920
Cott Beverages 8.375% 11/15/17			25,000	26,688	132,000	140,910			157,000	167,598
Covidien International Finance 4.20% 6/15/20			0	0	20,000	20,846			20,000	20,846
*Dean Foods 7.00% 6/1/16			40,000	36,900	364,000	335,790			404,000	372,690
#Delhaize Group 144A 5.70% 10/1/40			0	0	17,000	16,818			17,000	16,818
Diversey Holdings 10.50% 5/15/20			73,000	84,223	337,643	389,556			410,643	473,779
#DJO Finance 144A 9.75% 10/15/17			50,000	50,374	0	0			50,000	50,374
Dole Food 13.875% 3/15/14			0	0	91,000	110,793			91,000	110,793
#Icon Health & Fitness 144A 11.875% 10/15/16			25,000	24,938	0	0			25,000	24,938
Iron Mountain 8.375% 8/15/21			0	0	140,000	154,000			140,000	154,000
Kraft Foods 5.375% 2/10/20			0	0	10,000	11,158			10,000	11,158
#Lantheus Medical Imaging 144A 9.75% 5/15/17			25,000	26,000	201,000	209,040			226,000	235,040
LVB Acquisition 11.625% 10/15/17			35,000	38,763	194,000	214,855			229,000	253,618
Medco Health Solutions
4.125% 9/15/20			0	0	20,000	20,079			20,000	20,079
7.125% 3/15/18			0	0	10,000	12,186			10,000	12,186
#Mylan 144A 6.00% 11/15/18			0	0	250,000	244,375			250,000	244,375
#NBTY 144A 9.00% 10/1/18			55,000	58,025	263,000	277,465			318,000	335,490
#Novasep Holding 144A 9.75% 12/15/16			0	0	170,000	116,450			170,000	116,450
Pfizer 6.20% 3/15/19			0	0	15,000	18,257			15,000	18,257
#PHH 144A 9.25% 3/1/16			0	0	186,000	191,580			186,000	191,580
*Pinnacle Foods Finance 10.625% 4/1/17			40,000	42,750	180,000	192,375			220,000	235,125
#Quintiles Transnational PIK 144A 9.50% 12/30/14			0	0	106,000	107,855			106,000	107,855
#Reynolds Group Issuer 144A 9.00% 4/15/19			0	0	180,000	184,050			180,000	184,050
#ServiceMaster PIK 144A 10.75% 7/15/15			0	0	189,000	203,648			189,000	203,648
*Smithfield Foods 7.75% 7/1/17			30,000	30,450	154,000	156,310			184,000	186,760
*Supervalue 8.00% 5/1/16			25,000	24,688	255,000	251,813			280,000	276,501
Tops Markets 10.125% 10/15/15			20,000	21,400	131,000	140,170			151,000	161,570
#Viking Acquisition 144A 9.25% 11/1/18			45,000	45,112	290,000	290,725			335,000	335,837
#Viskase 144A 9.875% 1/15/18			45,000	46,800	228,000	237,120			273,000	283,920
#Woolworths 144A 4.00% 9/22/20			0	0	10,000	10,064			10,000	10,064
Yale University 2.90% 10/15/14			0	0	45,000	47,361			45,000	47,361
*Yankee Acquisition 9.75% 2/15/17			40,000	41,600	210,000	218,400			250,000	260,000
Zimmer Holdings 4.625% 11/30/19			0	0	30,000	31,905			30,000	31,905
				713,223		5,180,572				5,893,795
Energy	5.11%
#American Petroleum Tankers 144A 10.25% 5/1/15			40,000	41,300	296,000	305,620			336,000	346,920
AmeriGas Partners 7.125% 5/20/16			7,000	7,315	20,000	21,367			27,000	28,682
Antero Resources Finance 9.375% 12/1/17			30,000	31,050	156,000	161,460			186,000	192,510
Aquilex Holdings/Finance 11.125% 12/15/16			40,000	40,400	178,000	179,780			218,000	220,180
*Chaparral Energy 8.50% 12/1/15			22,000	21,835	99,000	98,258			121,000	120,093
*Chesapeake Energy
6.50% 8/15/17			0	0	135,000	136,688			135,000	136,688
9.50% 2/15/15			30,000	33,750	146,000	164,250			176,000	198,000
Complete Production Service 8.00% 12/15/16			25,000	25,750	174,000	179,220			199,000	204,970
Copano Energy Finance 7.75% 6/1/18			30,000	30,150	169,000	169,845			199,000	199,995
*Crosstex Energy/Finance 8.875% 2/15/18			35,000	36,663	175,000	183,313			210,000	219,976
Dynegy Holdings 7.75% 6/1/19			35,000	23,013	0	0			35,000	23,013
Ecopetrol 7.625% 7/23/19			0	0	900,000	1,077,749			900,000	1,077,749
El Paso
6.875% 6/15/14			21,000	22,708	44,000	47,578			65,000	70,286
7.00% 6/15/17			5,000	5,293	205,000	217,022			210,000	222,315
#El Paso Performance-Linked Trust 144A 7.75% 7/15/11			46,000	47,482	0	0			46,000	47,482
El Paso Pipeline Partners Operating 4.10% 11/15/15			0	0	10,000	10,089			10,000	10,089
•Enbridge Energy Partners 8.05% 10/1/37			0	0	20,000	21,011			20,000	21,011
Energy Transfer Partners 9.70% 3/15/19			0	0	25,000	32,668			25,000	32,668
Enterprise Products Operating
•7.034% 1/15/68			0	0	35,000	36,319			35,000	36,319
9.75% 1/31/14			0	0	45,000	54,866			45,000	54,866
EOG Resources 4.10% 2/1/21			0	0	25,000	25,061			25,000	25,061
#Gazprom 144A 8.625% 4/28/34			0	0	1,000,000	1,180,299			1,000,000	1,180,299
Global Geophysical Services 10.50% 5/1/17			20,000	19,900	95,000	94,525			115,000	114,425
Headwaters 11.375% 11/1/14			40,000	43,250	194,000	209,763			234,000	253,013
#Helix Energy Solutions Group 144A 9.50% 1/15/16			55,000	57,474	246,000	257,070			301,000	314,544
*#Hercules Offshore 144A 10.50% 10/15/17			40,000	32,000	187,000	149,600			227,000	181,600
#Hilcorp Energy I 144A 8.00% 2/15/20			45,000	47,363	226,000	237,865			271,000	285,228
Holly 9.875% 6/15/17			35,000	38,238	171,000	186,818			206,000	225,056
Inergy Finance 8.25% 3/1/16			20,000	20,900	0	0			20,000	20,900
*Key Energy Services 8.375% 12/1/14			40,000	42,500	321,000	341,063			361,000	383,563
Kinder Morgan Energy Partners
5.30% 9/15/20			0	0	10,000	10,655			10,000	10,655
6.55% 9/15/40			0	0	5,000	5,232			5,000	5,232
9.00% 2/1/19			0	0	20,000	25,854			20,000	25,854
#Linn Energy/Finance 144A 8.625% 4/15/20			40,000	42,600	201,000	214,065			241,000	256,665
Lukoil International Finance 6.356% 6/7/17			0	0	1,000,000	1,057,499			1,000,000	1,057,499
#Midcontinent Express Pipeline 144A 5.45% 9/15/14			0	0	25,000	27,048			25,000	27,048
#Murray Energy 144A 10.25% 10/15/15			0	0	230,000	235,750			230,000	235,750
Nexen 7.50% 7/30/39			0	0	20,000	24,051			20,000	24,051
*#NFR Energy/Finance 144A 9.75% 2/15/17			40,000	39,700	224,000	222,320			264,000	262,020
Noble Energy 8.25% 3/1/19			0	0	20,000	25,861			20,000	25,861
OPTI Canada
7.875% 12/15/14			30,000	20,775	334,000	231,295			364,000	252,070
8.25% 12/15/14			58,000	40,600	121,000	84,700			179,000	125,300
#144A 9.00% 12/15/12			0	0	200,000	200,000			200,000	200,000
*Pemex Project Funding Master Trust 6.625% 6/15/35			0	0	1,000,000	1,049,908			1,000,000	1,049,908
PetroHawk Energy 7.875% 6/1/15			40,000	41,400	198,000	204,930			238,000	246,330
Petroleum Development 12.00% 2/15/18			40,000	45,000	217,000	244,125			257,000	289,125
Pioneer Drilling 9.875% 3/15/18			20,000	21,200	106,000	112,360			126,000	133,560
*Plains All American Pipeline 8.75% 5/1/19			0	0	15,000	19,162			15,000	19,162
Pride International 6.875% 8/15/20			0	0	30,000	31,950			30,000	31,950
Quicksilver Resources 7.125% 4/1/16			31,000	30,070	190,000	184,300			221,000	214,370
SandRidge Energy
*8.75% 1/15/20			10,000	10,150	0	0			10,000	10,150
#144A 9.875% 5/15/16			30,000	31,200	249,000	258,960			279,000	290,160
#Semco Energy 144A 5.15% 4/21/20			0	0	30,000	32,142			30,000	32,142
TNK-BP Finance 7.875% 3/13/18			0	0	2,000,000	2,229,999			2,000,000	2,229,999
Total Capital 2.30% 3/15/16			0	0	35,000	34,847			35,000	34,847
•TransCanada Pipelines 6.35% 5/15/67			0	0	35,000	34,613			35,000	34,613
Transocean 6.50% 11/15/20			0	0	10,000	10,910			10,000	10,910
Weatherford International Bermuda
5.125% 9/15/20			0	0	10,000	10,184			10,000	10,184
6.75% 9/15/40			0	0	15,000	15,703			15,000	15,703
9.625% 3/1/19			0	0	10,000	12,908			10,000	12,908
#Woodside Finance 144A
4.50% 11/10/14			0	0	20,000	21,391			20,000	21,391
8.125% 3/1/14			0	0	15,000	17,522			15,000	17,522
				991,029		12,669,411				13,660,440
Finance & Investments	2.76%
•American International Group 8.175% 5/15/58			70,000	71,925	270,000	277,425			340,000	349,350
Cardtronics 8.25% 9/1/18			20,000	21,000	84,000	88,200			104,000	109,200
•Chubb 6.375% 3/29/67			0	0	15,000	15,750			15,000	15,750
•General Electric Capital 2.57% 2/2/11			1,000,000	160,634	0	0			1,000,000	160,634
General Electric Capital 6.00% 8/7/19			0	0	105,000	116,235			105,000	116,235
•General Electric Capital Australia Funding 5.00% 7/12/13			2,000,000	1,847,485	0	0			2,000,000	1,847,485
General Electric Capital European Funding 5.25% 5/18/15			1,200,000	1,701,555	0	0			1,200,000	1,701,555
General Electric Capital UK Funding 4.625% 1/18/16			114,000	185,804	0	0			114,000	185,804
•Genworth Financial 6.15% 11/15/66			87,000	66,990	336,000	258,720			423,000	325,710
#Icahn Enterprises Finance 144A 8.00% 1/15/18			20,000	19,850	100,000	99,250			120,000	119,100
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65			100,000	78,625	355,000	279,119			455,000	357,744
•#Liberty Mutual Group 144A 7.00% 3/15/37			50,000	45,372	355,000	322,142			405,000	367,514
MetLife 6.40% 12/15/36			0	0	100,000	95,500			100,000	95,500
Nuveen Investments 10.50% 11/15/15			132,000	132,165	773,000	773,966			905,000	906,131
#Pinafore 144A 9.00% 10/1/18			0	0	376,000	398,560			376,000	398,560
Prudential Financial 3.875% 1/14/15			0	0	35,000	36,796			35,000	36,796
π•XL Group 6.50% 12/29/49			55,000	47,438	280,000	241,500			335,000	288,938
				4,378,843		3,003,163				7,382,006
Media	2.37%
#Affinion Group I 144A 7.875% 12/15/18			55,000	51,013	352,000	326,480			407,000	377,493
Cablevision Systems
8.00% 4/15/20			5,000	5,388	19,000	20,473			24,000	25,861
8.625% 9/15/17			10,000	10,925	91,000	99,418			101,000	110,343
*#CCO Holdings 144A
7.875% 4/30/18			10,000	10,400	48,000	49,920			58,000	60,320
8.125% 4/30/20			10,000	10,550	60,000	63,300			70,000	73,850
*#Charter Communications Operating 144A 10.875% 9/15/14			20,000	22,400	98,000	109,760			118,000	132,160
#Columbus International 144A 11.50% 11/20/14			0	0	270,000	299,700			270,000	299,700
Comcast 5.875% 2/15/18			0	0	15,000	17,096			15,000	17,096
#COX Communications 144A 6.25% 6/1/18			0	0	15,000	17,260			15,000	17,260
DIRECTV Holdings/Financing
4.60% 2/15/21			0	0	20,000	20,112			20,000	20,112
7.625% 5/15/16			0	0	65,000	72,557			65,000	72,557
#Entravision Communications 144A 8.75% 8/1/17			0	0	350,000	367,499			350,000	367,499
GXS Worldwide 9.75% 6/15/15			40,000	39,700	237,000	235,223			277,000	274,923
#inVentiv Health 144A 10.00% 8/15/18			0	0	210,000	206,850			210,000	206,850
MDC Partners 11.00% 11/1/16			20,000	22,400	112,000	125,440			132,000	147,840
#NBC Universal 144A
2.875% 4/1/16			0	0	10,000	9,967			10,000	9,967
4.375% 4/1/21			0	0	60,000	60,344			60,000	60,344
#Nexstar/Mission Broadcasting 144A 8.875% 4/15/17			40,000	41,900	200,000	209,500			240,000	251,400
Nielsen Finance
*11.50% 5/1/16			10,000	11,450	50,000	57,250			60,000	68,700
11.625% 2/1/14			5,000	5,725	97,000	111,065			102,000	116,790
#7.75% 144A 10/15/18			40,000	40,900	186,000	190,185			226,000	231,085
Shaw Communications 6.75% 11/9/39			1,000,000	986,896	0	0			1,000,000	986,896
#Sinclair Television Group 144A 9.25% 11/1/17			30,000	32,625	147,000	159,863			177,000	192,488
#Sitel 144A 11.50% 4/1/18			40,000	34,200	207,000	176,985			247,000	211,185
Symantec 4.20% 9/15/20			0	0	5,000	4,781			5,000	4,781
Terremark Worldwide 12.00% 6/15/17			35,000	39,725	185,000	209,975			220,000	249,700
Time Warner Cable
4.125% 2/15/21			0	0	15,000	14,639			15,000	14,639
8.25% 4/1/19			0	0	20,000	25,495			20,000	25,495
#Univision Communications 144A 7.875% 11/1/20			45,000	46,238	177,000	181,868			222,000	228,106
#UPC Holding 144A 9.875% 4/15/18			0	0	120,000	129,600			120,000	129,600
*#Visant 144A 10.00% 10/1/17			25,000	25,875	120,000	124,200			145,000	150,075
Videotron 9.125% 4/15/18			15,000	16,688	0	0			15,000	16,688
#Vivendi 144A 6.625% 4/4/18			0	0	25,000	28,758			25,000	28,758
#XM Satellite Radio 144A
7.625% 11/1/18			35,000	35,000	360,000	359,999			395,000	394,999
13.00% 8/1/13			90,000	105,749	553,000	649,774			643,000	755,523
				1,595,747		4,735,336				6,331,083
Real Estate	0.52%
Developers Diversified Realty
7.50% 4/1/17			0	0	5,000	5,619			5,000	5,619
*7.875% 9/1/20			0	0	20,000	22,959			20,000	22,959
Digital Realty Trust 5.875% 2/1/20			0	0	10,000	10,524			10,000	10,524
*Felcor Lodging 10.00% 10/1/14			40,000	44,450	195,000	216,694			235,000	261,144
Host Marriott 6.375% 3/15/15			0	0	245,000	250,513			245,000	250,513
Liberty Property 4.75% 10/1/20			0	0	5,000	5,124			5,000	5,124
#Qatari Diar Finance 144A 5.00% 7/21/20			0	0	800,000	817,444			800,000	817,444
*Regency Centers 5.875% 6/15/17			0	0	20,000	21,992			20,000	21,992
				44,450		1,350,869				1,395,319
Services Cyclical	2.13%
ARAMARK 8.50% 2/1/15			23,000	23,920	150,000	156,000			173,000	179,920
#Ashtead Capital 144A 9.00% 8/15/16			0	0	130,000	136,175			130,000	136,175
Burlington Northern Santa Fe			0	0
3.60% 9/1/20			0	0	5,000	4,994			5,000	4,994
4.70% 10/1/19			0	0	30,000	32,487			30,000	32,487
5.65% 5/1/17			0	0	5,000	5,717			5,000	5,717
Canadian Pacific 4.45% 3/15/23			0	0	20,000	20,169			20,000	20,169
#Delta Air Lines 144A 12.25% 3/15/15			35,000	39,725	193,000	219,055			228,000	258,780
#Equinox Holdings 144A 9.50% 2/1/16			40,000	41,900	221,000	231,498			261,000	273,398
#ERAC USA Finance 144A 5.25% 10/1/20			0	0	40,000	42,335			40,000	42,335
*General Maritime 12.00% 11/15/17			40,000	40,200	214,000	215,070			254,000	255,270
*Harrah's Operating			0	0
10.00% 12/15/18			80,000	68,000	457,000	388,450			537,000	456,450
11.25% 6/1/17			60,000	65,700					60,000	65,700
#Icon Health & Fitness 144A 11.875% 10/15/16			0	0	108,000	107,730			108,000	107,730
Kansas City Southern de Mexico 8.00% 2/1/18			40,000	43,200	187,000	201,960			227,000	245,160
Kansas City Southern Railway 13.00% 12/15/13			0	0	2,000	2,410			2,000	2,410
*#Marina District Finance 144A 9.875% 8/15/18			20,000	19,250	268,000	257,950			288,000	277,200
#MCE Finance 10.25% 5/15/18			40,000	45,400	170,000	192,950			210,000	238,350
MGM MIRAGE			0	0
*7.50% 6/1/16			0	0	29,000	25,593			29,000	25,593
11.125% 11/15/17			0	0	2,000	2,270			2,000	2,270
*11.375% 3/1/18			110,000	113,850	543,000	562,005			653,000	675,855
13.00% 11/15/13			25,000	29,500	105,000	123,900			130,000	153,400
Mohegan Tribal Gaming Authority
6.875% 2/15/15			10,000	6,750	61,000	41,175			71,000	47,925
*7.125% 8/15/14			25,000	17,500	145,000	101,500			170,000	119,000
NCL
11.75% 11/15/16			40,000	45,500	200,000	227,500			240,000	273,000
#144A 9.50% 11/15/18			20,000	20,475	183,000	187,346			203,000	207,821
*#Nortek 144A 10.00% 12/1/18			25,000	25,125					25,000	25,125
@Northwest Airlines 10.00% 2/1/11			15,000	53					15,000	53
*Peninsula Gaming 10.75% 8/15/17			45,000	48,713	228,000	246,810			273,000	295,523
#PHH 144A 9.25% 3/1/16			40,000	41,200					40,000	41,200
*Pinnacle Entertainment 8.75% 5/15/20			45,000	45,169	198,000	198,743			243,000	243,912
#Pokagon Gaming Authority 144A 10.375% 6/15/14			15,000	15,638	10,000	10,425			25,000	26,063
#Quintiles Transnational PIK144A 9.50% 12/30/14			20,000	20,350					20,000	20,350
Royal Caribbean Cruises 6.875% 12/1/13			20,000	21,400	125,000	133,750			145,000	155,150
*RSC Equipment Rental 10.25% 11/15/19			20,000	22,225	5,000	5,556			25,000	27,781
#ServiceMaster PIK 144A 10.75% 7/15/15			50,000	53,875					50,000	53,875
#Shingle Springs Tribal Gaming Authority 144A 9.375% 6/15/15			45,000	27,675	242,000	148,830			287,000	176,505
*#Swift Transportation 144A 12.50% 5/15/17			20,000	21,700	96,000	104,160			116,000	125,860
#United Air Lines 144A 12.00% 11/1/13			60,000	66,900	292,000	325,580			352,000	392,480
Wyndham Worldwide 5.75% 2/1/18			0	0	5,000	5,160			5,000	5,160
				1,030,893		4,665,253				5,696,146
Services Non-Cyclical	1.20%
#Accellent 144A 10.00% 11/1/17			0	0	115,000	107,813			115,000	107,813
Alion Science & Technology PIK 12.00% 11/1/14			30,366	30,973	0	0			30,366	30,973
Allied Waste North America			0	0	0	0
6.875% 6/1/17			0	0	40,000	44,409			40,000	44,409
7.125% 5/15/16			10,000	10,624	10,000	10,624			20,000	21,248
Amgen 3.45% 10/1/20			0	0	25,000	24,660			25,000	24,660
BioScrip 10.25% 10/1/15			0	0	196,000	201,635			196,000	201,635
CareFusion 6.375% 8/1/19			0	0	65,000	76,124			65,000	76,124
Casella Waste Systems
9.75% 2/1/13			48,000	48,720	387,000	392,804			435,000	441,524
11.00% 7/15/14			10,000	10,950	0	0			10,000	10,950
Community Health Systems 8.875% 7/15/15			15,000	15,731	135,000	141,581			150,000	157,312
#DJO Finance 144A 9.75% 10/15/17			0	0	239,000	240,793			239,000	240,793
Genzyme
3.625% 6/15/15			0	0	100,000	105,078			100,000	105,078
5.00% 6/15/20			0	0	20,000	21,879			20,000	21,879
HCA 9.25% 11/15/16			0	0	185,000	198,413			185,000	198,413
Hospira 6.40% 5/15/15			0	0	95,000	110,141			95,000	110,141
#inVentiv Health 144A 10.00% 8/15/18			45,000	44,325	0	0			45,000	44,325
Life Technologies 6.00% 3/1/20			0	0	35,000	38,890			35,000	38,890
#MultiPlan 144A 9.875% 9/1/18			45,000	47,925	198,000	210,870			243,000	258,795
#Radiation Therapy Services 144A 9.875% 4/15/17			45,000	44,213	216,000	212,220			261,000	256,433
#Radnet Management 144A 10.375% 4/1/18			35,000	32,375	174,000	160,950			209,000	193,325
#Roche Holdings 144A 6.00% 3/1/19			0	0	20,000	23,925			20,000	23,925
*Select Medical 7.625% 2/1/15			45,000	45,000	272,000	272,000			317,000	317,000
•US Oncology Holdings PIK 6.737% 3/15/12			43,000	43,215	237,000	238,185			280,000	281,400
				374,051		2,832,994				3,207,045
Technology & Electronics	0.69%
#Allen Systems Group 144A 10.50% 11/15/16			45,000	44,999	285,000	285,000			330,000	329,999
Anixter 10.00% 3/15/14			15,000	17,288	0	0			15,000	17,288
#Aspect Software 144A 10.625% 5/15/17			40,000	40,600	194,000	196,910			234,000	237,510
First Data 9.875% 9/24/15			40,000	34,200	186,000	159,030			226,000	193,230
Hewlett-Packard 3.75% 12/1/20			0	0	20,000	20,108			20,000	20,108
#International Wire Group 144A 9.75% 4/15/15			35,000	36,444	155,000	161,394			190,000	197,838
MagnaChip Semiconductor 10.50% 4/15/18			30,000	32,100	156,000	166,920			186,000	199,020
#MedAssets 144A 8.00% 11/15/18			20,000	20,250	137,000	138,713			157,000	158,963
National Semiconductor 6.60% 6/15/17			0	0	20,000	22,797			20,000	22,797
Sanmina-SCI 8.125% 3/1/16			16,000	16,120	79,000	79,593			95,000	95,713
#Seagate Technology International 144A 10.00% 5/1/14			0	0	10,000	11,800			10,000	11,800
*SunGard Data Systems 10.25% 8/15/15			35,000	36,400	314,000	326,559			349,000	362,959
				278,401		1,568,824				1,847,225
Telecommunications	3.47%
American Tower 5.05% 9/1/20			0	0	25,000	25,804			25,000	25,804
#Clearwire Communications 144A 12.00% 12/1/15			160,000	170,450	1,006,000	1,071,765			1,166,000	1,242,215
Cricket Communications 7.75% 5/15/16			0	0	130,000	133,575			130,000	133,575
#Crown Castle Towers 144A 4.883% 8/15/20			0	0	30,000	29,799			30,000	29,799
#Digicel Group 144A
8.875% 1/15/15			0	0	1,000,000	1,014,999			1,000,000	1,014,999
9.125% 1/15/15			0	0	1,120,000	1,136,799			1,120,000	1,136,799
10.50% 4/15/18			0	0	230,000	254,150			230,000	254,150
Frontier Communications 7.125% 3/15/19			0	0	120,000	124,800			120,000	124,800
Global Crossing 12.00% 9/15/15			70,000	79,100	297,000	335,610			367,000	414,710
Intelsat 6.50% 11/1/13			0	0	155,000	155,000			155,000	155,000
Intelsat Bermuda			0	0	0	0
11.25% 2/4/17			115,000	121,037	640,000	673,600			755,000	794,637
PIK 11.50% 2/4/17			45,156	48,091	49,938	53,184			95,094	101,275
Level 3 Financing 10.00% 2/1/18			45,000	41,625	217,000	200,725			262,000	242,350
MetroPCS Wireless
6.625% 11/15/20			0	0	165,000	157,575			165,000	157,575
*7.875% 9/1/18			20,000	20,825	90,000	93,713			110,000	114,538
NII Capital 10.00% 8/15/16			30,000	33,450	271,000	302,165			301,000	335,615
*PAETEC Holding 9.50% 7/15/15			35,000	35,613	165,000	167,888			200,000	203,501
Qwest 8.375% 5/1/16			20,000	24,100	40,000	48,200			60,000	72,300
Qwest Communications International 7.50% 2/15/14			15,000	15,225	85,000	86,275			100,000	101,500
Sprint Capital 8.75% 3/15/32			80,000	79,600	453,000	450,735			533,000	530,335
#Telcordia Technologies 144A 11.00% 5/1/18			65,000	63,700	415,000	406,700			480,000	470,400
Telecom Italia Capital
5.25% 10/1/15			0	0	35,000	37,157			35,000	37,157
6.175% 6/18/14			0	0	55,000	59,597			55,000	59,597
Telesat Canada
11.00% 11/1/15			25,000	27,938	158,000	176,565			183,000	204,503
12.50% 11/1/17			35,000	40,775	164,000	191,060			199,000	231,835
ViaSat 8.875% 9/15/16			20,000	21,350	113,000	120,628			133,000	141,978
Virgin Media Finance 8.375% 10/15/19			0	0	120,000	132,300			120,000	132,300
*West 11.00% 10/15/16			40,000	43,100	219,000	235,973			259,000	279,073
#Wind Acquisition Finance 144A 11.75% 7/15/17			50,000	55,750	370,000	412,550			420,000	468,300
Windstream 7.875% 11/1/17			10,000	10,550	45,000	47,475			55,000	58,025
				932,279		8,336,366				9,268,645
Utilities	0.98%
AES
7.75% 3/1/14			0	0	129,000	137,385			129,000	137,385
8.00% 6/1/20			35,000	36,750	44,000	46,200			79,000	82,950
9.75% 4/15/16			0	0	10,000	11,150			10,000	11,150
*Ameren Illinois 9.75% 11/15/18			0	0	80,000	105,477			80,000	105,477
#American Transmission Systems 144A 5.25% 1/15/22			0	0	25,000	27,034			25,000	27,034
Centerpoint Energy 5.95% 2/1/17			0	0	13,000	14,431			13,000	14,431
CMS Energy
4.25% 9/30/15			0	0	5,000	5,087			5,000	5,087
6.55% 7/17/17			0	0	10,000	10,885			10,000	10,885
8.75% 6/15/19			0	0	15,000	18,026			15,000	18,026
Commonwealth Edison
4.00% 8/1/20			0	0	30,000	30,798			30,000	30,798
5.80% 3/15/18			0	0	5,000	5,796			5,000	5,796
Dominion Resources
5.60% 11/15/16			0	0	5,000	5,781			5,000	5,781
6.00% 11/30/17			0	0	10,000	11,694			10,000	11,694
Duke Energy 5.05% 9/15/19			0	0	10,000	11,012			10,000	11,012
Duke Energy Carolinas 5.30% 2/15/40			0	0	5,000	5,245			5,000	5,245
Duke Energy Ohio 5.45% 4/1/19			0	0	15,000	17,366			15,000	17,366
Dynegy Holdings 7.75% 6/1/19			0	0	157,000	103,228			157,000	103,228
Elwood Energy 8.159% 7/5/26			78,095	75,752	166,028	161,048			244,123	236,800
Energy Future Intermediate Holding/Finance 10.00% 12/1/20			40,000	41,226	192,000	197,886			232,000	239,112
Exelon Generation
4.00% 10/1/20			0	0	10,000	9,785			10,000	9,785
5.75% 10/1/41			0	0	25,000	24,367			25,000	24,367
Florida Power 5.65% 6/15/18			0	0	5,000	5,843			5,000	5,843
#GenOn Escrow 144A 9.50% 10/15/18			30,000	28,650	127,000	121,285			157,000	149,935
Korea Southern Power 5.375% 4/18/13			0	0	630,000	670,306			630,000	670,306
#LG&E & KU Energy 144A 3.75% 11/15/20			0	0	20,000	19,609			20,000	19,609
*Mirant Americas Generation 8.50% 10/1/21			100,000	97,250	245,000	238,262			345,000	335,512
Oncor Electric Delivery
7.00% 9/1/22			0	0	10,000	12,291			10,000	12,291
#144A 5.00% 9/30/17			0	0	15,000	16,379			15,000	16,379
#144A 5.25% 9/30/40			0	0	5,000	4,883			5,000	4,883
Pennsylvania Electric 5.20% 4/1/20			0	0	45,000	48,369			45,000	48,369
Public Service Oklahoma 5.15% 12/1/19			0	0	30,000	32,656			30,000	32,656
•Puget Sound Energy 6.974% 6/1/67			25,000	24,541	165,000	161,973			190,000	186,514
Sempra Energy 6.15% 6/15/18			0	0	10,000	11,763			10,000	11,763
Southern California Edison 5.50% 8/15/18			0	0	20,000	23,309			20,000	23,309
				304,169		2,326,609				2,630,778
Total Corporate Bonds				13,311,965		64,318,302				77,630,267

Non-Agency Asset-Backed Securities	0.19%
Ally Auto Receivables Trust Series 2010-2 A3 1.38% 7/15/14			0	0	10,000	10,050			10,000	10,050
•Citibank Credit Card Issuance Trust Series 2004-C1 C1 0.903% 7/15/13			0	0	10,000	9,933			10,000	9,933
•Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36			0	0	100,000	86,536			100,000	86,536
CNH Equipment Trust
Series 2008-A A4 4.93% 8/15/14			0	0	25,550	26,177			25,550	26,177
Series 2008-B A3A 4.78% 7/16/12			0	0	2,709	2,716			2,709	2,716
Series 2009-C A3 1.85% 12/16/13			0	0	15,000	15,124			15,000	15,124
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20			0	0	100,000	116,450			100,000	116,450
@#Dunkin Securitization 144A Series 2006-1 A2 5.779% 6/20/31			0	0	150,000	152,063			150,000	152,063
Harley-Davidson Motorcycle Trust Series 2006-2 A2 5.35% 3/15/13			0	0	29,875	30,254			29,875	30,254
John Deere Owner Trust
Series 2009-A A4 3.96% 5/16/16			0	0	25,000	26,128			25,000	26,128
Series 2010-A 4A 2.13% 10/17/16			0	0	15,000	15,374			15,000	15,374
•Merrill Auto Trust Securitization Series 2007-1 A4 0.313% 12/15/13			0	0	14,801	14,761			14,801	14,761
Total Non-Agency Asset-Backed Securities				0		505,566				505,566

Non-Agency Collateralized Mortgage Obligations	0.18%
@•Bear Stearns ARM Trust Series 2007-1 3A2 5.551% 2/25/47			0	0	213,786	23,642			213,786	23,642
Citicorp Mortgage Securities
Series 2006-4 3A1 5.50% 8/25/21			0	0	16,426	16,481			16,426	16,481
Series 2007-1 2A1 5.50% 1/25/22			0	0	107,654	104,474			107,654	104,474
•Series 2007-AR8 1A3A 5.729% 8/25/37			0	0	74,857	58,918			74,857	58,918
•First Horizon Asset Securities Series 2007-AR2 1A1 5.786% 8/25/37			0	0	100,153	76,714			100,153	76,714
•GSR Mortgage Loan Trust Series 2006-AR1 3A1 5.143% 1/25/36			0	0	154,977	135,850			154,977	135,850
•MASTR ARMs Trust Series 2006-2 4A1 4.969% 2/25/36			0	0	66,142	62,783			66,142	62,783
Total Non-Agency Collateralized Mortgage Obligations				0		478,862				478,862

Senior Secured Loans	0.48%
Chester Downs & Marina 12.375% 12/31/16			13,875	14,106	0	0			13,875	14,106
Clear Channel Communication Tranche B 3.65% 1/29/16			0	0	300,000	238,806			300,000	238,806
CommScope 9.25% 10/26/11			45,000	45,000	265,000	264,999			310,000	309,999
Energy Futures Holdings Tranche B2 3.941% 10/10/14			0	0	340,612	263,594			340,612	263,594
Harrahs Chester Downs & Marina 12.375% 12/31/16			0	0	92,125	93,661			92,125	93,661
PQ 6.82% 7/30/15			45,000	42,731	165,000	156,682			210,000	199,413
Syniverse Holdings 8.00% 10/28/11			16,000	16,005	88,000	88,028			104,000	104,033
Texas Competitive Electric Holdings Tranche B2 3.941% 10/10/14			89,314	69,120	0	0			89,314	69,120
Total Senior Secured Loans				186,962		1,105,770				1,292,732

Sovereign Bonds	3.09%	∆
Brazil	0.21%
Banco Nacional de Desenvolvimento Economico e Social 6.369% 6/16/18			0	0	500,000	566,250			500,000	566,250
				0		566,250				566,250
Germany	0.43%
*Deutschland Republic 2.25% 9/4/20		EUR	919,000	1,157,674	0	0			919,000	1,157,674
				1,157,674		0				1,157,674
Indonesia	1.84%
Indonesia Treasury Bond 11.00% 11/15/20		IDR	0	0	35,825,000,000	4,930,823			35,825,000,000	4,930,823
				0		4,930,823				4,930,823
Philippines	0.41%
Philippine Government International Bond 6.375% 10/23/34		USD	0	0	1,000,000	1,100,000			1,000,000	1,100,000
				0		1,100,000				1,100,000
Poland	0.04%
Poland Government Bond 5.50% 10/25/19		PLN	355,000	111,062	0	0			355,000	111,062
				111,062		0				111,062
Republic of Korea	0.14%
#Korea Expressway 144A 4.50% 3/23/15		USD	200,000	208,790	0	0			200,000	208,790
Republic of Korea 4.25% 12/7/21		EUR	140,000	176,351	0	0			140,000	176,351
				385,141		0				385,141
Total Sovereign Bonds				1,653,877		6,597,073				8,250,950

Supranational Bank	1.37%
European Bank for Reconstruction & Development 7.00% 7/30/12		INR	0	0	41,000,000	935,033			41,000,000	935,033
European Investment Bank
8.00% 10/21/13		ZAR	0	0	6,880,000	1,005,411			6,880,000	1,005,411
9.625% 4/1/15		TRY	0	0	1,800,000	1,264,447			1,800,000	1,264,447
International Bank for Reconstruction & Development 5.375% 12/15/14		NZD	597,000	454,306	0	0			597,000	454,306
Total Supranational Bank				454,306		3,204,891				3,659,197

U.S. Treasury Obligations	0.16%
U.S. Treasury Bond 3.875% 8/15/40		USD	0	0	25,000	24,023			25,000	24,023
U.S. Treasury Notes
1.375% 11/30/15			0	0	360,000	358,538			360,000	358,538
2.25% 11/30/17			0	0	15,000	15,100			15,000	15,100
*2.625% 11/15/20			0	0	40,000	39,419			40,000	39,419
Total U.S. Treasury Obligations				0		437,080				437,080

Leveraged Non-Recourse Security	0.00%
@◆#JPMorgan Pass Through Trust Series 2007-B 144A 0.00% 1/15/87			0	0	500,000	0			500,000	0
Total Leveraged Non-Recourse Security				0		0				0

Residual Interest Trust Certificate	0.00%
=@◆#Freddie Mac Auction Pass Through Trust Series 2007-6B 144A 0.00%			0	0	175,000	0			175,000	0
Total Residual Interest Trust Certificate				0		0				0

Exchange-Traded Funds	1.67%
ishares iBOXX $ High Yield Corporate Bond Fund			0	0	50,000	4,449,500			50,000	4,449,500
*ProShares UltraShort Real Estate			0	0	520	10,410			520	10,410
Total Exchange-Traded Funds				0		4,459,910				4,459,910

Limited Partnership	0.01%
*†Brookfield Infrastructure Partners			1,600	33,648	0	0			1,600	33,648
Total Limited Partnership				33,648		0				33,648

Preferred Stock	0.26%
@#Ally Financial 144A 7.00%			0	0	400	357,149			400	357,149
Developers Diversified Realty Series I 7.50%			0	0	1,925	46,585			1,925	46,585
Freddie Mac 6.02%			0	0	33,000	16,500			33,000	16,500
•PNC Financial Services Group 8.25%			0	0	10,000	10,660			10,000	10,660
=†Port Townsend			20	0	0	0			20	-
ProLogis Series G 6.75%			0	0	7,050	167,861			7,050	167,861
Vornado Realty Trust 6.625%			0	0	3,700	88,911			3,700	88,911
W2007 Grace Acquisitions 8.75%			10,000	7,000	0	0			10,000	7,000
Total Preferred Stock				7,000		687,666				694,666

Warrants	0.00%
Alion Science & Technology			30	0	115	1			145	1
=@Port Townsend			20	0	0	0			20	0
Total Warrants				0		1				1

Short-Term Investments	3.49%
Discount Note	3.49%
Federal Home Loan Bank 0.07% 12/1/10		USD	881,002	881,002	8,459,022	8,459,022			9,340,024	9,340,024
Total Short-Term Investments				881,002		8,459,022				9,340,024
Total Value of Securities Before Securities Lending Collateral				44,166,526		196,492,639				240,659,165

Securities Lending Collateral**	9.96%
Investment Companies
Delaware Investments Collateral Fund No.1			5,463,436	5,463,436	20,732,191	20,732,191			26,195,627	26,195,627
BNY Mellon SL DBT II Liquidating Fund			77,889	75,693	356,158	346,114			434,047	421,807
@†Mellon GSL Reinvestment Trust II			74,168	0	311,516	0			385,684	-
Total Securities Lending Collateral				5,539,129		21,078,305				26,617,434
Total Value of Securities©	100.00%			49,705,655		217,570,944				267,276,599

Total Investments at Cost				49,123,671		217,950,500				267,074,171

°Principal amount is stated in the currency in which each security is denominated.

AUD - Australian Dollar
BRL - Brazilian Real
CAD – Canadian Dollar
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesian Rupiah
INR – Indian Rupee
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand

❖Securities have been classified by type of business.
≠The rate shown is the effective yield at the time of purchase.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2010, the aggregate amount of fair valued securities was $32,118, which represented 0.02% of the Fund’s net assets. See Note 1 in "Pro Forma Notes to Financial Statements."

†Non income producing security.
•Variable rate security. The rate shown is the rate as of November 30, 2010. Interest rates reset periodically.
◆Pass Through Agreement.  Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at November 30, 2010.
πRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At November 30, 2010, the aggregate amount of the restricted securities was $288,939, which represented 0.15% of the Fund's net assets. See Note 9 in “Pro Forma Notes to Financial Statements."

@Illiquid security. At November 30, 2010, the aggregate amount of illiquid securities was $2,407,002, which represented 1.23% of the Fund’s net assets. See Note 9 in “Pro Forma Notes to Financial Statements."

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2010, the aggregate amount of Rule 144A securities was $34,663,934, which represented 17.78% of the Fund’s net assets. See Note 9 in “Notes to financial statements."

«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at November 30, 2010.

∆Securities have been classified by country of origin.
*Fully or partially on loan.
©Includes $25,764,900 of securities loaned.

Summary of Abbreviations:
ADR – American Depositary Receipts
ARM – Adjustable Rate Mortgage
BCLY – Barclays Bank
CDS – Credit Default Swap
CGM – Citigroup Global Markets
CMB – Chase Manhattan Bank
FDR – Fiduciary Depositary Receipts
GSC – Goldman Sachs & Co.
GNMA – Government National Mortgage Association
HKSB – Hong Kong Shanghai Bank
JPMS – JPMorgan Securities
MASTR – Mortgage Asset Securitization Transactions, Inc.
MSC – Morgan Stanley & Co.
PIK – Pay-in-kind
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduits
S.F. – Single Family
TBA – To be announced
yr – Year

1The following foreign currency exchange contracts and swap contracts were outstanding at November 30, 2010:

Foreign Currency Exchange Contracts
				Appreciation		Unrealized
Counterparty			Contracts to Receive/Deliver	In Exchange For	Settlement Date	Appreciation/(Depreciation)
BCLY			CAD (636,000)	USD 622,206	1/7/2011	$3,119
CMB			BRL 156,051	USD (89,376)	1/7/2011	825
CMB			BRL 651,727	USD 373,268	1/7/2011	3,447
CMB			EUR (1,066,000)	USD 1,395,394	1/7/2011	11,753
CMB			NZD 408,556	USD (302,945)	1/7/2011	(238)
GSC			CAD (1,077)	USD 1,054	1/7/2011	6
HKSB			AUD (702,824)	USD 673,116	1/7/2011	2,946
HKSB			EUR (303,933)	USD 398,674	1/7/2011	4,178
HKSB			NOK (9,884,845)	USD 1,591,634	1/7/2011	3,474
MSC			EUR (1,742,337)	USD 2,276,111	1/7/2011	14,601
MSC			NOK 11,943,000	USD (1,917,947)	1/7/2011	889
						$45,000
Swap Contracts
CDS Contracts
							Unrealized
Counterparty			Swap Referenced Obligation	Notional Value	Annual Protection Payments	Termination Date	Appreciation/(Depreciation)
			Protection Purchased:
			ITRAXX Europe Subordinate Financials
BCLY			5 yr CDS	$105,000	1.00%	12/20/15	$7,773
JPMS			5 yr CDS	10,000	1.00%	12/20/15	237
JPMS			5 yr CDS	70,000	1.00%	12/20/15	5,226
JPMS			Penny (J.C)
			5 yr CDS	45,000	1.00%	3/20/15	1350
JPMS			Viacom
			5 yr CDS	25,000	1.00%	9/20/15	(268)
				$255,000			$14,318
			Protection Sold / Moody’s Rating:
CGM			MetLife 5 yr CDS / A	$25,000	5.00%	9/20/14	$1,095
JPMS			Comcast 5 yr CDS / Baa	25,000	1.00%	9/20/15	363
				$375,000			$1,458
			Total				$15,776

The use of foreign currency exchange contracts and swaps contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Pro Forma Notes to Financial Statements.”

See accompanying Pro Forma Notes, which are an integral part of the financial statements.

Delaware Enhanced Global Dividend and Income Fund
PRO FORMA COMBINED
Statement of Assets and Liabilities
As of November 30, 2010
(Unaudited)					Delaware Enhanced
					Global Dividend and Income Fund
	Delaware Investments®	Delaware Enhanced	Pro Forma		Pro Forma
	Global Dividend and Income Fund, Inc.	Global Dividend and Income Fund	Adjustments		Combined
Assets

Investments, at value1	$43,285,524	$188,033,617	$-		$231,319,141
Short-term investments, at value	881,002	8,459,022			9,340,024
Short-term investments held as collateral for loaned securities	5,539,129	21,078,305			26,617,434
Cash	-	690,966	(4,299)	A	686,667
Credit default swap contracts, at value	-	27,250			27,250
Foreign currencies, at value	495,865	3,366,129			3,861,994
Foreign currency exchange contracts, at value	41,553	3,447			45,000
Receivable for securities sold	420,967	189,961			610,928
Dividends, interest and securities lending income receivable	374,708	1,749,474			2,124,181
Total Assets	51,038,748	223,598,171	(4,299)		274,632,620

Liabilities
Cash overdraft	4,299	-	(4,299)	A	-
Payable for securities purchased	91,000	1,396,368			1,487,368
Obligation to return securities lending collateral	5,615,493	21,399,865			27,015,358
Line of credit payable	10,725,000	40,000,000			50,725,000
Accrued protection payments on credit default swaps2	-	351			351
Accrued expenses and other liabilities	121,275	336,972	-	A	458,247
Acquisition costs payable	-	-	200,248	A,B	200,248
Total Liabilities	16,557,067	63,133,556	195,949		79,886,573
Total Net Assets	$34,481,681	$160,464,614	$(200,248)		$194,746,047

Investments, at cost	$42,627,176	$188,091,613	$-		$230,718,789
Short-term investments, at cost	$881,002	$8,459,022			$9,340,024
Short-term investments held as collateral for loaned securities, at cost	$5,615,493	$21,399,865	$-		$27,015,358
Foreign currencies, at cost	$504,759	$3,121,499			$3,626,258

1Including securities on loan	$5,334,459	$20,430,441			$25,764,900
2Up front payments received	$-	$11,443			$11,443

Analysis of Net Assets

Shares of beneficial interest (unlimited authorization - no par)	$43,323,047	$215,626,126	$-		$258,949,173
Distributions in excess of net investment income	(145,859)	(787,504)	(200,248)	A,B	(1,133,611)
Accumulated net realized loss on investments	(9,309,013)	(54,193,123)			(63,502,136)
Net unrealized appreciation/depreciation of investments and foreign currencies	613,506	(180,885)			432,621
Total Net Assets	$34,481,681	$160,464,614	$(200,248)		$194,746,047

Total Net Assets	$34,481,681	$160,464,614	$(200,248)		$194,746,047

Outstanding Common Shares	4,931,031	13,024,844	(2,137,894)		15,817,981

Net asset value per common share:	$6.99	$12.32			$12.31

AUnder the Plan, Delaware Investments Global Dividend and Income Fund, Inc. will deliver to Delaware Enhanced Global Dividend and Income Fund at the Closing all of its existing assets except for cash, bank deposits or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out the Plan, which costs and expenses shall be established on its books as liability reserves; (ii) discharge its unpaid liabilities on its books at the Closing Date; and (iii) pay such contingent liabilities as its Board of Trustees/Directors or its officers shall reasonably deem to exist, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on its books.
BAdjustments reflect the costs of carrying out the Plan, which are estimated to be approximately $266,998, of which $93,449, will be borne by Delaware
Investments Global Dividend and Income Fund, Inc. and $106,799 will be borne by Delaware Enhanced Global Dividend and Income Fund.
CAs a result of the expenses of the Acquisition borne by each Fund and rounding certain calculations, the net asset value per share of the Acquiring
Fund Common Shares after the Acquisition, as shown in the table above, is $0.01 less than the net asset per share of the Acquiring Fund Common
Shares before the Acquisition. At the Closing, holders of Acquired Fund Common Shares will receive Acquiring Fund Common Shares that will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Common Shares previously held by such shareholders.

See accompanying Pro Forma Notes, which are an integral part of the financial statements.

Delaware Enhanced Global Dividend and Income Fund
PRO FORMA COMBINED
Statement of Operations
For the Twelve Months Ended November 30, 2010
(Unaudited)
					Delaware Enhanced
	Delaware Investments®	Delaware Enhanced	Pro Forma		Global Dividend and Income Fund
	Global Dividend and Income Fund, Inc.	Global Dividend and Income Fund	Adjustments		Pro Forma Combined

Investment Income
Interest	$1,365,937	$7,726,008			$9,091,945
Dividends	755,415	2,765,866			3,521,281
Securities lending income	20,006	79,195			99,201
Foreign tax withheld	(32,854)	(129,853)	$-		(162,707)
Total investment income	2,108,504	10,441,216	-		12,549,720

Expenses
Management fees	313,933	1,975,891	14,064	A	2,303,888
Reports to shareholders	54,703	118,708	(11,973)	B	161,438
Dividend disbursing and transfer agent fees and expenses	43,282	50,106	(18,343)	B	75,045
NYSE fees	23,750	23,825	(30,282)	B	17,293
Custodian fees	19,282	46,685	(13,653)	B	52,314
Pricing fees	18,242	29,070	(13,954)	B	33,358
Accounting and administration expenses	17,814	78,356			96,170
Leverage expenses	14,407	27,264	(41,671)	B	-
Legal fees	13,600	18,194	(7,760)	B	24,034
Audit and tax	13,464	19,536	(10,950)	B	22,050
Dues and services	7,843	7,176	(7,642)	B	7,377
Directors'/Trustees' fees	1,908	8,777			10,685
Insurance fees	1,479	6,605			8,084
Consulting fees	474	2,199			2,673
Registration fees	463	553	(463)	B	553
Directors'/Trustees' expenses	151	630			781
Operating expenses (before interest expense)	544,795	2,413,575	(142,627)		2,815,743
Interest expense	153,234	653,953	22,107	A	829,294
Total operating expenses (after interest expense)	698,029	3,067,528	(120,520)		3,645,037
Net Investment Income	1,410,475	7,373,688	120,520		8,904,683

Net Realized and Unrealized Gain on Investments and Foreign Currencies:
Net realized gain (loss) on
Investments	1,708,984	4,207,007			5,915,991
Foreign currencies	(127,789)	(680,340)			(808,129)
Foreign currency exchange contracts	(591,850)	406			(591,444)
Options written	-	155,104			155,104
Swap contracts	-	(3,596)			(3,596)
Net realized gain	989,345	3,678,581	-		4,667,926
Net change in unrealized appreciation/(depreciation)
of investments and foreign currencies	722,375	8,310,279	-		9,032,654
Net Realized and Unrealized Gain on Investments and Foreign Currencies:	1,711,720	11,988,860	-		13,700,580

Net Increase in Net Assets Resulting from Operations	$3,122,195	$19,362,548	$120,520		$22,605,263

AIncrease to reflect appropriate expense levels by merging the Funds.
BDecrease to reflect appropriate expense levels by merging the Funds.

See accompanying Pro Forma Notes, which are an integral part of the financial statements.

Delaware Enhanced Global Dividend and Income Fund
Pro Forma Notes to Financial Statements
November 30, 2010 (Unaudited)

Delaware Enhanced Global Dividend and Income Fund (the “Acquiring Fund”) is organized as a Delaware statutory trust and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Acquiring Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DEX.

The primary investment objective of the Acquiring Fund is to seek current income, with a secondary objective of capital appreciation.

1.  Basis of Pro forma Presentation
The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of substantially all the assets of Delaware Investments® Global Dividend and Income Fund, Inc. (the “Target Fund” and, with the Acquiring Fund, the “Funds”) by the Acquiring Fund (such acquisition, the “Transaction”).

Under the terms of the Agreement and Plan of Reorganization relating to the Transaction, the Transaction will be accounted for by a method of accounting for tax-free mergers of investment companies.  The Transaction would be accomplished by an acquisition of substantially all of the assets of the Target Fund in exchange for common shares of the Acquiring Fund of equivalent aggregate net asset value.

The pro forma statement of assets and liabilities and the pro forma portfolio of investments are calculated as if the Transaction had taken place as of November 30, 2010, and the pro forma statement of operations is calculated for the twelve months ended November 30, 2010 as if the Transaction had occurred at the beginning of such period.  The holdings of the Target Fund comply with the investment restrictions and guidelines of the Acquiring Fund.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of each Fund included in its annual report for the year ended November 30, 2010.

Following the Transaction, the Acquiring Fund will be the surviving entity for legal, fund accounting and performance purposes.

2. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by each Fund.

Security Valuation —  Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. Government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Foreign currency exchange contracts are valued at the mean between the bid and ask prices.  Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.  Futures contracts and options on futures are valued at the daily quoted settlement prices.  Exchange-traded options are valued at the last reported sale price or if no sales are reported, the  mean between the bid and the ask price. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees or Directors (each a “Board”, and collectively, the “Boards”). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Acquiring Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Acquiring Fund values its securities generally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Acquiring Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Acquiring Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Acquiring Fund evaluates tax positions taken or expected to be taken in the course of preparing the Acquiring Fund's tax returns to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Acquiring Fund's tax positions taken on federal income tax returns for all open tax years (November  30, 2007 – November 30, 2010), and has concluded that no provision for federal income tax is required in the Acquiring Fund's financial statements.

Distributions — The Acquiring Fund has implemented a managed distribution policy. Under the policy, the Acquiring Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Acquiring Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Acquiring Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. The actual determination of the source of the Acquiring Fund’s distributions can be made only at year-end. Shareholders will receive written notification regarding the actual components and tax treatments of all Fund distributions for the calendar year 2010 in early 2011.

To Be Announced Trades – The Acquiring Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Acquiring Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Acquiring Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Acquiring Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Acquiring Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Acquiring Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Acquiring Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Acquiring Fund are charged directly to the Acquiring Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Acquiring Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Acquiring Fund’s understanding of the applicable country’s tax rules and rates.

The Acquiring Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the twelve months ended November 30, 2010.

3. Additional Valuation Information
U.S. GAAP defines fair value as the price that the Acquiring Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the Acquiring Fund’s own assumptions, based on the best information available under the circumstances, about the assumptions that market participants would use in pricing the asset or liability. An investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 – inputs are significant unobservable inputs (including the Acquiring Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of investments by fair value hierarchy levels as of November 30, 2010:

Target Fund

	Level 1	Level 2	Level 3	Total
Common Stock	$ 13,843,004	$ 9,346,083	$ 1	$23,192,088
Corporate Debt	-	17,862,349	82,256	17,944,605
Foreign Debt	-	2,108,183	-	2,108,183
Short-term Investment	-	881,002	-	881,002
Securities Lending Collateral	-	5,539,129	-	5,539,129
Other	33,648	-	7,000	40,648
Total	$13,879,652	$35,736,746	$89,257	$49,705,655

Foreign Currency Exchange Contracts	-	$ 41,553	-	$ 41,553

Acquiring Fund
	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	-	$ 7,453,936	$ 54,625	$ 7,508,561
Common Stock	42,840,496	35,303,241	10,866	78,154,603
Corporate Debt	-	86,630,805	353,027	86,983,832
Foreign Debt	-	9,801,964	-	9,801,964
Investment Companies	4,459,910	-	-	4,459,910
U.S. Treasury Obligations	-	437,080	-	437,080
Short-term Investments	-	8,459,022	-	8,459,022
Securities Lending Collateral	-	21,078,305	-	21,078,305
Other	303,356	384,310	1	687,667
Total	$47,603,762	$169,548,663	$418,519	$217,570,944

Foreign Currency Exchange Contracts	-	$ 3,447	-	$ 3,447
Swap Contracts	-	$ 15,776	-	$ 15,776

Acquiring Fund Pro Forma Combining

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	-	$ 7,453,936	$ 54,625	$ 7,508,561
Common Stock	56,686,500	44,649,324	10,867	101,346,691
Corporate Debt	-	104,493,154	435,283	104,928,437
Foreign Debt	-	11,910,147	-	11,910,147
Investment Companies	4,459,910	-	-	4,459,910
U.S. Treasury Obligations	-	437,080	-	437,080
Short-term Investments	-	9,340,024	-	9,340,024
Securities Lending Collateral	-	26,617,434	-	26,617,434
Other	337,004	384,310	7,001	728,315
Total	$61,483,414	$205,285,409	$507,776	$267,276,599

Foreign Currency Exchange Contracts	-	$ 45,000	-	$ 45,000
Swap Contracts	-	$ 15,776	-	$ 15,776

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Target Fund

	Common Stock	Corporate Debt	Foreign Debt	Securities Lending Collateral	Other	Total
Balance as of 11/30/09	$ 1	$ 21,251	$ 372,581	$ 3,320	$ 6,000	$ 403,153
Purchases		61,000			-	61,000
Sales	-	-	(118,485)	(3,953)	-	(122,438)
Net realized loss	-	-	(237)	-	-	(237)
Transfer out of Level 3	-	-	(217,820)	-	-	(217,820)
Net change in unrealized appreciation/depreciation	-	5	(36,039)	633	1,000	(34,401)
Balance as of 11/30/10	$1	$82,256	$-	$-	$7,000	$89,257

Net change in unrealized appreciation/depreciation from investments still held as of 11/30/10	-	$ 5	-	$ (3,152)	$ 1,000	$ (2,147)

Acquiring Fund

	Agency, Asset Backed & Mortgage Backed Securities	Foreign Debt	Corporate Debt	Common Stock	Securities Lending Collateral	Other	Total
Balance as of 11/30/09	$ 131,070	$ 3,479,000	-	-	$ 13,945	-	$3,624,015
Purchases	-	-	352,999	11,491	-	-	364,490
Sales	(266,200)	(3,407,687)	-	-	(16,604)	-	(3,690,491)
Net realized gain	22	45,288	-	-	-	-	45,310
Net change in unrealized appreciation/depreciation	189,733	(116,601)	28	(625)	2,659	1	75,195
Balance as of 11/30/10	$54,625	$-	$353,027	$10,866	$-	$ 1	418,519

Net change in unrealized appreciation/depreciation from investments still held as of 11/30/10	$ (581)	-	$ 28	$ (625)	$ (13,239)	$ 1	$ (14,416)

Acquiring Fund Pro Forma Combined

	Agency, Asset Backed & Mortgage Backed Securities	Foreign Debt	Corporate Debt	Common Stock	Securities Lending Collateral	Other	Total
Balance as of 11/30/09	$ 131,070	$ 3,851,581	$ 21,251	$ 1	$ 17,265	$ 6,000	$4,021,168
Purchases	-	-	413,999	11,491	-	-	425,490
Sales	(266,200)	(3,526,172)	-	-	(20,557)	-	(3,812,929)
Net realized gain	22	45,051	-	-	-	-	45,073
Transfer out of Level 3	-	(217,820)	-	-	-	-	(217,820)
Net change in unrealized appreciation/depreciation	189,733	(152,640)	33	(625)	3,292	1,001	39,794
Balance as of 11/30/10	$54,625	$-	$435,283	$10,867	$-	$7,001	$500,776

Net change in unrealized appreciation/depreciation from investments still held as of 11/30/10	$ (581)	-	$ 33	$ (625)	$ (16,391)	$ 1,001	$ (16,563)

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Funds’ fiscal year ending November 30, 2010 and interim periods therein.  Utilizing international fair value pricing for a security could cause transfers from Level 1 investments to Level 2 investments in the hierarchy. During the period ended November 30, 2010, transfers out of Level 3 investments into Level 2 investments were made in the amount of $217,820 for the Target Fund. This was due to the Target Fund’s pricing vendor being able to supply matrix prices for an investment that had been utilizing broker quoted prices.  During the period ended November 30, 2010, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Funds.

4.  Allocation of Transaction Costs
The total costs of the Transaction are estimated to be $266,998.  The costs of the Transaction, including costs of soliciting proxies in connection with the joint shareholder meeting, will be shared 35% by the Target Fund, 40% by the Acquiring Fund, and 25% by Delaware Management Company (“DMC”), a series of Delaware Management Business Trust.

5.  Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays DMC, the Funds’ investment manager, a management fee, calculated based on the adjusted average daily net assets of the Fund.  Adjusted net assets excludes the line of credit liability.  The Target Fund’s management fee is paid at a rate of 0.70% and the Acquiring Fund’s management fee is paid at a rate of 1.00%.  Effective upon the consummation of the merger, DMC will reduce the contractual management fee of the Acquiring Fund to a rate of 0.95%.

Delaware Service Company, Inc. (“DSC”), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, each Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate of aggregate average daily net assets: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis.

Trustees’/Directors’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees.  Certain officers of DMC and DSC are officers and/or Trustees of the Funds.  These officers and Trustees are paid no compensation by the Funds.

6. Capital Stock
Shares obtained under the Acquiring Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, The Bank of New York Mellon (BNY Mellon) Shareowner Services, in the open market if the shares of the Fund are trading at a discount to the Fund’s net asset value on the dividend payment date. However, the dividend reinvestment plan provides that if the shares of the Fund are trading at a premium to the Fund’s net asset value on the dividend payment date, the Fund will issue shares to shareholders of record at net asset value. During the period ended November 30, 2010, the Fund issued 83,412 shares for $1,020,065 under the Fund’s dividend reinvestment plan because the Fund was trading at a premium to net asset value on the respective dividend payment dates. Since the Fund was trading at a discount on the respective dividend payment dates for the period ended November 30, 2010, BNY Mellon Shareholder Services purchased shares of the Fund on the open market pursuant to the Fund’s dividend reinvestment plan.

7. Line of Credit
Effective June 30, 2010, the Acquiring Fund borrowed money pursuant to a $50,000,000 Credit Agreement with BNY Mellon that is renewed annually and that expires on June 29, 2011. Depending on market conditions, the amount borrowed by the Acquiring Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.  Effective upon the consummation of the merger, the Acquiring Fund anticipates that it will increase its credit line with BNY Mellon to include all amounts outstanding under the Target Fund's Credit Agreement with BNY Mellon.

At November 30, 2010, the principal value of loans outstanding under the Acquiring Fund's Credit Agreement with BNY Mellon was $40,000,000 at a variable interest rate of 1.5625%. During the period ended November 30, 2010, the average daily balance of loans outstanding was $40,000,000 at a weighted average interest rate of approximately 1.6344%. Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.25% per annum on the unused balance. The loan is collateralized by the Acquiring Fund’s portfolio.

For the year ended November 30, 2010, the Target Fund borrowed money pursuant to a $17,000,000 Credit Agreement with BNY Mellon that is renewed annually and that expires on November 28, 2011.

At November 30, 2010, the principal value of loans outstanding under Target Fund's Credit Agreement with BNY Mellon  was $10,725,000 at a variable interest rate of 1.45%. During the year ended November 30, 2010, the average daily balance of loans outstanding was $10,725,000 at a weighted average interest rate of approximately 1.43%. Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee was computed at a rate of 0.25% per annum on the unused balance. The loan was collateralized by the Target Fund’s portfolio.

8. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Acquiring Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Acquiring Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Acquiring Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorable. In addition, the Acquiring Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Acquiring Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Acquiring Fund and the counterparty and by the posting of collateral by the counterparty to the Acquiring Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Acquiring Fund may use futures in the normal course of pursuing its investment objective. The Acquiring Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Acquiring Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Acquiring Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Acquiring Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. There were no futures contracts outstanding at November 30, 2010.

Options Contracts — During the period ended November 30, 2010, the Acquiring Fund entered into options contracts in the normal course of pursuing its investment objective. The Acquiring Fund may buy or write options contracts for any number of reasons, including: to manage the Fund's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Acquiring Fund may buy or write call or put options on securities, financial indices, and foreign currencies. When the Acquiring Fund buys and option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Acquiring Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Acquiring Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Acquiring Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Acquiring Fund. The Acquiring Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Acquiring Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. Transactions in written options during the period ended November 30, 2010 for the Acquiring Fund were as follows:

    Number of contracts                                      Premiums
Options outstanding at 11/30/09                   -                        $-
Options written                                           2,702                               612,883
Options terminated in
  closing purchase transactions               (2,702)                                              (612,883)
Options outstanding at 11/30/10                   -                       $-

Swap Contracts — The Acquiring Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Acquiring Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Acquiring Fund invests in, such as the corporate bond market. The Acquiring Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Acquiring Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Acquiring Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Acquiring Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Acquiring Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. A Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Acquiring Fund and the counterparty and by the posting of collateral by the counterparty to the Acquiring Fund to cover the Fund’s exposure to the counterparty. No interest rate swap contracts were outstanding at November 30, 2010.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Acquiring Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Acquiring Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Acquiring Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Acquiring Fund and the counterparty and by the posting of collateral by the counterparty to the Acquiring Fund to cover the Fund's exposure to the counterparty. No index swap contracts were outstanding at November 30, 2010.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Acquiring Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended November 30, 2010, the Acquiring Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At November 30, 2010, the net unrealized appreciation of credit default swaps was $15,776. If a credit event had occurred for all swap transactions where collateral posting was required as of November 30, 2010, the swaps' credit-risk-related contingent features would have been triggered and the Acquiring Fund would have received $205,000 less the value of the contracts' related reference obligations.

As disclosed in the footnotes to the pro forma portfolio of investments, at November 30, 2010, the notional value of the protection sold was $50,000, which reflects the maximum potential amount the Acquiring Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At November 30, 2010, the net unrealized appreciation of the protection sold was $1,458.

Credit default swaps may involve greater risks than if the Acquiring Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Acquiring Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Acquiring Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Acquiring Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the pro forma portfolio of investments.

	Asset Derivatives		Liability Derivatives

	Pro Forma Portfolio of Investments	Fair Value	Pro Forma Portfolio of Investments	Fair Value

Foreign exchange contracts	Receivables and other assets net of liabilities	$3,447	Liabilities net of receivables and other assets	$-
Credit contracts (Swaps contracts)	Receivables and other assets net of liabilities	15,776	Liabilities net of receivables and other assets	-

Total		$19,223		$-

The effect of derivative Instruments on the pro forma statement of operations for the period ended November 30, 2010 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain or Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Foreign currency exchange contracts	Net realized gain on forward currency contracts and net change in unrealized appreciation /depreciation of investments and foreign currency contracts	$ 406	$ 3,447
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation/depreciation of investments and swap contracts	(3,596)	14,816
Total		$ (3,190)	$18,263

9. Securities Lending
The Acquiring Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Acquiring Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Acquiring Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Acquiring Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Acquiring Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (the “Liquidating Fund”), effectively bifurcating the previous collateral investment pool. The Acquiring Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Acquiring Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Acquiring Fund, or at the discretion of the lending agent, replace the loaned securities. The Acquiring Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Acquiring Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Acquiring Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Acquiring Fund, the security lending agent and the borrower. The Acquiring Fund records security lending income net of allocations to the security lending agent and the borrower.

At November 30, 2010, the value of securities on loan was $25,764,900 for which the Acquiring Fund received collateral, comprised of non-cash collateral valued at $62,682 and cash collateral of $27,015,358. At November 30, 2010, the value of invested collateral was $26,617,434. Investments purchased with cash collateral are presented on the pro forma portfolio of investments under the caption "Securities Lending Collateral.”

10. Credit and Market Risk
The Acquiring Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Acquiring Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Acquiring Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Acquiring Fund.

The Acquiring Fund invests a portion of its assets a in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Rating Group and/or Ba or lower by Moody’s Investors Service Inc.  Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Acquiring Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Acquiring Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Acquiring Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Acquiring Fund invests in REITs and is subject to the risks associated with that industry. If the Acquiring Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended November 30, 2010. The Acquiring Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Acquiring Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Acquiring Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Acquiring Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Acquiring Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the pro forma portfolio of investments.

11. Contractual Obligations
The Acquiring Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Acquiring Fund's maximum exposure under these arrangements is unknown. However, the Acquiring Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Acquiring Fund’s existing contracts and expects the risk of loss to be remote.

PART C

OTHER INFORMATION

Item 15.                      Indemnification.

Pursuant to the Registrant’s Amended and Restated Agreement and Declaration of Trust (“DOT”), the Registrant shall indemnify, out of any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Registrant, or one or more of any series thereof, to the fullest extent permitted under applicable law, any natural person, partnership, limited partnership, limited liability company, trust, estate, association, corporation, organization, custodian, nominee or any other individual or entity in its own or any representative capacity, in each case, whether domestic or foreign, and a statutory trust or a foreign statutory or business trust (each a “Person”) who was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (each a “Proceeding”) by reason of the fact that such Person is or was a Trustee, officer, employee or other agent of the Registrant or is or was serving at the request of the Registrant as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise of the Registrant, against expenses (which include, without limitation, attorneys’ fees and any expenses of establishing a right to indemnification under Article VII of the Registrant’s DOT), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such Proceeding if such Person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the Person did not act in good faith or that the Person had reasonable cause to believe that the Person’s conduct was unlawful.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.                      Exhibits.

The following exhibits are incorporated by reference to the Registrant’s previously filed registration statements on Form N-1A indicated below, except as noted:

(1)	Copies of the charter of the Registrant as now in effect;

(a)
Amended and Restated Agreement and Declaration of Trust, dated May 17, 2007, incorporated into this filing by reference to Pre-Effective Amendment No. 1 to the Registrant’s registration statement filed May 24, 2007.

(2)	Copies of the existing bylaws or corresponding instrument of the Registrant;

(a)	Amended and Restated Bylaws dated May 17, 2007, incorporated into this filing by reference to Pre-Effective Amendment No. 1 to the Registrant’s registration statement filed May 24, 2007.

(3)	Copies of any voting trust agreement affecting more than 5 percent of any class of equity securities of the Registrant;

Not Applicable.

(4)	Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it;

(a)	Form of Agreement and Plan of Acquisition is filed herewith as Appendix A to the Proxy Statement/Prospectus contained in Part A of this Registration Statement.

(5)
Copies of all instruments defining the rights of holders of the securities being registered including, where applicable, the relevant portion of the articles of incorporation or by-laws of the Registrant;

(a)	Articles III and V of the Amended and Restated Agreement and Declaration of Trust.

(b)	Articles II and VIII of the Amended and Restated Bylaws.

(6)	Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

(a)
Investment Management Agreement (January 4, 2010) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant incorporated into this filing by reference to the Registrant’s Form NSAR-A filed on July 28, 2010.

(7)	Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

Not applicable.

(8)
Copies of all bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Registrant in their capacity as such. Furnish a reasonably detailed description of any plan that is not set forth in a formal document;

Not applicable.

(9)
Copies of all custodian agreements and depository contracts under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act") for securities and similar investments of the Registrant, including the schedule of remuneration;

(a)
Amended and Restated Mutual Fund Custody and Services Agreement (May 16, 2002) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Pre-Effective Amendment No. 2 to the Registrant’s registration statement filed June 22, 2007.

(i)
Amendment to the Amended and Restated Mutual Fund Custody and Services Agreement (May 17, 2007) incorporated into this filing by reference to Pre-Effective Amendment No. 2 to the Registrant’s registration statement filed June 22, 2007.

(10)
Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by the Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of the Registrant's trustees describing any action taken to revoke the plan;

Not applicable.

(11)	An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and nonassessable;

(a)	Opinion of Counsel is filed herewith as Exhibit No. Ex-99(11)(a).

(12)
An opinion, and consent to their use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus;

(a)	Tax Opinion to be filed by Post-Effective Amendment.

(13)	Copies of all material contracts of the Registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement;

(a)
Fund Accounting and Financial Administration Oversight Agreement (January 4, 2010) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 40 to the Delaware Group® Tax-Free Fund’s registration statement filed October 29, 2010.

(i)
Amendment No. 1 (April 26, 2010) to Schedule A to the Fund Accounting and Financial Administration Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 40 to the Delaware Group® Tax-Free Fund’s registration statement filed October 29, 2010.

(ii)
Amendment No. 2 (January 31, 2011) to Schedule A to the Fund Accounting and Financial Administration Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 56 to the Delaware VIP Trust’s registration statement filed April 15, 2011.

(14)	Copies of any other opinions, appraisals, or rulings, and consents to their use, relied on in preparing the registration statement and required by Section 7 of the 1933 Act;

(a)	Consent of PricewaterhouseCoopers LLP is filed herewith as Exhibit No. Ex-99(14)(a).

(b)	Consent of Ernst & Young LLP is filed herewith as Exhibit No. Ex-99(14)(b).

(15)	All financial statements omitted pursuant to Item 14(a)(1);

Not applicable.

(16)	Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement; and

(a)	Powers of Attorney are filed herewith as Exhibit No. Ex-99(16)(a).

(17)	Any additional exhibits which the Registrant may wish to file.

(a)
Transfer Agent Services Agreement (May 17, 2007) between Mellon Investor Services LLC and the Registrant incorporated into this filing by reference to Pre-Effective Amendment No. 2 to the Registrant’s registration statement filed June 22, 2007.

Item 17.                      Undertakings.

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
The undersigned Registrant agrees to file by Post-Effective Amendment the opinions and consents of counsel regarding the tax consequences of the proposed reorganizations required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinions.

SIGNATURES

As required by the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement has been signed on behalf of the Registrant in the City of Philadelphia, and the Commonwealth of Pennsylvania on the 24th day of June, 2011.

Delaware Enhanced Global Dividend and Income Fund

By:  /s/ Patrick P. Coyne
Patrick P. Coyne
Chairman/President/Chief Executive Officer

As required by the Securities Act, this Registration Statement has been signed by the following persons in the capacities and the date(s) indicated.

Signature	Title	Date

/s/ Patrick P. Coyne*	Chairman/President/Chief Executive Officer	June 24, 2011
Patrick P. Coyne	(Principal Executive Officer) and Trustee

/s/ Thomas L. Bennett *	Trustee	June 24, 2011
Thomas L. Bennett

/s/ John A. Fry *	Trustee	June 24, 2011
John A. Fry

/s/ Anthony D. Knerr *	Trustee	June 24, 2011
Anthony D. Knerr

/s/ Lucinda S. Landreth *	Trustee	June 24, 2011
Lucinda S. Landreth

/s/ Ann R. Leven *	Trustee	June 24, 2011
Ann R. Leven

/s/ Thomas F. Madison *	Trustee	June 24, 2011
Thomas F. Madison

/s/ Janet L. Yeomans *	Trustee	June 24, 2011
Janet L. Yeomans

/s/ J. Richard Zecher *	Trustee	June 24, 2011
J. Richard Zecher

/s/ Richard Salus *	Senior Vice President/Chief Financial Officer	June 24, 2011
Richard Salus	(Principal Financial Officer)

*By:	/s/ David F. Connor David F. Connor as Attorney-in-Fact for each of the persons indicated (Pursuant to Powers of Attorney filed herewith)

EXHIBIT INDEX

EXHIBIT NO.	EXHIBIT
(11)(a)	Opinion of Counsel
(14)(a)	Consent of PricewaterhouseCoopers LLP
(14)(b)	Consent of Ernst & Young LLP
(16)(a)	Powers of Attorney